[GRAPHIC OMITTED]


                                  THE HARTFORD

                         INVESTOR FINANCIAL SUPPLEMENT

                                 MARCH 31, 2003

                                    - OFC -

             THE HARTFORD FINANCIAL SERVICES GROUP, INC.



Address:
690 Asylum Avenue
Hartford, CT  06115

Internet address:  http://www.thehartford.com

Contacts:
Hans Miller
Senior Vice President
Planning, Development and Investor Relations
Phone (860) 547-2751

Mike Lesperance
Assistant Vice President
Investor Relations
Phone (860) 547-6781

Kate Murphy
Executive Assistant
Investor Relations
Phone (860) 547-4257



-------------------------------------------------------------------------------------------------------------
As of May 12, 2003
                                                  A.M. BEST      FITCH       STANDARD & POOR'S     MOODY'S
INSURANCE FINANCIAL STRENGTH RATINGS:
Hartford Fire                                         A+          AA                AA-              Aa3
Hartford Life Insurance Company                       A+          AA                AA-              Aa3
Hartford Life & Accident                              A+          AA                AA-              Aa3
Hartford Life & Annuity                               A+          AA                AA-              Aa3
OTHER RATINGS:
The Hartford Financial Services Group, Inc.:
   Senior debt                                        a-           A                A-               A2
   Commercial paper                                 AMB-2         F1                A-2              P-1
Hartford Life, Inc.:
   Senior debt                                        a-           A                A-               A2
   Commercial paper                                  --           F1                A-2              P-1
-------------------------------------------------------------------------------------------------------------

TRANSFER AGENT
The Bank of New York
Shareholder Relations Department - 12W
P.O. Box 11258
Church Street Station
New York, NY  10286
800-524-4458



COMMON STOCK
Common stock of The Hartford Financial Services, Inc. is traded on the New York Stock Exchange under the symbol "HIG".

This report is for information purposes only. It should be read in conjunction with documents filed by The Hartford Financial Services Group, Inc. with the Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.

                                    - IFC -

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                          INVESTOR FINANCIAL SUPPLEMENT
                                    CONTENTS


                 Basis of Presentation ......................................  i

CONSOLIDATED     Consolidated Financial Results .............................  1
                 Consolidating Statements of Operations
                   First Quarter Ended March 31, 2003 and 2002 ..............  2
                 Consolidating Balance Sheets
                   As of March 31, 2003 and December 31, 2002 ...............  3
                 Capital Structure ..........................................  4
                 Accumulated Other Comprehensive Income, net of tax .........  5
                 Computation of Basic and Diluted Earnings (Loss) Per Share .  6


LIFE             Financial Highlights .......................................  8
                 Operating Results ..........................................  9
                 Total Assets Under Management/Japan Data ................... 10
                 Balance Sheets ............................................. 11
                 Deferred Policy Acquisition Costs and Present Value
                   of Future Profits ........................................ 12
                 Reinsurance Recoverable Analysis ........................... 13
                 Statutory Surplus to GAAP Stockholders' Equity
                   Reconciliation ........................................... 14
                 Investment Products
                   Income Statements
                      Individual Annuity .................................... 15
                      Other ................................................. 16
                   Supplemental Data
                      Sales/Other Deposits .................................. 17
                      Assets Under Management ............................... 18
                      Individual Annuity - Account Value Rollforward ........ 19
                      Other - Account Value and Asset Rollforward ........... 20
                      Guaranteed Minimum Death Benefits ..................... 21
                 Individual Life
                   Income Statements ........................................ 22
                   Supplemental Data ........................................ 23
                   Account Value Rollforward ................................ 24
                 Group Benefits
                   Income Statements ........................................ 25
                   Supplemental Data ........................................ 26



PROPERTY &       Financial Highlights ....................................... 30
CASUALTY         Operating Results .......................................... 31
                 Business Insurance Underwriting Results .................... 32
                 Business Insurance Written and Earned Premiums ............. 33
                 Personal Lines Underwriting Results ........................ 34
                 Personal Lines Written and Earned Premiums ................. 35
                 Specialty Commercial Underwriting Results .................. 36
                 Specialty Commercial Written and Earned Premiums ........... 37
                 Reinsurance Underwriting Results ........................... 38
                 Reinsurance Written and Earned Premiums .................... 39
                 Statistical Premium Information (Year over Year) ........... 40
                 Statutory Surplus to GAAP Stockholders' Equity
                   Reconciliation ........................................... 41
                 Other Operations ........................................... 42
                 Other Operations Claims and Claims Adjustment Expenses ..... 43
                 Summary of Gross Asbestos Reserves ......................... 44
                 Paid and Incurred Loss and Loss Adjustment Expense ("LAE")
                   Development - A&E ........................................ 45
                 Unpaid Claims and Claim Adjustment Expense Reserve
                   Rollforward .............................................. 46
                 Reinsurance Recoverable Analysis ........................... 47
                 Consolidated Income Statements ............................. 48
                 Consolidated Balance Sheets ................................ 49

INVESTMENTS      General Account - Investment Earnings Before-tax
                   Consolidated ............................................. 52
                   Life ..................................................... 53
                   Property & Casualty ...................................... 54
                   Corporate ................................................ 55
                 General and Guaranteed Separate Account - Composition of
                  Invested Assets
                   Consolidated ............................................. 56
                   Life ..................................................... 57
                 General Account - Composition of Invested Assets
                   Property & Casualty ...................................... 58
                 General and Guaranteed Separate Account - Unrealized
                  Loss Aging
                   Consolidated ............................................. 59
                   Life ..................................................... 60
                 General Account - Unrealized Loss Aging
                   Property & Casualty ...................................... 61
                 General and Guaranteed Separate Account - Invested
                  Asset Exposures ........................................... 62

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                              BASIS OF PRESENTATION

DEFINITIONS AND PRESENTATION
----------------------------

o     All amounts are in millions, except for per share and ratio information.

o Operating income is a non-GAAP measure representing net income, excluding the after-tax effect of net realized capital gains and losses. The Company believes that operating income provides to investors a valuable measure of the performance of the Company's ongoing businesses because it excludes the effect of realized capital gains and losses, which tend to be highly variable. Net income is the most directly comparable GAAP measure.

o The Company has included the non-GAAP measures net income, excluding the after-tax effect of the 2003 asbestos reserve addition, and operating income, excluding the after-tax effect of the 2003 asbestos reserve addition, in these materials. The Company has provided these measures to enhance investor understanding of the financial performance of the Company's operating businesses by eliminating the effect of the asbestos reserve addition, which relates solely to legacy businesses. In each case, net income is the most directly comparable GAAP measure.

o Certain operating and statistical measures have been incorporated herein to provide supplemental data that indicate trends in The Hartford's current business. These measures include sales, account value rollforward, in-force and written premium. Written premiums represents the amount of premiums charged for policies issued in a fiscal period. Management believes that this forward-looking performance measure is useful to investors as it provides a better understanding of the underlying trends in the Company's current business. Earned premiums is the most directly comparable GAAP measure.

o The Hartford, along with others in the property and casualty insurance industry, uses underwriting ratios as measures of performance. The loss ratio is the ratio of claims expense (exclusive of claim adjustment expenses) to earned premiums. The loss adjustment expense ratio represents the ratio of claim adjustment expenses to earned premiums. The expense ratio is the ratio of underwriting expenses (commissions; taxes, licenses and fees; as well as other underwriting expenses, excluding bad debts expense) to earned premiums. The policyholder dividend ratio is the ratio of policyholder dividends to earned premiums. The combined ratio is the sum of the loss ratio, the loss adjustment expense ratio, the expense ratio and the policyholder dividend ratio. These ratios are relative measurements that describe for every $100 of net premiums earned, the cost of losses and expenses, respectively. A combined ratio below 100 demonstrates underwriting profit; a combined ratio above 100 demonstrates underwriting loss. The "catastrophe ratio" represents the ratio of catastrophe losses to earned premiums.

o     Trust  preferred  securities   represent  company  obligated   mandatorily
      redeemable preferred securities of subsidiary trusts holding solely junior subordinated debentures.

o     Accumulated other comprehensive income ("AOCI") represents unrealized gain
      (loss) on securities, net of tax; net gain (loss) on cash-flow hedging instruments, net of tax; cumulative translation adjustments, net of tax; and minimum pension liability adjustment, net of tax.

o Assets under management is an internal performance measure used by the Company since a significant portion of the Company's revenue is based upon asset values. These revenues increase or decrease with a rise or fall, respectively, in the level of assets under management.

o Investment yield, after-tax, is calculated by dividing after-tax net investment income by average invested assets at amortized cost. Investment yield, before-tax, is calculated by dividing before-tax net investment income by average invested assets at amortized cost.

o Net realized capital gains and losses are not allocated to the segment level within Life and North American.

o Net income and net realized capital losses for the first quarter ended March 31, 2003 include impairments on securities of $58, after-tax, partially offset by net realized capital gains of $24, after-tax. Net income and net realized capital losses for the first quarter ended March 31, 2002 include impairments on securities of $27, after-tax, partially offset by net realized capital gains of $26, after-tax.

o Property & Casualty includes North American and Other Operations. North American includes the combined underwriting results of the Business Insurance, Personal Lines, Specialty Commercial and Reinsurance underwriting segments along with income and expense items not directly allocated to these segments, such as net investment income, net realized capital gains and losses, other expenses (including interest) and income taxes. Other Operations includes certain property and casualty insurance operations which have discontinued writing new business and claims related to asbestos and environmental exposures.

o Corporate includes the capital raising and purchase accounting adjustment activities related to the June 27, 2000 acquisition of all of the outstanding shares of Hartford Life, Inc. ("HLI") that the Company did not already own, as well as capital that has not been contributed to the Company's insurance subsidiaries.

o Certain reclassifications have been made to the prior periods to conform to the March 31, 2003 presentation.

o     NM - Not meaningful, increases or decreases greater than 200%.

                                      THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                            CONSOLIDATED FINANCIAL RESULTS



                                                                            1Q          2Q         3Q          4Q
HIGHLIGHTS                                                                 2002        2002       2002        2002
                                                                         ----------  ---------  ----------  ---------

    Net income (loss) [1]                                                 $    292   $    185    $    265   $    258
    Operating income (loss) [1]                                           $    293   $    291    $    365   $    301
    Impact of 2003 asbestos reserve addition                              $      -   $      -    $      -   $      -
    Operating income before impact of 2003 asbestos reserve addition      $    293   $    291    $    365   $    301
    Total revenues                                                        $  4,060   $  3,992    $  4,085   $  4,280
    Total assets                                                          $185,261   $179,937    $175,824   $181,975
    Total assets under management [2]                                     $203,598   $197,084    $191,055   $198,608

--------------------------------------------------------------------------------------------------------------------

PER SHARE AND SHARES DATA
    Basic earnings (loss) per share [1]
      Net income (loss)                                                     $ 1.19     $ 0.75      $ 1.06     $ 1.01
      Operating income (loss)                                               $ 1.19     $ 1.18      $ 1.47     $ 1.18
      Operating income before impact of 2003 asbestos reserve addition      $ 1.19     $ 1.18      $ 1.47     $ 1.18
    Diluted earnings (loss) per share [1] [3]
      Net income (loss)                                                     $ 1.17     $ 0.74      $ 1.06     $ 1.01
      Operating income (loss)                                               $ 1.17     $ 1.16      $ 1.46     $ 1.17
      Operating income before impact of 2003 asbestos reserve addition [4]  $ 1.17     $ 1.16      $ 1.46     $ 1.17
    Weighted average common shares outstanding                               246.1      247.4       248.9      255.2
    Weighted average common shares outstanding
         and dilutive potential common shares [3]                            249.7      250.7       250.5      256.3
    Common shares outstanding                                                246.7      247.6       255.0      255.2
    Book value (including AOCI)                                            $ 36.64    $ 39.00     $ 42.91    $ 42.06
    Book value (excluding AOCI)                                            $ 35.51    $ 36.06     $ 36.99    $ 37.77

--------------------------------------------------------------------------------------------------------------------

FINANCIAL RATIOS
    ROE (net income (loss) last 12 months-equity including AOCI) [5]         11.4%      10.6%        9.0%      10.1%
    ROE (operating income (loss) last 12 months-equity excluding AOCI) [5]   14.4%      14.5%       13.9%      13.8%
    ROE excluding impact of 2003 asbestos reserve addition (operating
      income (loss) last 12 months-equity excluding AOCI) [5] [6]            14.4%      14.5%       13.9%      13.8%
    Investment yield, after-tax                                               4.3%       4.3%        4.2%       4.3%
    Debt (incl. Trust Preferred Securities) to capitalization incl. AOCI     30.7%      29.3%       29.9%      29.0%
    North American Property & Casualty GAAP combined ratio                   100.2      100.5        98.7      100.0

--------------------------------------------------------------------------------------------------------------------

                                                                                       YEAR OVER
                                                                                         YEAR       SEQUENTIAL
                                                                               1Q       QUARTER      QUARTER
HIGHLIGHTS                                                                    2003       CHANGE       CHANGE
                                                                          -----------  ---------   ----------

    Net income (loss) [1]                                                  $ (1,395)        NM           NM
    Operating income (loss) [1]                                            $ (1,361)        NM           NM
    Impact of 2003 asbestos reserve addition                               $ (1,701)         -           -
    Operating income before impact of 2003 asbestos reserve addition       $     340       16%          13%
    Total revenues                                                         $   4,331        7%           1%
    Total assets                                                           $ 188,657        2%           4%
    Total assets under management [2]                                      $ 205,223        1%           3%

-------------------------------------------------------------------------------------------------------------

PER SHARE AND SHARES DATA
    Basic earnings (loss) per share [1]
      Net income (loss)                                                     $ (5.46)        NM           NM
      Operating income (loss)                                               $ (5.33)        NM           NM
      Operating income before impact of 2003 asbestos reserve addition        $ 1.33       12%          13%
    Diluted earnings (loss) per share [1] [3]
      Net income (loss)                                                     $ (5.46)        NM           NM
      Operating income (loss)                                               $ (5.33)        NM           NM
      Operating income before impact of 2003 asbestos reserve addition [4]  $   1.33       14%          14%
    Weighted average common shares outstanding                                 255.4       9.3  sh      0.2  sh
    Weighted average common shares outstanding
         and dilutive potential common shares [3]                              255.4       5.7  sh     (0.9) sh
    Common shares outstanding                                                  255.4       8.7  sh      0.2  sh
    Book value (including AOCI)                                             $  36.97        1%         (12%)
    Book value (excluding AOCI)                                             $  32.05      (10%)        (15%)

-------------------------------------------------------------------------------------------------------------

FINANCIAL RATIOS
    ROE (net income (loss) last 12 months-equity including AOCI) [5]          (7.4%)        NM           NM
    ROE (operating income (loss) last 12 months-equity excluding AOCI) [5]    (4.8%)        NM           NM
    ROE excluding impact of 2003 asbestos reserve addition (operating
      income (loss) last 12 months-equity excluding AOCI) [5] [6]              13.9%      (0.5)         0.1
    Investment yield, after-tax                                                 4.2%      (0.1)        (0.1)
    Debt (incl. Trust Preferred Securities) to capitalization incl. AOCI       31.7%       1.0          2.7
    North American Property & Casualty GAAP combined ratio                      97.7       2.5          2.3

-------------------------------------------------------------------------------------------------------------

[1] The quarter ended March 31, 2002 includes the earnings impacts of the $11 after-tax expense in Life related to Bancorp Services, LLC litigation and the $8 after-tax benefit in Life's September 11 Terrorist Attack exposure. The quarter ended September 30, 2002 includes $76 of tax benefit in Life primarily related to the favorable treatment of certain tax items arising during the 1996-2002 tax years.
[2] Includes mutual fund assets (see page 18) and third party assets managed by HIMCO (see page 56).
[3] As a result of the antidilutive impact from the net loss in the first quarter of 2003, The Hartford is required by generally accepted accounting principles to use basic weighted average shares in the calculation of first quarter 2003 diluted earnings per share. In the absence of the net loss, 256.1 weighted average common shares outstanding and dilutive potential common shares would have been used in the calculation.
[4] Calculated using weighted average common shares outstanding and dilutive potential common shares of 256.1.
[5] The quarters ending March 31, 2002 and June 30, 2002 exclude the $440 loss related to September 11, 2001.
[6] ROE calculated excluding the earnings and equity impacts of the 2003 asbestos reserve addition.

                                       THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                         CONSOLIDATING STATEMENTS OF OPERATIONS
                                       FIRST QUARTER ENDED MARCH 31, 2003 AND 2002

                                                                       LIFE                    PROPERTY & CASUALTY
                                                             -----------------------------------------------------------
                                                               2003    2002      CHANGE       2003     2002      CHANGE
                                                             -------- --------  --------     -------- --------  --------

Earned premiums                                                 $ 683   $ 709     (4%)       $ 2,166  $ 1,877     15%
Fee income                                                        617     662     (7%)             -        -      -
Net investment income                                             507     448     13%            285      254     12%
Other revenues                                                     27      32    (16%)            95       81     17%
Net realized capital gains (losses)                               (48)    (15)      NM            (5)       8      NM
------------------------------------------------------------------------------------------------------------------------
    TOTAL REVENUES                                              1,786   1,836     (3%)         2,541    2,220     14%

Benefits, claims and claim adjustment expenses [1]              1,083   1,057      2%          4,161    1,358      NM
Amortization of deferred policy acquisition costs and
     present value of future profits                              163     152      7%            401      403       -
Insurance operating costs and expenses                            351     357     (2%)           216      177     22%
Other expenses                                                     33      48    (31%)           132      126      5%
------------------------------------------------------------------------------------------------------------------------
    TOTAL BENEFITS AND EXPENSES                                 1,630   1,614      1%          4,910    2,064    138%

    INCOME (LOSS) BEFORE INCOME TAXES                             156     222    (30%)        (2,369)     156      NM

Income tax expense (benefit)                                       30      52    (42%)          (856)      28      NM
------------------------------------------------------------------------------------------------------------------------

    NET INCOME (LOSS) [2]                                         126     170    (26%)        (1,513)     128      NM

Net realized capital gains (losses), after-tax                    (31)     (7)      NM            (3)       6      NM
------------------------------------------------------------------------------------------------------------------------

    OPERATING INCOME (LOSS) [2]                                 $ 157   $ 177    (11%)       $(1,510)   $ 122      NM
------------------------------------------------------------------------------------------------------------------------


                                                                    CORPORATE                    CONSOLIDATED
                                                             -------------------------------------------------------
                                                               2003    2002     CHANGE       2003     2002     CHANGE
                                                             -------- --------  --------   -------- --------  --------

Earned premiums                                                   $ -    $ -         -      $ 2,849 $ 2,586     10%
Fee income                                                          -      -         -          617     662     (7%)
Net investment income                                               4      4         -          796     706     13%
Other revenues                                                      -      -         -          122     113      8%
Net realized capital gains (losses)                                 -      -         -          (53)     (7)      NM
--------------------------------------------------------------------------------------------------------------------
    TOTAL REVENUES                                                  4      4         -        4,331   4,060      7%

Benefits, claims and claim adjustment expenses [1]                  1      1         -        5,245   2,416    117%
Amortization of deferred policy acquisition costs and
     present value of future profits                                -      -         -          564     555      2%
Insurance operating costs and expenses                              -      -         -          567     534      6%
Other expenses                                                     15     13     15%            180     187     (4%)
--------------------------------------------------------------------------------------------------------------------
    TOTAL BENEFITS AND EXPENSES                                    16     14     14%          6,556   3,692     78%

    INCOME (LOSS) BEFORE INCOME TAXES                             (12)   (10)   (20%)        (2,225)    368       NM

Income tax expense (benefit)                                       (4)    (4)         -        (830)     76       NM
--------------------------------------------------------------------------------------------------------------------

    NET INCOME (LOSS) [2]                                          (8)    (6)   (33%)        (1,395)    292       NM

Net realized capital gains (losses), after-tax                      -      -         -          (34)     (1)      NM
--------------------------------------------------------------------------------------------------------------------

    OPERATING INCOME (LOSS) [2]                                  $ (8)  $ (6)   (33%)       $(1,361)  $ 293       NM
--------------------------------------------------------------------------------------------------------------------

[1] 2003 includes before-tax impact of asbestos reserve addition of $2,604 in Property & Casualty. Before-tax catastrophes for Property & Casualty were $56 for 2003 and $20 for 2002.
[2] 2003 includes after-tax impact of asbestos reserve addition of $1,701 in Property & Casualty. Includes after-tax catastrophes of $37 and $13 for the first quarter ended March 31, 2003 and 2002, respectively.

                                         THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                 CONSOLIDATING BALANCE SHEETS


                                                                           LIFE                   PROPERTY & CASUALTY
                                                               -----------------------------  -----------------------------
                                                                MAR. 31,  DEC. 31,              MAR.  31,  DEC. 31,
                                                                  2003       2002    CHANGE      2003       2002    CHANGE
                                                               --------- ----------  -------  ----------- --------  -------
Investments
     Fixed maturities, available for sale, at fair value       $ 31,676  $  29,377       8%     $ 20,384 $ 19,446       5%
     Equity securities, available for sale, at fair value           410        458     (10%)         209      459     (54%)
     Policy loans, at outstanding balance                         2,876      2,934      (2%)           -        -       -
     Other investments                                            1,071      1,122      (5%)         636      668      (5%)
---------------------------------------------------------------------------------------------------------------------------
        Total investments                                        36,033     33,891       6%       21,229   20,573       3%
Cash and cash equivalents                                           289        179      61%          366      198      85%
Premiums receivable and agents' balances                            191        208      (8%)       2,521    2,403       5%
Reinsurance recoverables                                            865        796       9%        5,635    4,231      33%
Deferred policy acquisition costs and present
     value of future profits                                      5,904      5,758       3%          994      930       7%
Deferred income tax                                                (347)      (274)    (27%)       1,408      610     131%
Goodwill                                                            796        796       -           153      153       -
Other assets                                                      1,329      1,362      (2%)       2,167    2,031       7%
Separate account assets                                         108,068    107,078       1%            -        -       -
---------------------------------------------------------------------------------------------------------------------------

        TOTAL ASSETS                                           $153,128  $ 149,794       2%     $ 34,473 $ 31,129      11%
---------------------------------------------------------------------------------------------------------------------------

Future policy benefits, unpaid claims and
     claim adjustment expenses                                 $  8,735  $   8,583       2%     $ 21,212 $ 17,091      24%
Other policy funds and benefits payable                          25,252     23,957       5%            -        -       -
Unearned premiums                                                    52         54      (4%)       4,246    3,942       8%
Debt                                                              1,125      1,125       -         1,164    1,164       -
Trust preferred securities                                          450        450       -         1,024    1,023       -
Other liabilities                                                 3,555      2,858      24%        3,383    2,939      15%
Separate account liabilities                                    108,068    107,078       1%            -        -       -
---------------------------------------------------------------------------------------------------------------------------
        TOTAL LIABILITIES                                       147,237    144,105       2%       31,029   26,159      19%
---------------------------------------------------------------------------------------------------------------------------

Equity x-AOCI, net of tax                                         5,089      4,980       2%        2,663    4,262     (38%)
AOCI, net of tax                                                    802        709      13%          781      708      10%
---------------------------------------------------------------------------------------------------------------------------
        TOTAL STOCKHOLDERS' EQUITY                                5,891      5,689       4%        3,444    4,970     (31%)
---------------------------------------------------------------------------------------------------------------------------

        TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY             $153,128  $ 149,794       2%     $ 34,473 $ 31,129      11%
---------------------------------------------------------------------------------------------------------------------------

                                                                      CORPORATE                   CONSOLIDATED
                                                               ------------------------   ------------------------------
                                                               MAR. 31, DEC. 31,            MAR. 31,  DEC. 31,
                                                                2003     2002   CHANGE       2003        2002     CHANGE
                                                               -------  ------- -------   ----------  ---------- -------
Investments
     Fixed maturities, available for sale, at fair value         $ 66     $ 66       -     $ 52,126    $ 48,889      7%
     Equity securities, available for sale, at fair value           -        -       -          619         917    (32%)
     Policy loans, at outstanding balance                           -        -       -        2,876       2,934     (2%)
     Other investments                                              -        -       -        1,707       1,790     (5%)
------------------------------------------------------------------------------------------------------------------------
        Total investments                                          66       66       -       57,328      54,530      5%
Cash and cash equivalents                                           -        -       -          655         377     74%
Premiums receivable and agents' balances                            -        -       -        2,712       2,611      4%
Reinsurance recoverables                                            -        -       -        6,500       5,027     29%
Deferred policy acquisition costs and present
     value of future profits                                        1        1       -        6,899       6,689      3%
Deferred income tax                                               213      209       2%       1,274         545    134%
Goodwill                                                          772      772       -        1,721       1,721      -
Other assets                                                        4        4       -        3,500       3,397      3%
Separate account assets                                             -        -       -      108,068     107,078      1%
------------------------------------------------------------------------------------------------------------------------

        TOTAL ASSETS                                           $1,056   $1,052       -    $ 188,657   $ 181,975      4%
------------------------------------------------------------------------------------------------------------------------

Future policy benefits, unpaid claims and
     claim adjustment expenses                                  $ (14)   $ (16)     13%   $  29,933    $ 25,658     17%
Other policy funds and benefits payable                            (1)      (1)      -       25,251      23,956      5%
Unearned premiums                                                  (7)      (7)      -        4,291       3,989      8%
Debt                                                              622      622       -        2,911       2,911       -
Trust preferred securities                                         (5)      (5)      -        1,469       1,468       -
Other liabilities                                                 354      384      (8%)      7,292       6,181     18%
Separate account liabilities                                        -        -       -      108,068     107,078      1%
------------------------------------------------------------------------------------------------------------------------
        TOTAL LIABILITIES                                         949      977      (3%)    179,215     171,241      5%
------------------------------------------------------------------------------------------------------------------------

Equity x-AOCI, net of tax                                         433      398       9%       8,185       9,640    (15%)
AOCI, net of tax                                                 (326)    (323)     (1%)      1,257       1,094     15%
------------------------------------------------------------------------------------------------------------------------
        TOTAL STOCKHOLDERS' EQUITY                                107       75      43%       9,442      10,734    (12%)
------------------------------------------------------------------------------------------------------------------------

        TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY             $1,056   $1,052       -    $ 188,657   $ 181,975      4%
------------------------------------------------------------------------------------------------------------------------

                                         THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                      CAPITAL STRUCTURE


                                                                                   1Q           2Q          3Q           4Q
                                                                                  2002         2002        2002         2002
                                                                               ------------ ------------ -----------  -----------
DEBT
   Short-term debt                                                                   $ 615        $ 615       $ 615        $ 315
   Long-term debt                                                                    1,965        1,965       2,595        2,596
   ------------------------------------------------------------------------------------------------------------------------------
     TOTAL DEBT                                                                      2,580        2,580       3,210        2,911

   Trust preferred securities                                                        1,425        1,429       1,461        1,468
   ------------------------------------------------------------------------------------------------------------------------------

     TOTAL DEBT INCLUDING TRUST PREFERRED SECURITIES                               $ 4,005      $ 4,009     $ 4,671      $ 4,379
---------------------------------------------------------------------------------------------------------------------------------

STOCKHOLDERS' EQUITY
   Equity excluding AOCI                                                           $ 8,761      $ 8,928     $ 9,433      $ 9,640
   AOCI                                                                                278          728       1,510        1,094
   ------------------------------------------------------------------------------------------------------------------------------

     TOTAL STOCKHOLDERS' EQUITY                                                    $ 9,039      $ 9,656    $ 10,943     $ 10,734
---------------------------------------------------------------------------------------------------------------------------------

CAPITALIZATION
   TOTAL CAPITALIZATION INCLUDING AOCI                                            $ 13,044     $ 13,665    $ 15,614     $ 15,113

   TOTAL CAPITALIZATION EXCLUDING AOCI                                            $ 12,766     $ 12,937    $ 14,104     $ 14,019

---------------------------------------------------------------------------------------------------------------------------------

FINANCIAL RATIOS
   DEBT (INCLUDING TRUST PREFERRED SECURITIES) TO EQUITY INCLUDING AOCI              44.3%        41.5%       42.7%        40.8%

   Debt (excluding Trust Preferred Securities) to equity excluding AOCI              29.4%        28.9%       34.0%        30.2%

   DEBT (INCLUDING TRUST PREFERRED SECURITIES) TO CAPITALIZATION INCLUDING AOCI      30.7%        29.3%       29.9%        29.0%

   Debt (excluding Trust Preferred Securities) to capitalization excluding AOCI      20.2%        19.9%       22.8%        20.8%

---------------------------------------------------------------------------------------------------------------------------------


                                                                                                 YEAR OVER
                                                                                                   YEAR        SEQUENTIAL
                                                                                     1Q           QUARTER       QUARTER
                                                                                    2003          CHANGE         CHANGE
                                                                                 ------------   ------------  -------------
DEBT
   Short-term debt                                                                     $ 315           (49%)          -
   Long-term debt                                                                      2,596            32%           -
   ------------------------------------------------------------------------------------------------------------------------
     TOTAL DEBT                                                                        2,911            13%           -

   Trust preferred securities                                                          1,469             3%           -
   ------------------------------------------------------------------------------------------------------------------------

     TOTAL DEBT INCLUDING TRUST PREFERRED SECURITIES                                 $ 4,380             9%           -
---------------------------------------------------------------------------------------------------------------------------

STOCKHOLDERS' EQUITY
   Equity excluding AOCI                                                             $ 8,185            (7%)          (15%)
   AOCI                                                                                1,257             NM            15%
   ------------------------------------------------------------------------------------------------------------------------

     TOTAL STOCKHOLDERS' EQUITY                                                      $ 9,442             4%           (12%)
---------------------------------------------------------------------------------------------------------------------------

CAPITALIZATION
   TOTAL CAPITALIZATION INCLUDING AOCI                                              $ 13,822             6%            (9%)

   TOTAL CAPITALIZATION EXCLUDING AOCI                                              $ 12,565            (2%)          (10%)

---------------------------------------------------------------------------------------------------------------------------

FINANCIAL RATIOS
   DEBT (INCLUDING TRUST PREFERRED SECURITIES) TO EQUITY INCLUDING AOCI                46.4%            2.1            5.6

   Debt (excluding Trust Preferred Securities) to equity excluding AOCI                35.6%            6.2            5.4

   DEBT (INCLUDING TRUST PREFERRED SECURITIES) TO CAPITALIZATION INCLUDING AOCI        31.7%            1.0            2.7

   Debt (excluding Trust Preferred Securities) to capitalization excluding AOCI        23.2%            3.0            2.4

---------------------------------------------------------------------------------------------------------------------------


                                             THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                         ACCUMULATED OTHER COMPREHENSIVE INCOME, NET OF TAX



                                                                              PROPERTY &
                                                             LIFE              CASUALTY             CORPORATE      CONSOLIDATED
                                                         --------------     ----------------    ---------------   ---------------
AS OF MARCH 31, 2003

     Fixed maturities unrealized gain                        $ 733                $ 845                $ 26              $ 1,604
     Equities unrealized gain                                    4                   13                   -                   17
     Net deferred gain on cash flow hedging instruments        104                    1                   -                  105
     ----------------------------------------------------------------------------------------------------------------------------
             Total unrealized gain                             841                  859                  26                1,726
     Foreign currency translation adjustments                  (39)                 (47)                  -                  (86)
     Minimum pension liability adjustment                        -                  (31)               (352)                (383)
     ----------------------------------------------------------------------------------------------------------------------------
             TOTAL ACCUMULATED OTHER COMPREHENSIVE INCOME    $ 802                $ 781              $ (326)             $ 1,257

As of December 31, 2002

     Fixed maturities unrealized gain                        $ 637                $ 791                $ 29              $ 1,457
     Equities unrealized gain (loss)                           (16)                   3                   -                  (13)
     Net deferred gain on cash flow hedging instruments        126                    2                   -                  128
     ----------------------------------------------------------------------------------------------------------------------------
             Total unrealized gain                           $ 747                $ 796                $ 29              $ 1,572
     Foreign currency translation adjustments                  (38)                 (57)                  -                  (95)
     Minimum pension liability adjustment                        -                  (31)               (352)                (383)
     ----------------------------------------------------------------------------------------------------------------------------
             TOTAL ACCUMULATED OTHER COMPREHENSIVE INCOME    $ 709                $ 708              $ (323)             $ 1,094

                                            THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                    COMPUTATION OF BASIC AND DILUTED EARNINGS (LOSS) PER SHARE

                                                                             1Q          2Q          3Q         4Q         1Q
                                                                            2002        2002        2002       2002       2003
                                                                         ---------- ----------- ----------- ---------- ---------
Numerator:
     Net income (loss)                                                      $ 292       $ 185       $ 265      $ 258   $ (1,395)
     Net realized capital losses, after-tax                                    (1)       (106)       (100)       (43)       (34)
     ---------------------------------------------------------------------------------------------------------------------------
     Operating income (loss)                                                  293         291         365        301     (1,361)
     Impact of 2003 asbestos reserve addition                                   -           -           -          -     (1,701)
     ---------------------------------------------------------------------------------------------------------------------------
     Operating income before impact of 2003 asbestos reserve addition       $ 293       $ 291       $ 365      $ 301      $ 340

Denominator:
     Weighted average common shares outstanding (basic)                     246.1       247.4       248.9      255.2      255.4
     Dilutive effect of options                                               3.6         3.3         1.6        1.1          -
     ---------------------------------------------------------------------------------------------------------------------------
     Weighted average common shares outstanding
         and dilutive potential common shares (diluted) [1]                 249.7       250.7       250.5      256.3      255.4

Basic earnings (loss) per share
     Net income (loss)                                                     $ 1.19      $ 0.75      $ 1.06     $ 1.01    $ (5.46)
     Net realized capital losses, after-tax                                     -       (0.43)      (0.41)     (0.17)     (0.13)
     ---------------------------------------------------------------------------------------------------------------------------
     Operating income (loss)                                                 1.19        1.18        1.47       1.18      (5.33)
     Impact of 2003 asbestos reserve addition                                   -           -           -          -      (6.66)
     ---------------------------------------------------------------------------------------------------------------------------
     Operating income before impact of 2003 asbestos reserve addition      $ 1.19      $ 1.18      $ 1.47     $ 1.18     $ 1.33

Diluted earnings (loss) per share  [1]
     Net income (loss)                                                     $ 1.17      $ 0.74      $ 1.06     $ 1.01    $ (5.46)
     Net realized capital losses, after-tax                                     -       (0.42)      (0.40)     (0.16)     (0.13)
     ---------------------------------------------------------------------------------------------------------------------------
     Operating income (loss)                                                 1.17        1.16        1.46       1.17      (5.33)
     Impact of 2003 asbestos reserve addition                                   -           -           -          -      (6.66)
     ---------------------------------------------------------------------------------------------------------------------------
     Operating income before impact of 2003 asbestos reserve addition [2]  $ 1.17      $ 1.16      $ 1.46     $ 1.17     $ 1.33
--------------------------------------------------------------------------------------------------------------------------------

[1] As a result of the antidilutive impact from the net loss in the first quarter of 2003, The Hartford is required by generally accepted accounting principles to use basic weighted average shares in the calculation of first quarter 2003 diluted earnings per share. In the absence of the net loss, 256.1 weighted average common shares outstanding and dilutive potential common shares would have been used in the calculation.
[2] Calculated using weighted average common shares outstanding and dilutive potential common shares of 256.1.

                                      LIFE

                                     THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                         LIFE
                                                 FINANCIAL HIGHLIGHTS

                                                                   1Q            2Q            3Q            4Q
                                                                  2002          2002          2002          2002
                                                               ------------  ------------  -----------   -----------
REVENUES
    Investment Products
        Individual Annuity                                           $ 383         $ 391        $ 379         $ 386
        Other Investment Products                                      427           375          382           384
    ----------------------------------------------------------------------------------------------------------------
           Total Investment Products                                   810           766          761           770
    Individual Life                                                    232           249          239           238
    Group Benefits                                                     644           654          645           639
    Corporate Owned Life Insurance                                     160           146          145           141
    Other                                                              (10)         (117)        (125)          (52)
    ----------------------------------------------------------------------------------------------------------------

              TOTAL REVENUES                                       $ 1,836       $ 1,698      $ 1,665       $ 1,736
--------------------------------------------------------------------------------------------------------------------

NET INCOME
    Investment Products
        Individual Annuity                                            $ 90          $ 89         $ 76          $ 78
        Other Investment Products                                       27            29           24            19
    ----------------------------------------------------------------------------------------------------------------
           Total Investment Products                                   117           118          100            97
    Individual Life                                                     31            35           33            34
    Group Benefits                                                      28            30           34            36
    Corporate Owned Life Insurance                                       -            10           10            12
    Other                                                               (6)          (92)         (16)          (54)
    ----------------------------------------------------------------------------------------------------------------

              NET INCOME                                               170           101          161           125

    Net realized capital losses, after-tax                              (7)          (76)         (71)          (42)
    ----------------------------------------------------------------------------------------------------------------
              OPERATING INCOME                                       $ 177         $ 177        $ 232         $ 167
--------------------------------------------------------------------------------------------------------------------


ROE (net income last 12 months-equity including AOCI) [1]            17.0%         14.9%        11.0%         10.8%
ROE (operating income last 12 months-equity excluding AOCI) [1]      19.7%         19.2%        16.9%         16.0%
Assets under management                                           $172,779      $165,422     $157,495      $165,115
DAC capitalization
DAC amortization
DAC and PVFP assets
Statutory net loss (YTD)                                                                                    $  (137)
Statutory surplus                                                                                           $ 3,019
--------------------------------------------------------------------------------------------------------------------


                                                                                  YEAR OVER
                                                                                     YEAR       SEQUENTIAL
                                                                       1Q          QUARTER        QUARTER
                                                                      2003          CHANGE        CHANGE
                                                                  -------------  ---------------------------
REVENUES
    Investment Products
        Individual Annuity                                           $     385             1%             -
        Other Investment Products                                          388            (9%)           1%
    --------------------------------------------------------------------------------------------------------
           Total Investment Products                                       773            (5%)            -
    Individual Life                                                        244             5%            3%
    Group Benefits                                                         667             4%            4%
    Corporate Owned Life Insurance                                         127           (21%)         (10%)
    Other                                                                  (25)         (150%)          52%
    --------------------------------------------------------------------------------------------------------

              TOTAL REVENUES                                         $   1,786            (3%)           3%
------------------------------------------------------------------------------------------------------------

NET INCOME
    Investment Products
        Individual Annuity                                           $      71           (21%)          (9%)
        Other Investment Products                                           27              -           42%
    --------------------------------------------------------------------------------------------------------
           Total Investment Products                                        98           (16%)           1%
    Individual Life                                                         32             3%           (6%)
    Group Benefits                                                          34            21%           (6%)
    Corporate Owned Life Insurance                                          10             NM          (17%)
    Other                                                                  (48)            NM           11%
    --------------------------------------------------------------------------------------------------------

              NET INCOME                                                   126           (26%)           1%

    Net realized capital losses, after-tax                                 (31)            NM           26%
    --------------------------------------------------------------------------------------------------------
              OPERATING INCOME                                       $     157           (11%)          (6%)
------------------------------------------------------------------------------------------------------------


ROE (net income last 12 months-equity including AOCI) [1]                 9.8%           (7.2)         (1.0)
ROE (operating income last 12 months-equity excluding AOCI) [1]          15.2%           (4.3)         (0.8)
Assets under management                                              $ 168,173            (3%)           2%
DAC capitalization                                                   $     342
DAC amortization                                                     $     163
DAC and PVFP assets                                                  $   5,904
Statutory net loss (YTD)
Statutory surplus
------------------------------------------------------------------------------------------------------------

[1] The quarters ending March 31, 2002 and June 30, 2002 exclude the $20 loss related to September 11, 2001.

                                    THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                        LIFE
                                                 OPERATING RESULTS

                                                                 1Q            2Q            3Q            4Q
                                                                2002          2002          2002          2002
                                                             ------------  -----------   -----------   -----------
REVENUES
        Earned premiums                                            $ 709        $ 664         $ 667         $ 657
        Fee income                                                   662          672           627           616
        Net investment income                                        448          450           462           498
        Other revenue                                                 32           32            27            29
        Net realized capital losses                                  (15)        (120)         (118)          (64)
        ----------------------------------------------------------------------------------------------------------
                 TOTAL REVENUES                                    1,836        1,698         1,665         1,736
------------------------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES
        Benefits, claims, and claim adjustment expenses            1,057        1,028         1,050         1,023
        Insurance operating costs and expenses                       357          358           335           388
        Amortization of deferred policy acquisition costs and
           present value of future profits                           152          171           163           142
        Other expenses                                                48           32            34            30
        ----------------------------------------------------------------------------------------------------------
                 TOTAL BENEFITS AND EXPENSES                       1,614        1,589         1,582         1,583
------------------------------------------------------------------------------------------------------------------

NET INCOME
                 INCOME BEFORE INCOME TAXES                          222          109            83           153

        Income tax expense (benefit) [1]                              52            8           (78)           28
        ----------------------------------------------------------------------------------------------------------
                 NET INCOME                                          170          101           161           125

        Net realized capital losses, after-tax                        (7)         (76)          (71)          (42)
        ----------------------------------------------------------------------------------------------------------

                 OPERATING INCOME                                  $ 177        $ 177         $ 232         $ 167
------------------------------------------------------------------------------------------------------------------

Effective tax rate - net income [1]                                23.4%         7.3%        (94.0%)        18.3%
Effective tax rate - operating income [1]                          25.3%        22.7%        (15.4%)        23.0%



                                                                               YEAR OVER
                                                                                 YEAR        SEQUENTIAL
                                                                   1Q           QUARTER        QUARTER
                                                                  2003          CHANGE         CHANGE
                                                               ------------  ----------------------------
REVENUES
        Earned premiums                                              $ 683             (4%)           4%
        Fee income                                                     617             (7%)            -
        Net investment income                                          507             13%            2%
        Other revenue                                                   27            (16%)          (7%)
        Net realized capital losses                                    (48)             NM           25%
        -------------------------------------------------------------------------------------------------
                 TOTAL REVENUES                                      1,786             (3%)           3%
---------------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES
        Benefits, claims, and claim adjustment expenses              1,083              2%            6%
        Insurance operating costs and expenses                         351             (2%)         (10%)
        Amortization of deferred policy acquisition costs and
           present value of future profits                             163              7%           15%
        Other expenses                                                  33            (31%)          10%
        -------------------------------------------------------------------------------------------------
                 TOTAL BENEFITS AND EXPENSES                         1,630              1%            3%
---------------------------------------------------------------------------------------------------------

NET INCOME
                 INCOME BEFORE INCOME TAXES                            156            (30%)           2%

        Income tax expense (benefit) [1]                                30            (42%)           7%
        -------------------------------------------------------------------------------------------------
                 NET INCOME                                            126            (26%)           1%

        Net realized capital losses, after-tax                         (31)             NM           26%
        -------------------------------------------------------------------------------------------------

                 OPERATING INCOME                                    $ 157            (11%)          (6%)
---------------------------------------------------------------------------------------------------------

Effective tax rate - net income [1]                                  19.2%            (4.2)          0.9
Effective tax rate - operating income [1]                            23.0%            (2.3)            -

[1] The quarter ended September 30, 2002 includes $76 of tax benefit in Life primarily related to the favorable treatment of certain tax items arising during the 1996-2002 tax years.

                                  THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                     LIFE
                                   TOTAL ASSETS UNDER MANAGEMENT/JAPAN DATA


                                                       1Q             2Q             3Q             4Q
TOTAL ASSETS UNDER MANAGEMENT                         2002           2002           2002           2002
---------------------------------------------------------------  -------------  -------------  -------------
        Assets
            General account                           $ 37,395      $  39,029      $  41,870      $  42,716
            Separate account                           117,689        110,177        101,533        107,078
        -----------------------------------------------------------------------------------------------------

                  TOTAL ASSETS                         155,084        149,206        143,403        149,794

        Mutual fund assets                              17,695         16,216         14,092         15,321
        -----------------------------------------------------------------------------------------------------

                  TOTAL ASSETS UNDER MANAGEMENT       $172,779      $ 165,422      $ 157,495      $ 165,115
-------------------------------------------------------------------------------------------------------------


JAPAN
        SALES
        Yen(Y)                                   (Y)    18,649    (Y)  30,399   (Y)   35,284   (Y)   92,153
        U.S.$                                     $        140     $      241    $       295    $       757
                                                  -----------------------------------------------------------

        ACCOUNT VALUE
        Yen(Y)                                   (Y)    71,244    (Y)  95,182   (Y)  120,692   (Y)  204,556
        U.S.$                                     $        537     $      796    $       991    $     1,722
-------------------------------------------------------------------------------------------------------------

                                                                                YEAR OVER
                                                                    YEAR       SEQUENTIAL
                                                      1Q           QUARTER       QUARTER
TOTAL ASSETS UNDER MANAGEMENT                        2003          CHANGE        CHANGE
------------------------------------------------  ------------   ------------  ------------
        Assets
            General account                          $ 45,060            20%            5%
            Separate account                          108,068            (8%)           1%
        -----------------------------------------------------------------------------------

                  TOTAL ASSETS                        153,128            (1%)           2%

        Mutual fund assets                             15,045           (15%)          (2%)
        -----------------------------------------------------------------------------------

                  TOTAL ASSETS UNDER MANAGEMENT     $ 168,173            (3%)           2%
-------------------------------------------------------------------------------------------


JAPAN
        SALES
        Yen(Y)                                   (Y)   83,068             NM          (10%)
        U.S.$                                           $ 700             NM           (8%)
                                                -------------------------------------------

        ACCOUNT VALUE
        Yen(Y)                                   (Y)  273,880             NM           34%
        U.S.$                                         $ 2,319             NM           35%
-------------------------------------------------------------------------------------------

                                         THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                            LIFE
                                                 CONSOLIDATED BALANCE SHEETS


                                                                MARCH 31,      JUNE 30,      SEPTEMBER 30,     DECEMBER 31,
                                                                 2002          2002            2002              2002
                                                             -------------  ------------   --------------   ---------------
Investments
     Fixed maturities, available for sale, at fair value         $ 23,558      $ 25,549         $ 28,539          $ 29,377
     Equity securities, available for sale, at fair value             412           416              374               458
     Policy loans, at outstanding balance                           3,288         3,204            2,980             2,934
     Other investments                                              1,346         1,227            1,359             1,122
----------------------------------------------------------------------------------------------------------------------------
         Total investments                                         28,604        30,396           33,252            33,891

Cash and cash equivalents                                             142           118              194               179
Premiums receivable and agents' balances                              270           208              198               208
Reinsurance recoverables                                              672           706              701               796
Deferred policy acquisition costs and present
     value of future profits                                        5,693         5,801            5,904             5,758
Deferred income tax                                                   (12)         (204)            (361)             (274)
Goodwill                                                              796           796              796               796
Other assets                                                        1,230         1,208            1,186             1,362
Separate account assets                                           117,689       110,177          101,533           107,078
----------------------------------------------------------------------------------------------------------------------------
         TOTAL ASSETS                                            $155,084      $149,206        $ 143,403         $ 149,794
----------------------------------------------------------------------------------------------------------------------------

Future policy benefits                                            $ 8,155       $ 8,274          $ 8,424           $ 8,583
Other policyholder funds and benefits payable                      20,668        21,434           23,259            23,957
Unearned premiums                                                      57            55               55                54
Long-term debt                                                      1,050         1,050            1,050             1,125
Trust preferred securities                                            450           450              450               450
Other liabilities                                                   2,431         2,811            2,995             2,858
Separate account liabilities                                      117,689       110,177          101,533           107,078
----------------------------------------------------------------------------------------------------------------------------
         TOTAL LIABILITIES                                        150,500       144,251          137,766           144,105

Equity x-AOCI, net of tax                                           4,568         4,652            4,796             4,980
AOCI, net of tax                                                       16           303              841               709
----------------------------------------------------------------------------------------------------------------------------
         TOTAL STOCKHOLDERS' EQUITY                                 4,584         4,955            5,637             5,689
----------------------------------------------------------------------------------------------------------------------------
         TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY              $155,084      $149,206        $ 143,403         $ 149,794
----------------------------------------------------------------------------------------------------------------------------

Hartford Life and Accident Insurance Company NAIC RBC                                                                 262%
Hartford Life Insurance Company NAIC RBC                                                                              328%
Hartford Life and Annuity Insurance Company NAIC RBC                                                                  343%


                                                                               YEAR OVER
                                                                                 YEAR        SEQUENTIAL
                                                                 MARCH 31,      QUARTER        QUARTER
                                                                  2003           CHANGE        CHANGE
                                                               ------------  -------------  ------------
Investments
     Fixed maturities, available for sale, at fair value          $ 31,676            34%            8%
     Equity securities, available for sale, at fair value              410              -          (10%)
     Policy loans, at outstanding balance                            2,876           (13%)          (2%)
     Other investments                                               1,071           (20%)          (5%)
--------------------------------------------------------------------------------------------------------
         Total investments                                          36,033            26%            6%

Cash and cash equivalents                                              289           104%           61%
Premiums receivable and agents' balances                               191           (29%)          (8%)
Reinsurance recoverables                                               865            29%            9%
Deferred policy acquisition costs and present
     value of future profits                                         5,904             4%            3%
Deferred income tax                                                   (347)            NM          (27%)
Goodwill                                                               796              -             -
Other assets                                                         1,329             8%           (2%)
Separate account assets                                            108,068            (8%)           1%
--------------------------------------------------------------------------------------------------------
         TOTAL ASSETS                                             $153,128            (1%)           2%
--------------------------------------------------------------------------------------------------------

Future policy benefits                                             $ 8,735             7%            2%
Other policyholder funds and benefits payable                       25,252            22%            5%
Unearned premiums                                                       52            (9%)          (4%)
Long-term debt                                                       1,125             7%             -
Trust preferred securities                                             450              -             -
Other liabilities                                                    3,555            46%           24%
Separate account liabilities                                       108,068            (8%)           1%
--------------------------------------------------------------------------------------------------------
         TOTAL LIABILITIES                                         147,237            (2%)           2%

Equity x-AOCI, net of tax                                            5,089            11%            2%
AOCI, net of tax                                                       802             NM           13%
--------------------------------------------------------------------------------------------------------
         TOTAL STOCKHOLDERS' EQUITY                                  5,891            29%            4%
--------------------------------------------------------------------------------------------------------
         TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY               $153,128            (1%)           2%
--------------------------------------------------------------------------------------------------------

Hartford Life and Accident Insurance Company NAIC RBC
Hartford Life Insurance Company NAIC RBC
Hartford Life and Annuity Insurance Company NAIC RBC

                                         THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                            LIFE
                            DEFERRED POLICY ACQUISITION COSTS AND PRESENT VALUE OF FUTURE PROFITS



                                                                     OTHER
                                                     INDIVIDUAL    INVESTMENT     INDIVIDUAL      GROUP
                                                       ANNUITY      PRODUCTS         LIFE       BENEFITS
                                                     ------------ -------------  -------------  ----------

Quarter Ended March 31, 2003
----------------------------
    Balance, December 31, 2002                           $ 3,691         $ 226        $ 1,656        $ 43
     Capitalization                                          205            34             51           7
     Amortization - Deferred Acquisition Costs               (84)          (22)           (40)         (4)
     Amortization - Present Value of Future Profits           (3)            -             (6)          -
     Amortization - Realized Capital Gains                     -             -              -           -
     Adjustments - Unrealized gains and losses on
        securities available-for-sale and other              (18)           (7)           (10)          -
----------------------------------------------------------------------------------------------------------

    Balance, March 31, 2003                              $ 3,791         $ 231        $ 1,651        $ 46

----------------------------------------------------------------------------------------------------------

                                                      CORPORATE
                                                      OWNED LIFE                   OTHER
                                                      INSURANCE       JAPAN         LIFE        TOTAL
                                                     -------------  -----------   ---------  ------------

Quarter Ended March 31, 2003
----------------------------
    Balance, December 31, 2002                               $ 12        $ 123         $ 7       $ 5,758
     Capitalization                                             1           44           -           342
     Amortization - Deferred Acquisition Costs                  -           (4)          -          (154)
     Amortization - Present Value of Future Profits             -            -           -            (9)
     Amortization - Realized Capital Gains                      -            -           2             2
     Adjustments - Unrealized gains and losses on
        securities available-for-sale and other                 -            -           -           (35)
---------------------------------------------------------------------------------------------------------

    Balance, March 31, 2003                                  $ 13        $ 163         $ 9       $ 5,904

---------------------------------------------------------------------------------------------------------

                                             THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                                LIFE
                                                  REINSURANCE RECOVERABLE ANALYSIS
                                                       AS OF DECEMBER 31, 2002


STATUTORY RESERVE CREDIT AND AMOUNTS RECOVERABLE
   Gross statutory reinsurance reserve credit                                                                              $ 2,047
   Liability for reinsurance in unauthorized companies                                                                         (62)
   --------------------------------------------------------------------------------------------------------------------------------
      Net statutory reinsurance reserve credit                                                                             $ 1,985
   --------------------------------------------------------------------------------------------------------------------------------

      Statutory amounts recoverable from reinsurers                                                                          $ 218
   --------------------------------------------------------------------------------------------------------------------------------


The top ten reinsurers represent $1,805, or 82%, of the total statutory reserve credit and amounts recoverable

o     17% of this amount is with  reinsurers  rated "A++" by A.M. Best at May 9,
      2003
o     29% of this amount is with  reinsurers  rated "A+" by A.M.  Best at May 9,
      2003
o     40% of this  amount is with  reinsurers  rated "A" by A.M.  Best at May 9,
      2003
o     2% of this  amount is with  reinsurers  rated "A-" by A.M.  Best at May 9,
      2003
o     10% of this  amount is with  reinsurers  rated "B" by A.M.  Best at May 9,
      2003
o     2% of this  amount is with  reinsurers  rated "B-" by A.M.  Best at May 9,
      2003

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                      LIFE
          STATUTORY SURPLUS TO GAAP STOCKHOLDERS' EQUITY RECONCILIATION
                             AS OF DECEMBER 31, 2002



Statutory Capital and Surplus                                      $ 3,019
GAAP Adjustments
 Investments in subsidiaries                                        (1,769)
 Deferred policy acquisition costs                                   5,758
 Deferred taxes                                                       (445)
 Benefit reserves                                                   (2,887)
 Unrealized gains on investments, net of impairments                 1,334
 AVR and IMR                                                           200
 Goodwill                                                              559
 Other, net                                                            (80)
------------------------------------------------------------------------------
GAAP Stockholders' Equity                                          $ 5,689
------------------------------------------------------------------------------

                                             THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                                LIFE
                                                          INCOME STATEMENTS
                                              INVESTMENT PRODUCTS - INDIVIDUAL ANNUITY
                                                                                                             YEAR OVER
                                                                                                                YEAR     SEQUENTIAL
                                                            1Q        2Q        3Q         4Q        1Q       QUARTER     QUARTER
REVENUES                                                   2002      2002      2002       2002      2003      CHANGE       CHANGE
                                                          --------  --------  --------  ---------  --------  ---------------------
   PREMIUMS AND OTHER CONSIDERATIONS
    Variable annuity and life fees                          $ 273     $ 270     $ 235      $ 233     $ 231       (15%)        (1%)
    Cost of insurance charges                                   -         -         -          -         -          -           -
    ASO fees                                                    -         -         -          -         -          -           -
    Other fees                                                 33        40        44         40        38        15%         (5%)
    ------------------------------------------------------------------------------------------------------------------------------
         TOTAL FEE INCOME                                     306       310       279        273       269       (12%)        (1%)

    Gross MVA/MGLI spread income                               27        27        22         25        22       (19%)       (12%)
    Investment expenses                                        (1)       (2)       (2)        (2)       (2)     (100%)          -
    ------------------------------------------------------------------------------------------------------------------------------
         NET GUARANTEED SEPARATE ACCOUNT INCOME                26        25        20         23        20       (23%)       (13%)

    DIRECT PREMIUMS                                            19        21        26         21        28        47%         33%
    Reinsurance premiums                                      (28)      (29)      (28)       (28)      (37)      (32%)       (32%)
    ------------------------------------------------------------------------------------------------------------------------------
              TOTAL PREMIUMS AND OTHER CONSIDERATIONS         323       327       297        289       280       (13%)        (3%)

   NET INVESTMENT INCOME
    Gross investment income on G/A assets                      81        85       102        116       122        51%          5%
    Investment expenses                                         -        (1)       (1)        (1)       (1)        NM           -
    ------------------------------------------------------------------------------------------------------------------------------
         NET INVESTMENT INCOME ON G/A ASSETS                   81        84       101        115       121        49%          5%
    Net investment income on assigned capital                  14        15        13         14        14          -           -
    Charge for invested capital                               (35)      (35)      (32)       (32)      (30)       14%          6%
    ------------------------------------------------------------------------------------------------------------------------------
              TOTAL NET INVESTMENT INCOME                      60        64        82         97       105        75%          8%
   Realized capital losses                                      -         -         -          -         -          -           -
   -------------------------------------------------------------------------------------------------------------------------------
              TOTAL REVENUES                                  383       391       379        386       385         1%           -

BENEFITS AND EXPENSES
   BENEFITS AND CLAIMS
    Death benefits                                              7         9        17         16        17       143%          6%
    Other contract benefits                                    21        24        25         28        28        33%           -
    Change in reserve                                           6         7        11          5        12       100%        140%
    Interest credited on G/A assets                            59        60        65         75        78        32%          4%
    ------------------------------------------------------------------------------------------------------------------------------
              TOTAL BENEFITS AND CLAIMS                        93       100       118        124       135        45%          9%

   OTHER INSURANCE EXPENSES
    Commissions & wholesaling expenses                        189       185       178        232       230        22%         (1%)
    Operating expenses                                         48        47        50         50        45        (6%)       (10%)
    Premium taxes, licenses and fees                            2         3         3          3         4       100%         33%
    Dividends to policyholders                                  -         -         -          -         -          -           -
    Other miscellaneous expenses                                2         2         3          2         2          -           -
    ------------------------------------------------------------------------------------------------------------------------------
         SUBTOTAL - EXPENSES BEFORE DEFERRAL                  241       237       234        287       281        17%         (2%)
    Deferred acquisition costs                               (163)     (159)     (155)      (205)     (205)      (26%)          -
    ------------------------------------------------------------------------------------------------------------------------------
              TOTAL OTHER INSURANCE EXPENSE                    78        78        79         82        76        (3%)        (7%)
    Amortization of deferred acquisition costs and present
    value of future profit                                     97       100        89         84        87       (10%)         4%
    ------------------------------------------------------------------------------------------------------------------------------
              TOTAL BENEFITS AND EXPENSES                     268       278       286        290       298        11%          3%
         INCOME BEFORE INCOME TAX EXPENSE                     115       113        93         96        87       (24%)        (9%)
    Income tax expense                                         25        24        17         18        16       (36%)       (11%)
    ------------------------------------------------------------------------------------------------------------------------------
              NET INCOME                                     $ 90      $ 89      $ 76       $ 78      $ 71       (21%)        (9%)
    ------------------------------------------------------------------------------------------------------------------------------

                                             THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                                LIFE
                                                          INCOME STATEMENTS
                                                     INVESTMENT PRODUCTS - OTHER

                                                                                                             YEAR OVER
                                                                                                               YEAR     SEQUENTIAL
                                                              1Q        2Q        3Q        4Q         1Q     QUARTER    QUARTER
REVENUES                                                     2002      2002      2002      2002      2003     CHANGE     CHANGE
                                                            --------  --------  --------  --------  --------  --------  --------
    PREMIUMS AND OTHER CONSIDERATIONS
      Variable annuity and life fees                           $ 17      $ 17      $ 16      $ 15        16       (6%)       7%
      Cost of insurance charges                                   -         -         -         -         -         -         -
      ASO fees                                                    -         -         -         -         -         -         -
      Other fees                                                 83        84        70        67        68      (18%)       1%
      --------------------------------------------------------------------------------------------------------------------------
           TOTAL FEE INCOME                                     100       101        86        82        84      (16%)       2%

      Gross MVA/MGLI spread income                                -         -         -         -         -         -         -
      Investment expenses                                         -         -         -         -         -         -         -
      --------------------------------------------------------------------------------------------------------------------------
           NET GUARANTEED SEPARATE ACCOUNT INCOME                 -         -         -         -         -         -         -

      DIRECT PREMIUMS                                           141        86        99        98       100      (29%)       2%
      Reinsurance premiums                                        -         -        (1)        -         -         -         -
      --------------------------------------------------------------------------------------------------------------------------
                TOTAL PREMIUMS AND OTHER CONSIDERATIONS         241       187       184       180       184      (24%)       2%

    NET INVESTMENT INCOME
      Gross investment income on G/A assets                     184       187       196       202       201        9%         -
      Investment expenses                                        (2)       (3)       (3)       (3)       (3)     (50%)        -
      --------------------------------------------------------------------------------------------------------------------------
           NET INVESTMENT INCOME ON G/A ASSETS                  182       184       193       199       198        9%       (1%)
      Net investment income on assigned capital                   5         5         5         5         5         -         -
      Charge for invested capital                                (1)       (1)        -         -         1        NM        NM
      --------------------------------------------------------------------------------------------------------------------------
                TOTAL NET INVESTMENT INCOME                     186       188       198       204       204       10%         -
    Realized capital losses                                       -         -         -         -         -         -         -
    ----------------------------------------------------------------------------------------------------------------------------
                TOTAL REVENUES                                  427       375       382       384       388       (9%)       1%

BENEFITS AND EXPENSES
    BENEFITS AND CLAIMS
      Death benefits                                              -         -         -         -         -         -         -
      Other contract benefits                                    71        77        71        71        73        3%        3%
      Change in reserve                                         121        59        86        86        85      (30%)      (1%)
      Interest credited on G/A assets                            88        91        93       105       101       15%       (4%)
      --------------------------------------------------------------------------------------------------------------------------
                TOTAL BENEFITS AND CLAIMS                       280       227       250       262       259       (8%)      (1%)

    OTHER INSURANCE EXPENSES
      Commissions & wholesaling expenses                         73        66        53        51        52      (29%)       2%
      Operating expenses                                         48        48        50        53        47       (2%)     (11%)
      Premium taxes, licenses and fees                            -         -         -         -         -         -         -
      Dividends to policyholders                                  -         -         -         -         -         -         -
      Other miscellaneous expenses                                1         2         3         1         3      200%      200%
      --------------------------------------------------------------------------------------------------------------------------
           SUBTOTAL - EXPENSES BEFORE DEFERRAL                  122       116       106       105       102      (16%)      (3%)
      Deferred acquisition costs                                (32)      (30)      (28)      (28)      (34)      (6%)     (21%)
      --------------------------------------------------------------------------------------------------------------------------
                TOTAL OTHER INSURANCE EXPENSE                    90        86        78        77        68      (24%)     (12%)
      Amortization of deferred acquisition costs and present
      value of future profits                                    17        20        19        18        22       29%       22%
      --------------------------------------------------------------------------------------------------------------------------
                TOTAL BENEFITS AND EXPENSES                     387       333       347       357       349      (10%)      (2%)
           INCOME BEFORE INCOME TAX EXPENSE                      40        42        35        27        39       (3%)      44%
      Income tax expense                                         13        13        11         8        12       (8%)      50%
      --------------------------------------------------------------------------------------------------------------------------
                NET INCOME                                     $ 27      $ 29      $ 24      $ 19        27         -       42%

      --------------------------------------------------------------------------------------------------------------------------

                                             THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                                LIFE
                                                         INVESTMENT PRODUCTS
                                              SUPPLEMENTAL DATA - SALES/OTHER DEPOSITS

                                                                                                            YEAR OVER
                                                                                                               YEAR    SEQUENTIAL
                                                    1Q          2Q          3Q          4Q          1Q       QUARTER    QUARTER
                                                   2002        2002        2002        2002        2003       CHANGE     CHANGE
                                                 ----------  ----------  ----------  ----------  ----------  --------- ---------
SALES
     INDIVIDUAL ANNUITY
        Broker-dealer                              $ 1,726     $ 1,761     $ 1,703     $ 2,544     $ 2,521        46%       (1%)
        Banks                                        1,047         979         846       1,030         980        (6%)      (5%)
        ------------------------------------------------------------------------------------------------------------------------
             TOTAL SALES BY DISTRIBUTION           $ 2,773     $ 2,740     $ 2,549     $ 3,574     $ 3,501        26%       (2%)
        ------------------------------------------------------------------------------------------------------------------------

        Variable                                   $ 2,164     $ 2,308     $ 2,397     $ 3,479     $ 3,437        59%       (1%)
        Fixed MVA/other                                609         432         152          95          64       (89%)     (33%)
        ------------------------------------------------------------------------------------------------------------------------
             TOTAL SALES BY PRODUCT                $ 2,773     $ 2,740     $ 2,549     $ 3,574     $ 3,501        26%       (2%)
        ------------------------------------------------------------------------------------------------------------------------

     RETAIL MUTUAL FUNDS                           $ 1,606     $ 1,419       $ 957       $ 843       $ 859       (47%)       2%

     CORPORATE
        Annuity                                      $ 144       $ 277       $ 234       $ 346       $ 179        24%      (48%)
        Mutual funds                                     -           1           2           1           3         NM        NM
        ------------------------------------------------------------------------------------------------------------------------
             TOTAL CORPORATE                         $ 144       $ 278       $ 236       $ 347       $ 182        26%      (48%)
        ------------------------------------------------------------------------------------------------------------------------

     GOVERNMENTAL
        Annuity                                       $ 53        $ 69       $ 165        $ 51        $ 77        45%       51%
        Mutual funds                                     -           -           -           -           8         NM        NM
        ------------------------------------------------------------------------------------------------------------------------
             TOTAL GOVERNMENTAL                       $ 53        $ 69       $ 165        $ 51        $ 85        60%       67%
        ------------------------------------------------------------------------------------------------------------------------

     INSTITUTIONAL
        Structured settlements                        $ 88       $ 132       $ 113       $ 183       $ 144        64%      (21%)
        Terminal funding                                47          15          43          39           9       (81%)     (77%)
        Mutual Funds                                     -           -           -           -           5         NM        NM
        GIC/other                                      245         524         347         166         164       (33%)      (1%)
        ------------------------------------------------------------------------------------------------------------------------
             TOTAL INSTITUTIONAL                     $ 380       $ 671       $ 503       $ 388       $ 322       (15%)     (17%)
        ------------------------------------------------------------------------------------------------------------------------

     529 COLLEGE SAVINGS PLANS AND OTHER PRODUCTS      $ 6        $ 31        $ 27        $ 30        $ 36         NM       20%
--------------------------------------------------------------------------------------------------------------------------------

SALES & OTHER DEPOSITS
     INDIVIDUAL ANNUITY
        Variable                                   $ 2,164     $ 2,308     $ 2,397     $ 3,479     $ 3,437        59%       (1%)
        Fixed MVA/other                                642         467         186         150         140       (78%)      (7%)
        ------------------------------------------------------------------------------------------------------------------------
             TOTAL INDIVIDUAL ANNUITY                2,806       2,775       2,583       3,629       3,577        27%       (1%)
        ------------------------------------------------------------------------------------------------------------------------

     RETAIL MUTUAL FUNDS                             1,606       1,419         957         843         859       (47%)       2%

     CORPORATE
        Annuity                                        367         257         325         295         396         8%       34%
        Mutual funds                                    23          36           4           5          45        96%        NM
        ------------------------------------------------------------------------------------------------------------------------
             TOTAL CORPORATE                           390         293         329         300         441        13%       47%
        ------------------------------------------------------------------------------------------------------------------------

     GOVERNMENTAL
        Annuity                                        199         246         369         191         234        18%       23%
        Mutual funds                                     -           -          43           2           8         NM        NM
        ------------------------------------------------------------------------------------------------------------------------
             TOTAL GOVERNMENTAL                        199         246         412         193         242        22%       25%
        ------------------------------------------------------------------------------------------------------------------------

     INSTITUTIONAL
        Structured settlements                         143         116         106         133         155         8%       17%
        Terminal funding                                43          19          44          38           9       (79%)     (76%)
        Mutual Funds                                     -           -           -           -           5         NM        NM
        GIC/other                                      150         528         305          64         168        12%      163%
        ------------------------------------------------------------------------------------------------------------------------
             TOTAL INSTITUTIONAL                       336         663         455         235         337          -       43%
        ------------------------------------------------------------------------------------------------------------------------

     529 COLLEGE SAVINGS PLANS AND OTHER PRODUCTS        6          31          27          30          36         NM       20%
     ---------------------------------------------------------------------------------------------------------------------------

                  TOTAL INVESTMENT PRODUCTS        $ 5,343     $ 5,427     $ 4,763     $ 5,230     $ 5,492         3%        5%
--------------------------------------------------------------------------------------------------------------------------------

                                         THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                            LIFE
                                                     INVESTMENT PRODUCTS
                                         SUPPLEMENTAL DATA - ASSETS UNDER MANAGEMENT


                                                                     1Q             2Q              3Q              4Q
                                                                    2002           2002            2002            2002
                                                             --------------- --------------  -------------- ---------------
INDIVIDUAL ANNUITY
     General account                                               $  5,463       $  5,985        $  7,569       $   8,583
     Guaranteed separate account                                      9,219          9,562           9,684           9,721
     Non-guaranteed separate account                                 70,442         62,578          52,878          56,604
     ----------------------------------------------------------------------------------------------------------------------
       TOTAL INDIVIDUAL ANNUITY                                    $ 85,124       $ 78,125        $ 70,131       $ 74,908
---------------------------------------------------------------------------------------------------------------------------

OTHER INVESTMENT PRODUCTS
     General account                                               $ 10,884       $ 11,233        $ 11,906       $  11,913
     Guaranteed separate account                                        403            408             429             417
     Non-guaranteed separate account                                  8,607          7,870           7,033           7,591
     ----------------------------------------------------------------------------------------------------------------------
       TOTAL OTHER INVESTMENT PRODUCTS                             $ 19,894       $ 19,511        $ 19,368       $  19,921
---------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENT PRODUCTS
     General account                                               $ 16,347       $ 17,218        $ 19,475       $  20,496
     Guaranteed separate account                                      9,622          9,970          10,113          10,138
     Non-guaranteed separate account                                 79,049         70,448          59,911          64,195
     ----------------------------------------------------------------------------------------------------------------------
       TOTAL INVESTMENT PRODUCTS                                   $105,018       $ 97,636        $ 89,499       $  94,829
---------------------------------------------------------------------------------------------------------------------------

BY PRODUCT
     INDIVIDUAL ANNUITY
       Individual Variable Annuities
        General account                                            $  4,608       $  5,127        $  6,704       $   7,702
        Separate account                                             70,436         62,585          52,914          56,641
        -------------------------------------------------------------------------------------------------------------------
        Total individual variable annuities                          75,044         67,712          59,618          64,343

       Fixed MVA & other individual annuities                        10,080         10,413          10,513          10,565
       --------------------------------------------------------------------------------------------------------------------
        TOTAL INDIVIDUAL ANNUITY                                     85,124         78,125          70,131          74,908
       --------------------------------------------------------------------------------------------------------------------

     CORPORATE - ANNUITY                                              2,800          2,751           2,759           2,972

     GOVERNMENTAL - ANNUITY                                           7,745          7,298           6,890           7,211

     INSTITUTIONAL
       Structured settlements                                         2,379          2,485           2,588           2,686
       Terminal funding                                               1,900          1,899           1,944           1,978
       Other                                                          2,004          1,869           1,702           1,741
       GIC                                                            3,066          3,209           3,485           3,333
       --------------------------------------------------------------------------------------------------------------------
        TOTAL INSTITUTIONAL                                           9,349          9,462           9,719           9,738
       --------------------------------------------------------------------------------------------------------------------

        TOTAL INVESTMENT PRODUCTS ACCOUNT VALUE                     105,018         97,636          89,499          94,829

     SPECIALTY PRODUCTS/OTHER - SEGREGATED ASSETS                         -              -               -               -

     MUTUAL FUND ASSETS
       Retail mutual fund assets                                     16,432         15,073          13,074          14,199
       Corporate mutual fund assets                                     433            416             361             393
       Governmental mutual fund assets                                  824            693             604             642
       Specialty Product/Other mutual fund assets                         -              -               -               -
       Institutional mutual fund assets                                   -              -               -               -
       529 College Savings Plan assets                                    6             34              53              87
       --------------------------------------------------------------------------------------------------------------------
        TOTAL MUTUAL FUND ASSETS                                     17,695         16,216          14,092          15,321
       --------------------------------------------------------------------------------------------------------------------

        TOTAL INVESTMENT PRODUCTS ASSETS UNDER MANAGEMENT          $122,713       $113,852        $103,591       $ 110,150
---------------------------------------------------------------------------------------------------------------------------

                                                                                  YEAR OVER
                                                                                    YEAR        SEQUENTIAL
                                                                      1Q           QUARTER         QUARTER
                                                                     2003           CHANGE         CHANGE
                                                              --------------- --------------- --------------

INDIVIDUAL ANNUITY
     General account                                                 $ 9,523             74%            11%
     Guaranteed separate account                                       9,747              6%             -
     Non-guaranteed separate account                                  55,379            (21%)           (2%)
     -------------------------------------------------------------------------------------------------------
       TOTAL INDIVIDUAL ANNUITY                                    $ 74,649             (12%)            -
------------------------------------------------------------------------------------------------------------

OTHER INVESTMENT PRODUCTS
     General account                                                $ 12,350             13%             4%
     Guaranteed separate account                                         407              1%            (2%)
     Non-guaranteed separate account                                   7,617            (12%)            -
     -------------------------------------------------------------------------------------------------------
       TOTAL OTHER INVESTMENT PRODUCTS                              $ 20,374              2%             2%
------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENT PRODUCTS
     General account                                                $ 21,873             34%             7%
     Guaranteed separate account                                      10,154              6%             -
     Non-guaranteed separate account                                  62,996            (20%)           (2%)
     -------------------------------------------------------------------------------------------------------
       TOTAL INVESTMENT PRODUCTS                                    $ 95,023            (10%)            -
------------------------------------------------------------------------------------------------------------

BY PRODUCT
     INDIVIDUAL ANNUITY
       Individual Variable Annuities
        General account                                              $ 8,620             87%            12%
        Separate account                                              55,427            (21%)           (2%)
        ----------------------------------------------------------------------------------------------------
        Total individual variable annuities                           64,047            (15%)           -

       Fixed MVA & other individual annuities                         10,602              5%            -
       -----------------------------------------------------------------------------------------------------
        TOTAL INDIVIDUAL ANNUITY                                      74,649            (12%)           -
       -----------------------------------------------------------------------------------------------------

     CORPORATE - ANNUITY                                               3,212             15%             8%

     GOVERNMENTAL - ANNUITY                                            7,199             (7%)           -

     INSTITUTIONAL
       Structured settlements                                          2,838             19%             6%
       Terminal funding                                                1,975              4%            -
       Other                                                           1,681            (16%)           (3%)
       GIC                                                             3,469             13%             4%
       -----------------------------------------------------------------------------------------------------
        TOTAL INSTITUTIONAL                                            9,963              7%             2%
       -----------------------------------------------------------------------------------------------------

        TOTAL INVESTMENT PRODUCTS ACCOUNT VALUE                       95,023            (10%)             -

     SPECIALTY PRODUCTS/OTHER - SEGREGATED ASSETS                          7            -                 -

     MUTUAL FUND ASSETS
       Retail mutual fund assets                                      13,844            (16%)           (3%)
       Corporate mutual fund assets                                      394             (9%)             -
       Governmental mutual fund assets                                   609            (26%)           (5%)
       Specialty Product/Other mutual fund assets                         84               -              -
       Institutional mutual fund assets                                    6               -              -
       529 College Savings Plan assets                                   108              NM             24%
       -----------------------------------------------------------------------------------------------------
        TOTAL MUTUAL FUND ASSETS                                      15,045            (15%)           (2%)
       -----------------------------------------------------------------------------------------------------

        TOTAL INVESTMENT PRODUCTS ASSETS UNDER MANAGEMENT          $ 110,075             (10%)            -
------------------------------------------------------------------------------------------------------------

                                             THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                                LIFE
                                              INVESTMENT PRODUCTS - INDIVIDUAL ANNUITY
                                          SUPPLEMENTAL DATA - ACCOUNT VALUE ROLLFORWARD [1]

                                                                              1Q          2Q          3Q          4Q         1Q
                                                                             2002        2002        2002        2002       2003
                                                                          ----------  ----------  ----------  ----------  ---------

VARIABLE ANNUITIES                                      BEGINNING BALANCE  $ 74,581    $ 75,044    $ 67,712    $ 59,618   $ 64,343
               Sales/premium/other deposits                                   2,164       2,308       2,397       3,479      3,437
               Change in market value/change in reserve/interest credited       121      (7,564)     (8,265)      3,343     (1,634)
               Surrenders                                                    (1,522)     (1,773)     (1,957)     (1,859)    (1,800)
               Death benefits/annuitizations/other                             (295)       (292)       (265)       (249)      (307)
               Net exchanges                                                     (5)        (11)         (4)         11          8
               --------------------------------------------------------------------------------------------------------------------
                                                           ENDING BALANCE  $ 75,044    $ 67,712    $ 59,618    $ 64,343   $ 64,047

-----------------------------------------------------------------------------------------------------------------------------------
FIXED MVA AND OTHER                                     BEGINNING BALANCE   $ 9,572    $ 10,080    $ 10,413    $ 10,513   $ 10,565
               Sales/premium/other deposits                                     642         467         186         150        140
               Change in market value/change in reserve/interest credited       149         139         142         167        155
               Surrenders                                                      (196)       (188)       (142)       (163)      (152)
               Death benefits/annuitizations/other                              (95)        (99)        (95)        (92)       (99)
               Net exchanges                                                      8          14           9         (10)        (7)
               --------------------------------------------------------------------------------------------------------------------
                                                           ENDING BALANCE  $ 10,080    $ 10,413    $ 10,513    $ 10,565   $ 10,602

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INDIVIDUAL ANNUITY                                BEGINNING BALANCE  $ 84,153    $ 85,124    $ 78,125    $ 70,131   $ 74,908
               Sales/premium/other deposits                                   2,806       2,775       2,583       3,629      3,577
               Change in market value/change in reserve/interest credited       270      (7,425)     (8,123)      3,510     (1,479)
               Surrenders                                                    (1,718)     (1,961)     (2,099)     (2,022)    (1,952)
               Death benefits/annuitizations/other                             (390)       (391)       (360)       (341)      (406)
               Net exchanges                                                      3           3           5           1          1
               --------------------------------------------------------------------------------------------------------------------
                                                           ENDING BALANCE  $ 85,124    $ 78,125    $ 70,131    $ 74,908   $ 74,649

-----------------------------------------------------------------------------------------------------------------------------------

[1] Includes policyholder balances for investment contracts and reserves for future policy benefits for insurance contracts.

                                             THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                                LIFE
                                                     INVESTMENT PRODUCTS - OTHER
                                     SUPPLEMENTAL DATA - ACCOUNT VALUE AND ASSET ROLLFORWARD [1]


                                                                                     1Q        2Q         3Q        4Q        1Q
                                                                                    2002      2002       2002      2002      2003
                                                                                 ---------- --------   --------  --------  --------

OTHER INVESTMENT            ACCOUNT VALUE ROLLFORWARD
PRODUCTS
(EXCLUDING ALL
 MUTUAL FUNDS)                                              BEGINNING BALANCE     $ 19,322   $ 19,894  $ 19,511  $ 19,368  $ 19,921
                   Sales/premium/other deposits                                        902      1,166     1,149       721       962
                   Change in market value/change in reserve/interest credited          122       (670)     (754)      555       (39)
                   Surrenders                                                         (321)      (743)     (409)     (595)     (348)
                   Death benefits/annuitizations/other                                (131)      (136)     (129)     (128)     (122)
                   -----------------------------------------------------------------------------------------------------------------
                                                               ENDING BALANCE     $ 19,894   $ 19,511  $ 19,368  $ 19,921  $ 20,374

------------------------------------------------------------------------------------------------------------------------------------
RETAIL MUTUAL FUNDS         ASSET ROLLFORWARD
                                                            BEGINNING BALANCE     $ 15,907   $ 16,432  $ 15,073  $ 13,074  $ 14,199
                   New sales                                                         1,606      1,419       957       843       859
                   Redemptions                                                        (592)      (736)     (815)     (711)     (741)
                   -----------------------------------------------------------------------------------------------------------------
                        Net sales                                                    1,014        683       142       132       118
                   Change in market value                                              (85)    (2,042)   (2,137)      943      (473)
                   Other                                                              (404)         -        (4)       50         -
                   -----------------------------------------------------------------------------------------------------------------
                                                               ENDING BALANCE     $ 16,432   $ 15,073  $ 13,074  $ 14,199  $ 13,844

------------------------------------------------------------------------------------------------------------------------------------

[1] Account value includes policyholder balances for investment contracts and reserves for future policy benefits for insurance contracts.

                                             THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                                LIFE
                                                         INVESTMENT PRODUCTS
                                      SUPPLEMENTAL DATA - GUARANTEED MINIMUM DEATH BENEFITS [1]


                                                                                        AS OF MARCH 31, 2003
                                                                     ------------------------------------------------------------
                                                                       ACCOUNT       NET AMOUNT       % OF NAR        RETAINED
                                                                        VALUE          AT RISK        REINSURED         NAR
                                                                     -------------   ------------    ------------   -------------
                      Maximum anniversary value (MAV)
BREAKDOWN OF VARIABLE    MAV only                                        $ 50,054       $ 19,506             92%         $ 1,576
ANNUITY ACCOUNT VALUE    with 5% rollup [2]                                 2,307            783             89%              90
BY GMDB TYPE             with Earnings Protection Benefit Rider (EPB)       1,677            264             74%              67
                         with 5% rollup & EPB                               1,090            197             90%              19
                         --------------------------------------------------------------------------------------------------------
                         Total MAV                                         55,128         20,750             92%           1,752
                      Ratchet (5-7 years)  [3]                              6,901          2,432              0%           2,420
                      Reset (5-7 years) [4]                                 1,456            303             24%             231
                      Return of Premium/Other [5]                             562            102             81%              20
                         --------------------------------------------------------------------------------------------------------
                         TOTAL                                           $ 64,047       $ 23,587             81%         $ 4,423
---------------------------------------------------------------------------------------------------------------------------------

                                                                                        AS OF           AS OF          AS OF
                                                                                      SEPTEMBER 30,   DECEMBER 31,   MARCH 31,
OTHER DATA                                                                              2002            2002            2003
                                                                                     ------------    ------------   -------------
                      o  S&P 500 Index Value at end of period                             815.28          879.82          848.18
                      o  Total account value                                            $ 59,618        $ 64,343        $ 64,047
                      o  Net amount at risk                                               25,905          22,387          23,587
                      o  Retained net amount at risk                                       4,871           4,063           4,423
                      o  GMDB net statutory reserve [6]                                      366             267             289
                      o  Present value of retained guaranteed death benefits                 184             159             191
                      o  95% Confidence interval of present value of retained
                            guaranteed death benefits                                  (91 - 378)      (86 - 349)     (108 - 396)
                      -----------------------------------------------------------------------------------------------------------
                      o  Embedded value of variable annuity in-force business [1]
                            Value of in-force                                              2,258           2,510           2,332
                            Cost of capital                                                 (248)           (284)           (281)
                      -----------------------------------------------------------------------------------------------------------
                            TOTAL EMBEDDED VALUE                                         $ 2,010         $ 2,226         $ 2,051
---------------------------------------------------------------------------------------------------------------------------------

[1] Significant Assumptions: (a) 9.25% cost of capital, (b) 9% separate account appreciation, (c) 35% effective tax rate. Excludes the value of statutory surplus required to support the in-force business.
[2] Rollup: the death benefit is the greatest of current account value, net premium paid and premiums (adjusted for withdrawals) accumulated at generally 5% simple interest up to the earlier of age 80 or 100% of adjusted premiums.
[3] Ratchet: the death benefit is the greatest of current account value, net premiums paid and the highest account value on any anniversary before age 85 (adjusted for withdrawals).
[4] Reset: the death benefit is the greatest of current account value, net premiums paid and the most recent five year anniversary account value before age 80 (adjusted for withdrawals).
[5] Return of premium: the death benefit is the greater of current account value and net premiums paid.
[6]   No Equivalent GAAP reserve.

                                  THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                     LIFE
                                               INCOME STATEMENTS
                                                INDIVIDUAL LIFE



                                                              1Q           2Q          3Q           4Q
REVENUES                                                     2002         2002        2002         2002
                                                           ----------  -----------  ----------   ----------
   PREMIUMS AND OTHER CONSIDERATIONS
     Variable annuity and life fees                             $ 11         $ 11         $ 9         $ 10
     Cost of insurance charges                                   103          103         104          105
     ASO fees                                                      -            -           -            -
     Other fees                                                   53           64          62           60
     -------------------------------------------------------------------------------------------------------
          TOTAL FEE INCOME                                       167          178         175          175

     Gross MVA/MGLI spread income                                  3            2           3            2
     Investment expenses                                           -            -           -            -
     -------------------------------------------------------------------------------------------------------
          NET GUARANTEED SEPARATE ACCOUNT INCOME                   3            2           3            2

     Direct premiums                                              13           14          14           15
     Net reinsurance premiums                                    (14)         (15)        (17)         (18)
     -------------------------------------------------------------------------------------------------------
          NET PREMIUMS                                            (1)          (1)         (3)          (3)
     -------------------------------------------------------------------------------------------------------
               TOTAL PREMIUMS AND OTHER CONSIDERATIONS           169          179         175          174

   NET INVESTMENT INCOME
     Gross FAS 97 investment income on G/A assets                 61           63          61           59
     Gross FAS 60 investment income on G/A assets                  8           13          11           12
     -------------------------------------------------------------------------------------------------------
          GROSS INVESTMENT INCOME ON G/A ASSETS                   69           76          72           71
     Investment expenses                                          (1)           -          (1)          (1)
     -------------------------------------------------------------------------------------------------------
          NET INVESTMENT INCOME ON G/A ASSETS                     68           76          71           70
     Net investment income on assigned capital                     4            4           3            4
     Charge for invested capital                                  (9)         (10)        (10)         (10)
     -------------------------------------------------------------------------------------------------------
               TOTAL NET INVESTMENT INCOME                        63           70          64           64
   Realized capital losses                                         -            -           -            -
   ---------------------------------------------------------------------------------------------------------
               TOTAL REVENUES                                    232          249         239          238

BENEFITS AND EXPENSES
   BENEFITS AND CLAIMS
     Death benefits                                               64           57          50           61
     Other contract benefits                                       4            7           7            5
     Change in reserve                                            (3)          (4)         (1)           -
     Interest credited on G/A assets                              49           52          48           47
     -------------------------------------------------------------------------------------------------------
               TOTAL BENEFITS AND CLAIMS                         114          112         104          113

   OTHER INSURANCE EXPENSES
     Commissions & wholesaling expenses                           48           43          37           45
     Operating expenses                                           44           48          45           48
     Premium taxes, licenses and fees                              8            8           8            7
     Dividends to policyholders                                    1            1           1            -
     Other miscellaneous expenses                                  -            -           -            -
     -------------------------------------------------------------------------------------------------------
          SUBTOTAL - EXPENSES BEFORE DEFERRAL                    101          100          91          100
     Deferred acquisition costs                                  (62)         (60)        (54)         (57)
     -------------------------------------------------------------------------------------------------------
               TOTAL OTHER INSURANCE EXPENSE                      39           40          37           43
     Amortization of deferred acquisition costs and present
     value future profits                                         33           46          49           32
     -------------------------------------------------------------------------------------------------------
               TOTAL BENEFITS AND EXPENSES                       186          198         190          188
          INCOME BEFORE INCOME TAX EXPENSE                        46           51          49           50
     Income tax expense                                           15           16          16           16
     -------------------------------------------------------------------------------------------------------
               NET INCOME                                       $ 31         $ 35        $ 33         $ 34
     -------------------------------------------------------------------------------------------------------

                                                                              YEAR OVER
                                                                                YEAR      SEQUENTIAL
                                                                    1Q         QUARTER     QUARTER
REVENUES                                                           2003        CHANGE       CHANGE
                                                                 ----------   ----------  -----------
   PREMIUMS AND OTHER CONSIDERATIONS
     Variable annuity and life fees                                    $ 9         (18%)        (10%)
     Cost of insurance charges                                         106           3%           1%
     ASO fees                                                            -            -            -
     Other fees                                                         64          21%           7%
     ------------------------------------------------------------------------------------------------
          TOTAL FEE INCOME                                             179           7%           2%

     Gross MVA/MGLI spread income                                        3            -          50%
     Investment expenses                                                 -            -            -
     ------------------------------------------------------------------------------------------------
          NET GUARANTEED SEPARATE ACCOUNT INCOME                         3            -          50%

     Direct premiums                                                    14           8%          (7%)
     Net reinsurance premiums                                          (18)        (29%)           -
     ------------------------------------------------------------------------------------------------
          NET PREMIUMS                                                  (4)          NM         (33%)
     ------------------------------------------------------------------------------------------------
               TOTAL PREMIUMS AND OTHER CONSIDERATIONS                 178           5%           2%

   NET INVESTMENT INCOME
     Gross FAS 97 investment income on G/A assets                       62           2%           5%
     Gross FAS 60 investment income on G/A assets                       11          38%          (8%)
     ------------------------------------------------------------------------------------------------
          GROSS INVESTMENT INCOME ON G/A ASSETS                         73           6%           3%
     Investment expenses                                                (1)           -            -
     ------------------------------------------------------------------------------------------------
          NET INVESTMENT INCOME ON G/A ASSETS                           72           6%           3%
     Net investment income on assigned capital                           4            -            -
     Charge for invested capital                                       (10)        (11%)           -
     ------------------------------------------------------------------------------------------------
               TOTAL NET INVESTMENT INCOME                              66           5%           3%
   Realized capital losses                                               -            -            -
   --------------------------------------------------------------------------------------------------
               TOTAL REVENUES                                          244           5%           3%

BENEFITS AND EXPENSES
   BENEFITS AND CLAIMS
     Death benefits                                                     61          (5%)           -
     Other contract benefits                                             5          25%            -
     Change in reserve                                                   -         100%            -
     Interest credited on G/A assets                                    46          (6%)         (2%)
     ------------------------------------------------------------------------------------------------
               TOTAL BENEFITS AND CLAIMS                               112          (2%)         (1%)

   OTHER INSURANCE EXPENSES
     Commissions & wholesaling expenses                                 37         (23%)        (18%)
     Operating expenses                                                 44            -          (8%)
     Premium taxes, licenses and fees                                    8            -          14%
     Dividends to policyholders                                          1            -           NM
     Other miscellaneous expenses                                        -            -            -
     ------------------------------------------------------------------------------------------------
          SUBTOTAL - EXPENSES BEFORE DEFERRAL                           90         (11%)        (10%)
     Deferred acquisition costs                                        (51)         18%          11%
     ------------------------------------------------------------------------------------------------
               TOTAL OTHER INSURANCE EXPENSE                            39            -          (9%)
     Amortization of deferred acquisition costs and present
     value future profits                                               46          39%          44%
     ------------------------------------------------------------------------------------------------
               TOTAL BENEFITS AND EXPENSES                             197           6%           5%
          INCOME BEFORE INCOME TAX EXPENSE                              47           2%          (6%)
     Income tax expense                                                 15            -          (6%)
     ------------------------------------------------------------------------------------------------
               NET INCOME                                             $ 32           3%          (6%)

     ------------------------------------------------------------------------------------------------

                                  THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                     LIFE
                                                INDIVIDUAL LIFE
                                               SUPPLEMENTAL DATA



                                                                       1Q           2Q         3Q        4Q
                                                                      2002         2002       2002      2002
                                                                    ----------  ---------  --------- ---------

SALES BY DISTRIBUTION   Wirehouse/regional broker-dealer/banks           $ 16       $ 22       $ 17      $ 22
                        Independent broker-dealer/WFS                      16         15         13        12
                        Life professional/other                            12          7          7        14
                        --------------------------------------------------------------------------------------
                             TOTAL SALES BY DISTRIBUTION                 $ 44       $ 44       $ 37      $ 48
--------------------------------------------------------------------------------------------------------------

SALES BY PRODUCT        Variable life                                    $ 38       $ 37       $ 30      $ 36
                        Universal life                                      3          5          5         9
                        Term life/other                                     3          2          2         3
                        --------------------------------------------------------------------------------------
                             TOTAL SALES BY PRODUCT                      $ 44       $ 44       $ 37      $ 48
--------------------------------------------------------------------------------------------------------------

ACCOUNT VALUE           General account                               $ 3,573    $ 3,600    $ 3,639   $ 3,658
                        Separate account                                4,410      4,035      3,721     3,899
                        --------------------------------------------------------------------------------------
                             TOTAL ACCOUNT VALUE                      $ 7,983    $ 7,635    $ 7,360   $ 7,557
--------------------------------------------------------------------------------------------------------------

ACCOUNT VALUE BY        Variable life                                 $ 4,119    $ 3,760    $ 3,458   $ 3,648
PRODUCT                 Universal life/interest sensitive whole life    3,091      3,097      3,146     3,139
                        Modified guaranteed life                          687        685        683       680
                        Other                                              86         93         73        90
                        --------------------------------------------------------------------------------------
                             TOTAL ACCOUNT VALUE BY PRODUCT           $ 7,983    $ 7,635    $ 7,360   $ 7,557
--------------------------------------------------------------------------------------------------------------

LIFE INSURANCE IN FORCE Variable life                                $ 63,288   $ 64,930   $ 65,797  $ 66,715
                        Universal life/interest sensitive whole life   39,516     39,118     38,743    38,457
                        Term life                                      17,947     18,636     19,393    20,312
                        Modified guaranteed life                          989        977        961       947
                        Other                                             195        235        244       249
                        --------------------------------------------------------------------------------------
                             TOTAL LIFE INSURANCE IN FORCE           $121,935   $123,896   $125,138  $126,680
--------------------------------------------------------------------------------------------------------------


                                                                              YEAR OVER
                                                                                YEAR     SEQUENTIAL
                                                                        1Q     QUARTER     QUARTER
                                                                       2003    CHANGE      CHANGE
                                                                   --------- ----------- ---------

SALES BY DISTRIBUTION   Wirehouse/regional broker-dealer/banks          $ 15      (6%)       (32%)
                        Independent broker-dealer/WFS                     13     (19%)         8%
                        Life professional/other                           11      (8%)       (21%)
                        --------------------------------------------------------------------------
                             TOTAL SALES BY DISTRIBUTION                $ 39     (11%)       (19%)
--------------------------------------------------------------------------------------------------

SALES BY PRODUCT        Variable life                                   $ 26     (32%)       (28%)
                        Universal life                                    11       NM         22%
                        Term life/other                                    2     (33%)       (33%)
                        --------------------------------------------------------------------------
                             TOTAL SALES BY PRODUCT                     $ 39     (11%)       (19%)
--------------------------------------------------------------------------------------------------

ACCOUNT VALUE           General account                              $ 3,682       3%          1%
                        Separate account                               3,901     (12%)          -
                        --------------------------------------------------------------------------
                             TOTAL ACCOUNT VALUE                     $ 7,583      (5%)          -
--------------------------------------------------------------------------------------------------

ACCOUNT VALUE BY        Variable life                                $ 3,673     (11%)         1%
PRODUCT                 Universal life/interest sensitive whole li     3,144       2%           -
                        Modified guaranteed life                         677      (1%)          -
                        Other                                             89       3%         (1%)
                        --------------------------------------------------------------------------
                             TOTAL ACCOUNT VALUE BY PRODUCT          $ 7,583      (5%)          -
--------------------------------------------------------------------------------------------------

LIFE INSURANCE IN FORCE Variable life                               $ 66,631       5%           -
                        Universal life/interest sensitive whole li    38,098      (4%)        (1%)
                        Term life                                     21,115      18%          4%
                        Modified guaranteed life                         933      (6%)        (1%)
                        Other                                            252      29%          1%
                        --------------------------------------------------------------------------
                             TOTAL LIFE INSURANCE IN FORCE          $127,029       4%           -
--------------------------------------------------------------------------------------------------

                                      THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                         LIFE
                                                    INDIVIDUAL LIFE
                                     SUPPLEMENTAL DATA - ACCOUNT VALUE ROLLFORWARD

                                                             1Q          2Q           3Q          4Q          1Q
                                                            2002        2002         2002        2002        2003
                                                          ----------  ----------  -----------  ----------  ----------
VARIABLE LIFE
                                        BEGINNING BALANCE  $ 3,993     $ 4,119      $ 3,760     $ 3,458     $ 3,648
             First year & single premiums                      114         103           91          94          78
             Renewal premiums                                  135         120          117         135         133
        -------------------------------------------------------------------------------------------------------------
        Premiums and deposits                                  249         223          208         229         211
        Change in market value/interest credited                13        (428)        (369)        127         (35)
        Surrenders                                             (44)        (58)         (45)        (65)        (52)
        Death benefits/policy fees                             (95)       (101)         (98)       (105)       (104)
        Net exchanges                                            3           5            2           4           5
        -------------------------------------------------------------------------------------------------------------
                                           ENDING BALANCE  $ 4,119     $ 3,760      $ 3,458     $ 3,648     $ 3,673

---------------------------------------------------------------------------------------------------------------------
OTHER [1]
                                        BEGINNING BALANCE  $ 3,875     $ 3,864      $ 3,875     $ 3,902     $ 3,909
             First year & single premiums                        6           9            8          12          13
             Renewal premiums                                   96          84          111          90          86
        -------------------------------------------------------------------------------------------------------------
        Premiums and deposits                                  102          93          119         102          99
        Change in market value/interest credited                51          58           50          52          49
        Surrenders                                             (61)        (49)         (54)        (55)        (54)
        Death benefits/policy fees                            (100)        (86)         (86)        (88)        (88)
        Net exchanges                                           (3)         (5)          (2)         (4)         (5)
        -------------------------------------------------------------------------------------------------------------
                                           ENDING BALANCE  $ 3,864     $ 3,875      $ 3,902     $ 3,909     $ 3,910

---------------------------------------------------------------------------------------------------------------------
TOTAL INDIVIDUAL LIFE
                                        BEGINNING BALANCE  $ 7,868     $ 7,983      $ 7,635     $ 7,360     $ 7,557
             First year & single premiums                      120         112           99         106          91
             Renewal premiums                                  231         204          228         225         219
        -------------------------------------------------------------------------------------------------------------
        Premiums and deposits                                  351         316          327         331         310
        Change in market value/interest credited                64        (370)        (319)        179          14
        Surrenders                                            (105)       (107)         (99)       (120)       (106)
        Death benefits/policy fees                            (195)       (187)        (184)       (193)       (192)
        Net exchanges                                            -           -            -           -           -
        -------------------------------------------------------------------------------------------------------------
                                           ENDING BALANCE  $ 7,983     $ 7,635      $ 7,360     $ 7,557     $ 7,583
---------------------------------------------------------------------------------------------------------------------

[1]   Includes  Universal  Life,   Interest   Sensitive  Whole  Life,   Modified
      Guaranteed Life Insurance and other.

                                  THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                     LIFE
                                               INCOME STATEMENTS
                                                GROUP BENEFITS

                                                               1Q           2Q          3Q           4Q
                                                              2002         2002        2002         2002
                                                            ----------   ----------  ----------   ----------
REVENUES
   PREMIUMS AND OTHER CONSIDERATIONS
     Variable annuity and life fees                           $ -          $ -         $ -          $ -
     Cost of insurance charges                                  -            -           -            -
     ASO fees                                                   5            4           6            4
     Other fees                                                 -            -           -            -
     -------------------------------------------------------------------------------------------------------
          TOTAL FEE INCOME                                      5            4           6            4

     Gross MVA/MGLI spread income                               -            -           -            -
     Investment expenses                                        -            -           -            -
     -------------------------------------------------------------------------------------------------------
          NET GUARANTEED SEPARATE ACCOUNT INCOME                -            -           -            -

     Direct premiums                                          579          591         572          576
     Net reinsurance premiums                                  (2)          (5)          4           (7)
     -------------------------------------------------------------------------------------------------------
          NET PREMIUMS                                        577          586         576          569
     -------------------------------------------------------------------------------------------------------
               TOTAL PREMIUMS AND OTHER CONSIDERATIONS        582          590         582          573

   NET INVESTMENT INCOME
     Gross FAS 97 investment income on G/A assets               -            -           -            -
     Gross FAS 60 investment income on G/A assets              54           54          53           58
     -------------------------------------------------------------------------------------------------------
          GROSS INVESTMENT INCOME ON G/A ASSETS                54           54          53           58
     Investment expenses                                       (1)           -          (1)          (1)
     -------------------------------------------------------------------------------------------------------
          NET INVESTMENT INCOME ON G/A ASSETS                  53           54          52           57
     Net investment income on assigned capital                  9           10          11            9
     Charge for invested capital                                -            -           -            -
     -------------------------------------------------------------------------------------------------------
               TOTAL NET INVESTMENT INCOME                     62           64          63           66
   Realized capital losses                                      -            -           -            -
   ---------------------------------------------------------------------------------------------------------
               TOTAL REVENUES                                 644          654         645          639

BENEFITS AND EXPENSES
   BENEFITS AND CLAIMS
     Death benefits                                           155          173         155          161
     Other contract benefits                                  257          269         243          267
     Change in reserve                                         62           44          73           19
     Interest credited on G/A assets                            -            -           -            -
     -------------------------------------------------------------------------------------------------------
               TOTAL BENEFITS AND CLAIMS                      474          486         471          447

   OTHER INSURANCE EXPENSES
     Commissions & wholesaling expenses                        60           55          54           61
     Operating expenses                                        67           68          68           74
     Premium taxes, licenses and fees                          10           11          11           10
     Dividends to policyholders                                 -            -           -            -
     Other miscellaneous expenses                               -            -           -           (1)
     -------------------------------------------------------------------------------------------------------
          SUBTOTAL - EXPENSES BEFORE DEFERRAL                 137          134         133          144
     Deferred acquisition costs                                (6)          (7)         (6)          (5)
     -------------------------------------------------------------------------------------------------------
               TOTAL OTHER INSURANCE EXPENSE                  131          127         127          139
     Amortization of deferred acquisition costs and present     4            3           4            6
     value of future profits
     -------------------------------------------------------------------------------------------------------
               TOTAL BENEFITS AND EXPENSES                    609          616         602          592
          INCOME BEFORE INCOME TAX EXPENSE                     35           38          43           47
     Income tax expense                                         7            8           9           11
     -------------------------------------------------------------------------------------------------------
               NET INCOME                                    $ 28         $ 30        $ 34         $ 36

     -------------------------------------------------------------------------------------------------------

                                                                            YEAR OVER
                                                                              YEAR       SEQUENTIAL
                                                                  1Q         QUARTER       QUARTER
                                                                 2003        CHANGE        CHANGE
                                                               ----------  ------------  ------------
REVENUES
   PREMIUMS AND OTHER CONSIDERATIONS
     Variable annuity and life fees                              $ -             -             -
     Cost of insurance charges                                     -             -             -
     ASO fees                                                      6           20%           50%
     Other fees                                                    -             -             -
     --------------------------------------------------------------------------------------------
          TOTAL FEE INCOME                                         6           20%           50%

     Gross MVA/MGLI spread income                                  -             -             -
     Investment expenses                                           -             -             -
     --------------------------------------------------------------------------------------------
          NET GUARANTEED SEPARATE ACCOUNT INCOME                   -             -             -

     Direct premiums                                             569           (2%)          (1%)
     Net reinsurance premiums                                     27            NM            NM
     --------------------------------------------------------------------------------------------
          NET PREMIUMS                                           596            3%            5%
     --------------------------------------------------------------------------------------------
               TOTAL PREMIUMS AND OTHER CONSIDERATIONS           602            3%            5%

   NET INVESTMENT INCOME
     Gross FAS 97 investment income on G/A assets                  -             -             -
     Gross FAS 60 investment income on G/A assets                 56            4%           (3%)
     --------------------------------------------------------------------------------------------
          GROSS INVESTMENT INCOME ON G/A ASSETS                   56            4%           (3%)
     Investment expenses                                          (1)            -             -
     --------------------------------------------------------------------------------------------
          NET INVESTMENT INCOME ON G/A ASSETS                     55            4%           (4%)
     Net investment income on assigned capital                    10           11%           11%
     Charge for invested capital                                   -             -             -
     --------------------------------------------------------------------------------------------
               TOTAL NET INVESTMENT INCOME                        65            5%           (2%)
   Realized capital losses                                         -             -             -
   ----------------------------------------------------------------------------------------------
               TOTAL REVENUES                                    667            4%            4%

BENEFITS AND EXPENSES
   BENEFITS AND CLAIMS
     Death benefits                                              175           13%            9%
     Other contract benefits                                     261            2%           (2%)
     Change in reserve                                            53          (15%)         179%
     Interest credited on G/A assets                               -             -             -
     --------------------------------------------------------------------------------------------
               TOTAL BENEFITS AND CLAIMS                         489            3%            9%

   OTHER INSURANCE EXPENSES
     Commissions & wholesaling expenses                           58           (3%)          (5%)
     Operating expenses                                           69            3%           (7%)
     Premium taxes, licenses and fees                             12           20%           20%
     Dividends to policyholders                                    -             -             -
     Other miscellaneous expenses                                 (1)           NM             -
     --------------------------------------------------------------------------------------------
          SUBTOTAL - EXPENSES BEFORE DEFERRAL                    138            1%           (4%)
     Deferred acquisition costs                                   (7)         (17%)         (40%)
     --------------------------------------------------------------------------------------------
               TOTAL OTHER INSURANCE EXPENSE                     131             -           (6%)
     Amortization of deferred acquisition costs and present        4             -          (33%)
     value of future profits
     --------------------------------------------------------------------------------------------
               TOTAL BENEFITS AND EXPENSES                       624            2%            5%
          INCOME BEFORE INCOME TAX EXPENSE                        43           23%           (9%)
     Income tax expense                                            9           29%          (18%)
     --------------------------------------------------------------------------------------------
               NET INCOME                                       $ 34           21%           (6%)
     --------------------------------------------------------------------------------------------

                                        THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                            LIFE
                                                       GROUP BENEFITS
                                                     SUPPLEMENTAL DATA

                                                         1Q                2Q                 3Q                4Q
                                                        2002              2002               2002              2002
                                                  ----------------- -----------------  ----------------- -----------------
PREMIUMS
    FULLY INSURED - ONGOING PREMIUMS
       Group disability                                 $ 243             $ 249              $ 237             $ 232
       Group life                                         233               252                240               240
       Other                                              101                85                 93                90
       -------------------------------------------------------------------------------------------------------------------
         TOTAL FULLY INSURED - ONGOING PREMIUMS           577               586                570               562
       -------------------------------------------------------------------------------------------------------------------

         Total buyouts [1]                                  -                 -                  6                 7
         -----------------------------------------------------------------------------------------------------------------
         TOTAL PREMIUMS                                   577               586                576               569
         Group disability - premium equivalents [2]        57                57                 63                55
         -----------------------------------------------------------------------------------------------------------------
         TOTAL PREMIUMS AND PREMIUM EQUIVALENT CLAIMS   $ 634             $ 643              $ 639             $ 624
--------------------------------------------------------------------------------------------------------------------------

SALES (GROSS ANNUALIZED NEW PREMIUMS)
    FULLY INSURED - ONGOING SALES
       Group disability                                 $ 113              $ 41               $ 36              $ 28
       Group life                                         193                33                 33                25
       Other                                               48                16                 19                12
       -------------------------------------------------------------------------------------------------------------------
         TOTAL FULLY INSURED - ONGOING SALES              354                90                 88                65
       -------------------------------------------------------------------------------------------------------------------

         Total buyouts [1]                                  -                 -                  7                 7
         -----------------------------------------------------------------------------------------------------------------
         TOTAL SALES                                      354                90                 95                72
         Group disability premium equivalents [2]          46                 9                  4                 2
         -----------------------------------------------------------------------------------------------------------------
         TOTAL SALES AND PREMIUM EQUIVALENTS            $ 400              $ 99               $ 99              $ 74
--------------------------------------------------------------------------------------------------------------------------

LOSS RATIO
    Loss ratio excluding buyouts                        81.4%             82.4%              80.7%             77.7%

--------------------------------------------------------------------------------------------------------------------------

GAAP RESERVES
       Group disability                               $ 2,396           $ 2,443            $ 2,479           $ 2,489
       Group life                                         722               734                758               765
       Other                                              207               188                195               201
         -----------------------------------------------------------------------------------------------------------------
         TOTAL GAAP RESERVES                          $ 3,325           $ 3,365            $ 3,432           $ 3,455
--------------------------------------------------------------------------------------------------------------------------

                                                                            YEAR OVER
                                                                               YEAR           SEQUENTIAL
                                                             1Q              QUARTER           QUARTER
                                                            2003              CHANGE            CHANGE
                                                      ----------------  ----------------- -----------------
PREMIUMS
    FULLY INSURED - ONGOING PREMIUMS
       Group disability                                     $ 243                  -                5%
       Group life                                             243                 4%                1%
       Other                                                   82               (19%)              (9%)
       ------------------------------------------------------------------------------------------------
         TOTAL FULLY INSURED - ONGOING PREMIUMS               568                (2%)               1%
       ------------------------------------------------------------------------------------------------

         Total buyouts [1]                                     28                 NM                NM
         ----------------------------------------------------------------------------------------------
         TOTAL PREMIUMS                                       596                 3%                5%
         Group disability - premium equivalents [2]            50               (12%)              (9%)
         ----------------------------------------------------------------------------------------------
         TOTAL PREMIUMS AND PREMIUM EQUIVALENT CLAIMS       $ 646                 2%                4%
-------------------------------------------------------------------------------------------------------

SALES (GROSS ANNUALIZED NEW PREMIUMS)
    FULLY INSURED - ONGOING SALES
       Group disability                                     $ 103                (9%)               NM
       Group life                                              89               (54%)               NM
       Other                                                   30               (38%)             150%
       ------------------------------------------------------------------------------------------------
         TOTAL FULLY INSURED - ONGOING SALES                  222               (37%)               NM
       ------------------------------------------------------------------------------------------------

         Total buyouts [1]                                     26                 NM                NM
         ----------------------------------------------------------------------------------------------
         TOTAL SALES                                          248               (30%)               NM
         Group disability premium equivalents [2]              24               (48%)               NM
         ----------------------------------------------------------------------------------------------
         TOTAL SALES AND PREMIUM EQUIVALENTS                $ 272               (32%)               NM
-------------------------------------------------------------------------------------------------------

LOSS RATIO
    Loss ratio excluding buyouts                            80.3%               (1.1)              2.6

-------------------------------------------------------------------------------------------------------

GAAP RESERVES
       Group disability                                   $ 2,516                 5%                1%
       Group life                                             799                11%                4%
       Other                                                  186               (10%)              (7%)
         ----------------------------------------------------------------------------------------------
         TOTAL GAAP RESERVES                              $ 3,501                 5%                1%
-------------------------------------------------------------------------------------------------------

[1] Takeover of open claim liabilities and other non-recurring premium amounts.
[2] Administrative services only (ASO) fees and claims under claim management agreements.

                               PROPERTY & CASUALTY

                                      THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                  PROPERTY & CASUALTY
                                                 FINANCIAL HIGHLIGHTS

                                                                              1Q         2Q         3Q         4Q
                                                                             2002       2002       2002       2002
                                                                           ---------  ---------  ---------  ---------
GAAP NORTH AMERICAN UNDERWRITING RESULTS
     Written premiums                                                       $ 2,065    $ 2,138    $ 2,196    $ 2,128
     Earned premiums                                                          1,859      1,955      2,088      2,143

     Business Insurance                                                           4         (8)        21         27
     Personal Lines                                                             (11)       (24)       (13)         2
     Specialty Commercial                                                       (10)         8          3        (24)
     Reinsurance                                                                 (4)        (9)        (4)       (42)
     ----------------------------------------------------------------------------------------------------------------
               UNDERWRITING RESULTS                                         $   (21)   $   (33)   $     7    $   (37)

---------------------------------------------------------------------------------------------------------------------
GAAP NORTH AMERICAN UNDERWRITING RATIOS
               LOSS RATIO EXCLUDING LOSS ADJUSTMENT EXPENSES                   59.2       60.6       59.1       59.6
     ----------------------------------------------------------------------------------------------------------------

     Loss adjustment expenses                                                  11.6       11.1       10.9       11.4
     Expenses                                                                  29.0       28.0       28.0       28.3
     ----------------------------------------------------------------------------------------------------------------
               EXPENSE RATIO INCLUDING LOSS ADJUSTMENT EXPENSES                40.6       39.1       38.9       39.6
     ----------------------------------------------------------------------------------------------------------------

     Policyholder dividends                                                     0.5        0.9        0.7        0.8
     ----------------------------------------------------------------------------------------------------------------

               COMBINED RATIO                                                 100.2      100.5       98.7      100.0
---------------------------------------------------------------------------------------------------------------------

                    Catastrophe ratio                                           1.1        2.5        1.1        0.8
---------------------------------------------------------------------------------------------------------------------

     NORTH AMERICAN INCOME AND ROE
     Net income                                                               $ 127      $ 101      $ 119      $ 135
     Operating income                                                           122        119        138        140
     Net income ROE (last 12 months income-equity AOCI) [1]                    8.2%       8.5%       9.3%      11.6%
     Operating income ROE (last 12 months income-equity x-AOCI) [1]           11.9%      12.1%      13.4%      14.1%

     PROPERTY & CASUALTY INCOME AND ROE
     Net income                                                               $ 128       $ 90      $ 110      $ 141
     Operating income                                                           122        120        139        142
     Impact of 2003 asbestos reserve addition                                     -          -          -          -
     Operating income before impact of 2003 asbestos reserve addition           122        120        139        142
     Net income ROE (last 12 months income-equity AOCI) [1]                    7.8%       7.8%       8.3%      10.4%
     Operating income ROE (last 12 months income-equity x-AOCI) [1]           11.1%      11.4%      12.6%      13.1%
     Operating income ROE (last 12 months income-equity x-AOCI)
          excluding the impact of the 2003 asbestos reserve addition [1] [2]  11.1%      11.4%      12.6%      13.1%
---------------------------------------------------------------------------------------------------------------------

                                                                                        YEAR OVER
                                                                                          YEAR      SEQUENTIAL
                                                                                1Q       QUARTER     QUARTER
                                                                               2003      CHANGE      CHANGE
                                                                             ---------  ----------  ----------
GAAP NORTH AMERICAN UNDERWRITING RESULTS
     Written premiums                                                         $ 2,440         18%         15%
     Earned premiums                                                            2,158         16%          1%

     Business Insurance                                                           (12)         NM          NM
     Personal Lines                                                                52          NM          NM
     Specialty Commercial                                                           -        100%        100%
     Reinsurance                                                                  (19)         NM         55%
     ---------------------------------------------------------------------------------------------------------
               UNDERWRITING RESULTS                                           $    21          NM          NM

--------------------------------------------------------------------------------------------------------------
GAAP NORTH AMERICAN UNDERWRITING RATIOS
               LOSS RATIO EXCLUDING LOSS ADJUSTMENT EXPENSES                     58.9         0.3         0.7
     ---------------------------------------------------------------------------------------------------------

     Loss adjustment expenses                                                    12.1        (0.5)       (0.7)
     Expenses                                                                    26.2         2.8         2.1
     ---------------------------------------------------------------------------------------------------------
               EXPENSE RATIO INCLUDING LOSS ADJUSTMENT EXPENSES                  38.4         2.2         1.2
     ---------------------------------------------------------------------------------------------------------

     Policyholder dividends                                                       0.4         0.1         0.4
     ---------------------------------------------------------------------------------------------------------

               COMBINED RATIO                                                    97.7         2.5         2.3
--------------------------------------------------------------------------------------------------------------

                    Catastrophe ratio                                             2.6        (1.5)       (1.8)
--------------------------------------------------------------------------------------------------------------

     NORTH AMERICAN INCOME AND ROE
     Net income                                                                 $ 168         32%         24%
     Operating income                                                             177         45%         26%
     Net income ROE (last 12 months income-equity AOCI) [1]                     12.3%         4.1         0.7
     Operating income ROE (last 12 months income-equity x-AOCI) [1]             15.2%         3.3         1.1

     PROPERTY & CASUALTY INCOME AND ROE
     Net income                                                              $ (1,513)         NM          NM
     Operating income                                                          (1,510)         NM          NM
     Impact of 2003 asbestos reserve addition                                  (1,701)          -           -
     Operating income before impact of 2003 asbestos reserve addition             191         57%         35%
     Net income ROE (last 12 months income-equity AOCI) [1]                    (31.0%)      (38.8)      (41.4)
     Operating income ROE (last 12 months income-equity x-AOCI) [1]            (33.9%)      (45.0)      (47.0)
     Operating income ROE (last 12 months income-equity x-AOCI)
          excluding the impact of the 2003 asbestos reserve addition [1] [2]    14.4%         3.3         1.3
--------------------------------------------------------------------------------------------------------------

                                                                 NORTH AMERICAN P&C               OTHER OPERATIONS
                                                         -------------------------------  --------------------------------
                                                          MAR. 31,   DEC. 31,              MAR. 31,  DEC. 31,
                                                            2003       2002      VARIANCE   2003       2002      VARIANCE
                                                         ---------  ---------  ---------  ---------  ---------  ----------
     SELECTED FINANCIAL DATA
     Investments                                         $ 18,703   $ 18,137         3%    $ 2,526    $ 2,436          4%
     Gross loss & LAE reserves                             13,261     13,007         2%      7,951      4,084         95%
     Net loss & LAE reserves                               10,445     10,206         2%      5,466      2,935         86%
     Net asbestos and environmental reserves                   23         24        (4%)     4,221      1,685        151%
     Equity x-AOCI, net of tax                              4,015      3,951         2%     (1,352)       311          NM
     Equity including AOCI                                  4,699      4,567         3%     (1,255)       403          NM
     Hartford Fire Pool adjusted statutory surplus          2,964      4,600       (36%)
     Hartford Fire Pool premium to adjusted surplus ratio     2.9        1.8        1.1
     Hartford Fire Pool statutory net income               (1,745)     4,794         NM
--------------------------------------------------------------------------------------------------------------------------

                                                                  PROPERTY & CASUALTY
                                                           --------------------------------
                                                            MAR. 31,    DEC. 31,
                                                              2003        2002     VARIANCE
                                                           ----------  ---------  ---------
     SELECTED FINANCIAL DATA
     Investments                                            $ 21,229   $ 20,573         3%
     Gross loss & LAE reserves                                21,212     17,091        24%
     Net loss & LAE reserves                                  15,911     13,141        21%
     Net asbestos and environmental reserves                   4,244      1,709       148%
     Equity x-AOCI, net of tax                                 2,663      4,262       (38%)
     Equity including AOCI                                     3,444      4,970       (31%)
     Hartford Fire Pool adjusted statutory surplus
     Hartford Fire Pool premium to adjusted surplus ratio
     Hartford Fire Pool statutory net income
-------------------------------------------------------------------------------------------

[1] The quarters ending March 31, 2002 and June 30, 2002 exclude the $420 earnings impact related to September 11, 2001.
[2] ROE calculated excluding the earnings and equity impacts of the 2003 asbestos reserve addition.

                                         THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                     PROPERTY & CASUALTY
                                                      OPERATING RESULTS

                                                                                1Q          2Q           3Q          4Q
                                                                               2002        2002         2002        2002
                                                                            -----------  ----------  -----------  ----------
GAAP NORTH AMERICAN UNDERWRITING RESULTS
      Written premiums                                                         $ 2,065     $ 2,138      $ 2,196     $ 2,128
      Change in reserve                                                            206         183          108         (15)
      ----------------------------------------------------------------------------------------------------------------------
        Earned premiums                                                          1,859       1,955        2,088       2,143

      Loss and loss adjustment expenses                                          1,315       1,401        1,462       1,521
      Underwriting expenses                                                        540         546          585         605
      Dividends to policyholders                                                     9          17           14          17
      Other adjustments                                                             16          24           20          37
      ----------------------------------------------------------------------------------------------------------------------
        UNDERWRITING RESULTS                                                       (21)        (33)           7         (37)

      Net servicing income                                                           2           1            4           8
      Net investment income                                                        217         234          225         252
      Net realized capital gains (losses)                                            7         (28)         (28)         (7)
      Other expenses                                                               (51)        (58)         (75)        (59)
      ----------------------------------------------------------------------------------------------------------------------

            INCOME BEFORE INCOME TAXES                                             154         116          133         157

      Income tax expense                                                            27          15           14          22
      ----------------------------------------------------------------------------------------------------------------------

            NET INCOME                                                             127         101          119         135

      Less:  Net realized capital gains (losses), after-tax                          5         (18)         (19)         (5)
      ----------------------------------------------------------------------------------------------------------------------

            OPERATING INCOME                                                       122         119          138         140

----------------------------------------------------------------------------------------------------------------------------
OTHER OPERATIONS
            Net income (loss)                                                      $ 1       $ (11)        $ (9)        $ 6
            Operating income (loss)                                                $ -       $   1         $  1         $ 2
            Impact of 2003 asbestos reserve addition                               $ -       $   -         $  -         $ -
            Operating income before impact of 2003 asbestos reserve addition       $ -       $   1         $  1         $ 2

----------------------------------------------------------------------------------------------------------------------------
PROPERTY & CASUALTY
            Net income (loss)                                                    $ 128       $  90        $ 110       $ 141
            Operating income (loss)                                              $ 122       $ 120        $ 139       $ 142
            Impact of 2003 asbestos reserve addition                             $   -       $   -        $   -       $   -
            Operating income before impact of 2003 asbestos reserve addition     $ 122       $ 120        $ 139       $ 142

----------------------------------------------------------------------------------------------------------------------------

      North American effective tax rate - net income                             17.8%       12.5%        10.4%       14.2%
      North American effective tax rate - operating income                       17.0%       16.8%        14.8%       15.0%

----------------------------------------------------------------------------------------------------------------------------

                                                                                           YEAR OVER
                                                                                              YEAR       SEQUENTIAL
                                                                                  1Q         QUARTER      QUARTER
                                                                                 2003        CHANGE        CHANGE
                                                                               ----------  ------------  -----------
GAAP NORTH AMERICAN UNDERWRITING RESULTS
      Written premiums                                                           $ 2,440           18%          15%
      Change in reserve                                                              282           37%           NM
      --------------------------------------------------------------------------------------------------------------
        Earned premiums                                                            2,158           16%           1%

      Loss and loss adjustment expenses                                            1,532           17%           1%
      Underwriting expenses                                                          566            5%          (6%)
      Dividends to policyholders                                                      10           11%         (41%)
      Other adjustments                                                               29           81%         (22%)
      --------------------------------------------------------------------------------------------------------------
        UNDERWRITING RESULTS                                                          21            NM           NM

      Net servicing income                                                             3           50%         (63%)
      Net investment income                                                          243           12%          (4%)
      Net realized capital gains (losses)                                            (15)           NM        (114%)
      Other expenses                                                                 (45)          12%          24%
      --------------------------------------------------------------------------------------------------------------

            INCOME BEFORE INCOME TAXES                                               207           34%          32%

      Income tax expense                                                              39           44%          77%
      --------------------------------------------------------------------------------------------------------------

            NET INCOME                                                               168           32%          24%

      Less:  Net realized capital gains (losses), after-tax                           (9)           NM         (80%)
      --------------------------------------------------------------------------------------------------------------

            OPERATING INCOME                                                         177           45%          26%

--------------------------------------------------------------------------------------------------------------------
OTHER OPERATIONS
            Net income (loss)                                                   $ (1,681)           NM           NM
            Operating income (loss)                                             $ (1,687)           NM           NM
            Impact of 2003 asbestos reserve addition                            $ (1,701)           -            -
            Operating income before impact of 2003 asbestos reserve addition    $     14            -            NM

--------------------------------------------------------------------------------------------------------------------
PROPERTY & CASUALTY
            Net income (loss)                                                   $ (1,513)           NM           NM
            Operating income (loss)                                             $ (1,510)           NM           NM
            Impact of 2003 asbestos reserve addition                            $ (1,701)           -            -
            Operating income before impact of 2003 asbestos reserve addition    $    191           57%          35%

--------------------------------------------------------------------------------------------------------------------

      North American effective tax rate - net income                               18.9%           1.1          4.7
      North American effective tax rate - operating income                         19.9%           2.9          4.9

--------------------------------------------------------------------------------------------------------------------

                                 THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                             PROPERTY & CASUALTY
                                             BUSINESS INSURANCE
                                            UNDERWRITING RESULTS



                                                             1Q           2Q           3Q           4Q
                                                            2002         2002         2002         2002
                                                         -----------  -----------  -----------  -----------
GAAP UNDERWRITING RESULTS
      Written premiums                                        $ 825        $ 835        $ 867        $ 885
      Change in reserve                                          93           69           72           52
      -----------------------------------------------------------------------------------------------------
         Earned premiums                                        732          766          795          833

      Loss and loss adjustment expenses                         466          497          489          510
      Underwriting expenses                                     244          247          260          271
      Dividends to policyholders                                  7           15           13           13
      Other adjustments                                          11           15           12           12
      -----------------------------------------------------------------------------------------------------
         UNDERWRITING RESULTS                                 $   4        $  (8)       $  21        $  27
-----------------------------------------------------------------------------------------------------------

GAAP UNDERWRITING RATIOS
         LOSS RATIO EXCLUDING LOSS ADJUSTMENT EXPENSES         51.6         53.3         50.1         48.2
      -----------------------------------------------------------------------------------------------------

      Loss adjustment expenses                                 12.0         11.5         11.5         13.0
      Expenses                                                 33.4         32.2         32.7         32.6
      -----------------------------------------------------------------------------------------------------
         EXPENSE RATIO INCLUDING LOSS ADJUSTMENT EXPENSES      45.4         43.7         44.2         45.6
      -----------------------------------------------------------------------------------------------------

      Policyholder dividends                                    1.0          2.0          1.6          1.6
      -----------------------------------------------------------------------------------------------------

         COMBINED RATIO                                        98.0         99.0         95.9         95.4
-----------------------------------------------------------------------------------------------------------

      Catastrophe ratio                                         0.6          1.3          0.7          0.4
-----------------------------------------------------------------------------------------------------------

                                                                         YEAR OVER
                                                                            YEAR       SEQUENTIAL
                                                               1Q          QUARTER       QUARTER
                                                              2003         CHANGE        CHANGE
                                                            ----------   ------------  ------------
GAAP UNDERWRITING RESULTS
      Written premiums                                          $ 990            20%           12%
      Change in reserve                                           110            18%          112%
      ---------------------------------------------------------------------------------------------
         Earned premiums                                          880            20%            6%

      Loss and loss adjustment expenses                           598            28%           17%
      Underwriting expenses                                       268            10%           (1%)
      Dividends to policyholders                                    7               -         (46%)
      Other adjustments                                            19            73%           58%
      ---------------------------------------------------------------------------------------------
         UNDERWRITING RESULTS                                   $ (12)            NM            NM
---------------------------------------------------------------------------------------------------

GAAP UNDERWRITING RATIOS
         LOSS RATIO EXCLUDING LOSS ADJUSTMENT EXPENSES           55.0           (3.4)         (6.8)
      ---------------------------------------------------------------------------------------------

      Loss adjustment expenses                                   12.9           (0.9)          0.1
      Expenses                                                   30.5            2.9           2.1
      ---------------------------------------------------------------------------------------------
         EXPENSE RATIO INCLUDING LOSS ADJUSTMENT EXPENSES        43.4            2.0           2.2
      ---------------------------------------------------------------------------------------------

      Policyholder dividends                                      0.8            0.2           0.8
      ---------------------------------------------------------------------------------------------

         COMBINED RATIO                                          99.2           (1.2)         (3.8)
---------------------------------------------------------------------------------------------------

      Catastrophe ratio                                           4.6           (4.0)         (4.2)
---------------------------------------------------------------------------------------------------

                                             THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                         PROPERTY & CASUALTY
                                                         BUSINESS INSURANCE
                                                     WRITTEN AND EARNED PREMIUMS

                                                                                                         YEAR OVER
                                                                                                            YEAR       SEQUENTIAL
                              1Q              2Q              3Q              4Q              1Q          QUARTER       QUARTER
                             2002            2002            2002            2002            2003          CHANGE        CHANGE
                          ------------    ------------    ------------   -------------   -----------   ------------  ------------

   WRITTEN PREMIUMS [1]
   Small Commercial         $ 408           $ 412           $ 418           $ 440           $ 480             18%            9%
   Middle Market              417             423             449             445             510             22%           15%
   -----------------------------------------------------------------------------------------------------------------------------
     TOTAL                  $ 825           $ 835           $ 867           $ 885           $ 990             20%           12%

   EARNED PREMIUMS [1]
   Small Commercial         $ 369           $ 382           $ 391           $ 413           $ 430             17%            4%
   Middle Market              363             384             404             420             450             24%            7%
   -----------------------------------------------------------------------------------------------------------------------------
     TOTAL                  $ 732           $ 766           $ 795           $ 833           $ 880             20%            6%
--------------------------------------------------------------------------------------------------------------------------------

[1]   The  difference   between   written   premiums  and  earned   premiums  is
      attributable to the change in unearned premium reserve.

                                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                               PROPERTY & CASUALTY
                                                  PERSONAL LINES
                                               UNDERWRITING RESULTS



                                                             1Q            2Q            3Q            4Q
                                                            2002          2002          2002          2002
                                                         -----------   ------------  ------------  ------------
GAAP UNDERWRITING RESULTS
       Written premiums                                       $ 726          $ 789         $ 779         $ 756
       Change in reserve                                          8             47            21           (10)
       --------------------------------------------------------------------------------------------------------
         Earned premiums                                        718            742           758           766

       Loss and loss adjustment expenses                        550            591           594           584
       Underwriting expenses                                    176            171           173           176
       Dividends to policyholders                                 -              -             -             -
       Other adjustments                                          3              4             4             4
         ------------------------------------------------------------------------------------------------------
         UNDERWRITING RESULTS                                 $ (11)         $ (24)        $ (13)        $   2
---------------------------------------------------------------------------------------------------------------

GAAP UNDERWRITING RATIOS
         LOSS RATIO EXCLUDING LOSS ADJUSTMENT EXPENSES         65.0           67.5          67.0          64.8
       --------------------------------------------------------------------------------------------------------

       Loss adjustment expenses                                11.8           12.2          11.1          11.4
       Expenses                                                24.4           23.0          23.0          22.9
       --------------------------------------------------------------------------------------------------------
         EXPENSE RATIO INCLUDING LOSS ADJUSTMENT EXPENSES      36.2           35.2          34.1          34.3
       --------------------------------------------------------------------------------------------------------

       Policyholder dividends                                     -              -             -             -
       --------------------------------------------------------------------------------------------------------

         COMBINED RATIO                                       101.2          102.7         101.1          99.2
---------------------------------------------------------------------------------------------------------------

       Catastrophe ratio                                        2.2            4.8           1.9           1.0
---------------------------------------------------------------------------------------------------------------

GAAP COMBINED RATIO
        Automobile                                            103.6          102.9         101.2         104.6
        Homeowners                                             92.5          102.0         100.7          80.6
       --------------------------------------------------------------------------------------------------------
         TOTAL                                                101.2          102.7         101.1          99.2
---------------------------------------------------------------------------------------------------------------


                                                                          YEAR OVER
                                                                             YEAR         SEQUENTIAL
                                                               1Q           QUARTER        QUARTER
                                                              2003          CHANGE          CHANGE
                                                           ------------   ------------   -------------
GAAP UNDERWRITING RESULTS
       Written premiums                                          $ 770             6%              2%
       Change in reserve                                            (2)            NM             80%
       -----------------------------------------------------------------------------------------------
         Earned premiums                                           772             8%              1%

       Loss and loss adjustment expenses                           540            (2%)            (8%)
       Underwriting expenses                                       176              -               -
       Dividends to policyholders                                    -              -               -
       Other adjustments                                             4            33%               -
         ---------------------------------------------------------------------------------------------
         UNDERWRITING RESULTS                                    $  52             NM              NM
------------------------------------------------------------------------------------------------------

GAAP UNDERWRITING RATIOS
         LOSS RATIO EXCLUDING LOSS ADJUSTMENT EXPENSES            58.4            6.6             6.4
       -----------------------------------------------------------------------------------------------

       Loss adjustment expenses                                   11.3            0.5             0.1
       Expenses                                                   23.0            1.4            (0.1)
       -----------------------------------------------------------------------------------------------
         EXPENSE RATIO INCLUDING LOSS ADJUSTMENT EXPENSES         34.2            2.0             0.1
       -----------------------------------------------------------------------------------------------

       Policyholder dividends                                        -              -               -
       -----------------------------------------------------------------------------------------------

         COMBINED RATIO                                           92.7            8.5             6.5
------------------------------------------------------------------------------------------------------

       Catastrophe ratio                                           1.4            0.8            (0.4)
------------------------------------------------------------------------------------------------------

GAAP COMBINED RATIO
        Automobile                                                96.1            7.5             8.5
        Homeowners                                                80.8           11.7            (0.2)
       -----------------------------------------------------------------------------------------------
         TOTAL                                                    92.7            8.5             6.5
------------------------------------------------------------------------------------------------------

                                           THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                       PROPERTY & CASUALTY
                                                         PERSONAL LINES
                                                   WRITTEN AND EARNED PREMIUMS


                                                                                                YEAR OVER
                                                                                                   YEAR           SEQUENTIAL
                                   1Q           2Q           3Q          4Q           1Q         QUARTER           QUARTER
                                  2002         2002         2002        2002         2003         CHANGE            CHANGE
                               ---------    ---------   ----------   ---------    ---------   ---------------   ---------------
BUSINESS UNIT
       WRITTEN PREMIUMS [1]
       AARP                      $ 427        $ 494        $ 479       $ 455        $ 475            11%                4%
       Other Affinity               49           45           43          42           42           (14%)              -
       Agency                      250          250          257         259          253             1%               (2%)
       --------------------------------------------------------------------------------------------------------------------
          TOTAL                  $ 726        $ 789        $ 779       $ 756        $ 770             6%                2%

       EARNED PREMIUMS [1]
       AARP                      $ 413        $ 431        $ 446       $ 457        $ 466            13%                2%
       Other Affinity               50           49           48          45           44           (12%)              (2%)
       Agency                      255          262          264         264          262             3%               (1%)
       --------------------------------------------------------------------------------------------------------------------
          TOTAL                  $ 718        $ 742        $ 758       $ 766        $ 772             8%                1%
---------------------------------------------------------------------------------------------------------------------------

PRODUCT LINE
       WRITTEN PREMIUMS [1]
       Automobile                $ 583        $ 604        $ 587       $ 578        $ 609             4%                5%
       Homeowners                  143          185          192         178          161            13%              (10%)
       --------------------------------------------------------------------------------------------------------------------
          TOTAL                  $ 726        $ 789        $ 779       $ 756        $ 770             6%                2%

       EARNED PREMIUMS [1]
       Automobile                $ 563        $ 578        $ 591       $ 594        $ 598             6%                1%
       Homeowners                  155          164          167         172          174            12%                1%
       --------------------------------------------------------------------------------------------------------------------
          TOTAL                  $ 718        $ 742        $ 758       $ 766        $ 772             8%                1%
---------------------------------------------------------------------------------------------------------------------------

[1]   The  difference   between   written   premiums  and  earned   premiums  is
      attributable to the change in unearned premium reserve.

                                 THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                             PROPERTY & CASUALTY
                                            SPECIALTY COMMERCIAL
                                            UNDERWRITING RESULTS

                                                             1Q           2Q           3Q           4Q
                                                            2002         2002         2002         2002
                                                         -----------  -----------  -----------  -----------
GAAP UNDERWRITING RESULTS
      Written premiums                                      $ 300        $ 345        $ 383        $ 334
      Change in reserve                                        62           70           26          (18)
      -----------------------------------------------------------------------------------------------------
         Earned premiums                                      238          275          357          352

      Loss and loss adjustment expenses                       168          182          247          252
      Underwriting expenses                                    76           78          102          102
      Dividends to policyholders                                2            2            1            4
      Other adjustments                                         2            5            4           18
         --------------------------------------------------------------------------------------------------
         UNDERWRITING RESULTS                               $ (10)       $   8        $   3        $ (24)
-----------------------------------------------------------------------------------------------------------

GAAP UNDERWRITING RATIOS
         LOSS RATIO EXCLUDING LOSS ADJUSTMENT EXPENSES       55.6         54.7         57.8         61.0
      -----------------------------------------------------------------------------------------------------

      Loss adjustment expenses                               14.0         12.2         11.4         10.4
      Expenses                                               32.5         28.4         28.1         29.1
      -----------------------------------------------------------------------------------------------------
         EXPENSE RATIO INCLUDING LOSS ADJUSTMENT EXPENSES    46.5         40.6         39.6         39.5
      -----------------------------------------------------------------------------------------------------

      Policyholder dividends                                  0.7          0.6          0.5          1.0
      -----------------------------------------------------------------------------------------------------

         COMBINED RATIO                                     102.8         96.0         97.8        101.5
-----------------------------------------------------------------------------------------------------------

      Catastrophe ratio                                         -          0.3          0.5          1.0
-----------------------------------------------------------------------------------------------------------

                                                                         YEAR OVER
                                                                            YEAR       SEQUENTIAL
                                                               1Q          QUARTER       QUARTER
                                                              2003         CHANGE        CHANGE
                                                            ----------   ------------  ------------
GAAP UNDERWRITING RESULTS
      Written premiums                                        $ 406            35%           22%
      Change in reserve                                          51           (18%)           NM
      -------------------------------------------------------------------------------------------
         Earned premiums                                        355            49%            1%

      Loss and loss adjustment expenses                         265            58%            5%
      Underwriting expenses                                      82             8%          (20%)
      Dividends to policyholders                                  3            50%          (25%)
      Other adjustments                                           5           150%          (72%)
         ----------------------------------------------------------------------------------------
         UNDERWRITING RESULTS                                 $   -           100%          100%
-------------------------------------------------------------------------------------------------

GAAP UNDERWRITING RATIOS
         LOSS RATIO EXCLUDING LOSS ADJUSTMENT EXPENSES         60.3           (4.7)          0.7
      -------------------------------------------------------------------------------------------

      Loss adjustment expenses                                 14.9           (0.9)         (4.5)
      Expenses                                                 22.6            9.9           6.5
      -------------------------------------------------------------------------------------------
         EXPENSE RATIO INCLUDING LOSS ADJUSTMENT EXPENSES      37.4            9.1           2.1
      -------------------------------------------------------------------------------------------

      Policyholder dividends                                    0.7              -           0.3
      -------------------------------------------------------------------------------------------

         COMBINED RATIO                                        98.4            4.4           3.1
-------------------------------------------------------------------------------------------------

      Catastrophe ratio                                         0.9           (0.9)          0.1
-------------------------------------------------------------------------------------------------

                                           THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                       PROPERTY & CASUALTY
                                                      SPECIALTY COMMERCIAL
                                                   WRITTEN AND EARNED PREMIUMS

                                                                                               YEAR OVER
                                                                                                  YEAR            SEQUENTIAL
                                 1Q           2Q           3Q           4Q           1Q         QUARTER            QUARTER
                                2002         2002         2002         2002         2003         CHANGE             CHANGE
                             ---------    ---------    ---------   ----------   ----------   ---------------    ---------------
   WRITTEN PREMIUMS [1]
   Risk Management Division    $  65        $  70        $  58        $  42        $ 105            62%               150%
   Property                       91          105          139           70           97             7%                39%
   Casualty                       60           77           98           86           82            37%                (5%)
   Bond                           36           40           43           38           45            25%                18%
   Professional Liability         43           50           71           75           65            51%               (13%)
   Other                           5            3          (26)          23           12           140%               (48%)
   ------------------------------------------------------------------------------------------------------------------------
     TOTAL                     $ 300        $ 345        $ 383        $ 334        $ 406            35%                22%

   EARNED PREMIUMS [1]
   Risk Management Division    $  45        $  53        $  58        $  60        $  76            69%                27%
   Property                       60           73          118           95           89            48%                (6%)
   Casualty                       52           62           83           85           72            38%               (15%)
   Bond                           35           36           39           38           42            20%                11%
   Professional Liability         41           47           57           55           64            56%                16%
   Other                           5            4            2           19           12           140%               (37%)
   ------------------------------------------------------------------------------------------------------------------------
     TOTAL                     $ 238        $ 275        $ 357        $ 352        $ 355            49%                 1%
---------------------------------------------------------------------------------------------------------------------------

[1]   The  difference   between   written   premiums  and  earned   premiums  is
      attributable to the change in unearned premium reserve.

                                 THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                             PROPERTY & CASUALTY
                                                 REINSURANCE
                                            UNDERWRITING RESULTS



                                                             1Q           2Q           3Q           4Q
                                                            2002         2002         2002         2002
                                                         -----------  -----------  -----------  -----------
GAAP UNDERWRITING RESULTS
      Written premiums                                        $ 214        $ 169        $ 167        $ 153
      Change in reserve                                          43           (3)         (11)         (39)
      -----------------------------------------------------------------------------------------------------
         Earned premiums                                        171          172          178          192

      Loss and loss adjustment expenses                         131          131          132          175
      Underwriting expenses                                      44           50           50           56
      Dividends to policyholders                                  -            -            -            -
      Other adjustments                                           -            -            -            3
         --------------------------------------------------------------------------------------------------
         UNDERWRITING RESULTS                                 $  (4)       $  (9)       $  (4)       $ (42)
-----------------------------------------------------------------------------------------------------------

GAAP UNDERWRITING RATIOS
         LOSS RATIO EXCLUDING LOSS ADJUSTMENT EXPENSES         72.3         72.5         68.3         85.5
      -----------------------------------------------------------------------------------------------------

      Loss adjustment expenses                                  5.0          2.8          6.2          5.6
      Expenses                                                 25.1         29.7         27.6         29.5
      -----------------------------------------------------------------------------------------------------
         EXPENSE RATIO INCLUDING LOSS ADJUSTMENT EXPENSES      30.1         32.5         33.8         35.1
      -----------------------------------------------------------------------------------------------------

      Policyholder dividends                                      -            -            -            -
      -----------------------------------------------------------------------------------------------------

         COMBINED RATIO                                       102.4        105.0        102.2        120.6
-----------------------------------------------------------------------------------------------------------

      Catastrophe ratio                                        (0.5)         1.3          1.2          0.7
-----------------------------------------------------------------------------------------------------------

                                                                         YEAR OVER
                                                                            YEAR       SEQUENTIAL
                                                               1Q         QUARTER        QUARTER
                                                              2003         CHANGE        CHANGE
                                                           -----------   -----------   ------------
GAAP UNDERWRITING RESULTS
      Written premiums                                          $ 274           28%            79%
      Change in reserve                                           123          186%             NM
      ---------------------------------------------------------------------------------------------
         Earned premiums                                          151          (12%)          (21%)

      Loss and loss adjustment expenses                           129           (2%)          (26%)
      Underwriting expenses                                        40           (9%)          (29%)
      Dividends to policyholders                                    -             -              -
      Other adjustments                                             1             -           (67%)
         ------------------------------------------------------------------------------------------
         UNDERWRITING RESULTS                                   $ (19)           NM            55%
---------------------------------------------------------------------------------------------------

GAAP UNDERWRITING RATIOS
         LOSS RATIO EXCLUDING LOSS ADJUSTMENT EXPENSES           80.5          (8.2)           5.0
      ---------------------------------------------------------------------------------------------

      Loss adjustment expenses                                    5.6          (0.6)             -
      Expenses                                                   26.4          (1.3)           3.1
      ---------------------------------------------------------------------------------------------
         EXPENSE RATIO INCLUDING LOSS ADJUSTMENT EXPENSES        32.0          (1.9)           3.1
      ---------------------------------------------------------------------------------------------

      Policyholder dividends                                        -             -              -
      ---------------------------------------------------------------------------------------------

         COMBINED RATIO                                         112.5         (10.1)           8.1
---------------------------------------------------------------------------------------------------

      Catastrophe ratio                                           1.5          (2.0)          (0.8)
---------------------------------------------------------------------------------------------------

                                             THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                         PROPERTY & CASUALTY
                                                             REINSURANCE
                                                     WRITTEN AND EARNED PREMIUMS


                                                                                                      YEAR OVER
                                                                                                        YEAR           SEQUENTIAL
                                        1Q           2Q           3Q           4Q           1Q         QUARTER          QUARTER
                                       2002         2002         2002         2002         2003        CHANGE            CHANGE
                                    ---------    ---------    ---------    ---------    ---------   --------------   ------------
   WRITTEN PREMIUMS [1]
   Traditional Reinsurance            $ 149       $ 157        $ 162        $ 150         $ 240           61%               60%
   Alternative Risk Transfer (ART)       65          12            5            3            34          (48%)               NM
   -----------------------------------------------------------------------------------------------------------------------------
     TOTAL                            $ 214       $ 169        $ 167        $ 153         $ 274           28%               79%

   EARNED PREMIUMS [1]
   Traditional Reinsurance            $ 145       $ 150        $ 155        $ 171         $ 135           (7%)             (21%)
   Alternative Risk Transfer (ART)       26          22           23           21            16          (38%)             (24%)
   -----------------------------------------------------------------------------------------------------------------------------
     TOTAL                            $ 171       $ 172        $ 178        $ 192         $ 151          (12%)             (21%)
--------------------------------------------------------------------------------------------------------------------------------

[1]   The  difference   between   written   premiums  and  earned   premiums  is
      attributable to the change in unearned premium reserve.

                                          THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                     PROPERTY & CASUALTY
                                       STATISTICAL PREMIUM INFORMATION (YEAR OVER YEAR)



                                                 1Q              2Q               3Q              4Q               1Q
                                                2002            2002             2002            2002             2003
                                            -------------   --------------   --------------  --------------   --------------
WRITTEN PRICE INCREASES
     Business Insurance                          15%              18%              18%             16%              13%
     Personal Lines Automobile                    6%               7%               9%             11%              10%
     Personal Lines Homeowners                    9%              12%              14%             17%              14%

PREMIUM RETENTION
     Business Insurance                          88%              87%              90%             89%              90%
     Personal Lines Automobile                   88%              86%              88%             91%              90%
     Personal Lines Homeowners                   97%              98%             100%            101%             103%

NEW BUSINESS % TO NET WRITTEN PREMIUM
     Business Insurance                          26%              26%              27%             26%              26%
     Personal Lines Automobile                   21%              17%              15%             13%              13%
     Personal Lines Homeowners                   11%              11%              11%             10%               8%


                                    THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                PROPERTY & CASUALTY
                           STATUTORY SURPLUS TO GAAP STOCKHOLDERS' EQUITY RECONCILIATION
                                              AS OF DECEMBER 31, 2002





   Statutory Capital and Surplus                                                                           $ 4,871
   GAAP Adjustments
       Investment in subsidiaries/Capital contributions                                                     (1,543)
       Non-admitted assets/Statutory reserves                                                                1,398
       Deferred policy acquisition costs                                                                       930
       Unrealized gains on investments, net of impairments                                                     673
       Deferred taxes                                                                                         (138)
       Benefit reserves                                                                                       (194)
       Consolidation/Corporate eliminations                                                                   (785)
       Other, net                                                                                             (242)
-------------------------------------------------------------------------------------------------------------------
   GAAP Stockholders' Equity                                                                               $ 4,970
-------------------------------------------------------------------------------------------------------------------

                                    THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                PROPERTY & CASUALTY
                                                 OPERATING RESULTS
                                                  OTHER OPERATIONS


                                                                   1Q           2Q            3Q           4Q
                                                                  2002         2002          2002         2002
                                                               -----------   ----------   -----------  -----------
GAAP UNDERWRITING RESULTS
      Written premiums                                               $ 18         $ 21           $ 9          $ 9
      Change in reserve                                                 -            -           (10)          (2)
      ------------------------------------------------------------------------------------------------------------
         Earned premiums                                               18           21            19           11

      Loss and loss adjustment expenses                                43           51            43           34
      Underwriting expenses                                            15           17            18           12
      Dividends to policyholders                                        -            -             -            -
      Other adjustments                                                 -            -             -            -
      ------------------------------------------------------------------------------------------------------------
         UNDERWRITING RESULTS                                         (40)         (47)          (42)         (35)

      Net investment income                                            37           37            37           36
      Net realized capital gains (losses)                               1          (18)          (14)           4
      Other income (expenses)                                           4           11             7            3
      ------------------------------------------------------------------------------------------------------------

            INCOME (LOSS) BEFORE INCOME TAXES                           2          (17)          (12)           8

      Income tax expense (benefit)                                      1           (6)           (3)           2
      ------------------------------------------------------------------------------------------------------------

            NET INCOME (LOSS)                                           1          (11)           (9)           6

      Less:  Net realized capital gains (losses), after-tax             1          (12)          (10)           4
      ------------------------------------------------------------------------------------------------------------

            OPERATING INCOME (LOSS)                                   $ -          $ 1           $ 1          $ 2
------------------------------------------------------------------------------------------------------------------

                                                                               YEAR OVER
                                                                                 YEAR       SEQUENTIAL
                                                                     1Q         QUARTER       QUARTER
                                                                    2003        CHANGE        CHANGE
                                                                 -----------  ------------  ------------
GAAP UNDERWRITING RESULTS
      Written premiums                                                  $ 7          (61%)         (22%)
      Change in reserve                                                  (1)           -            50%
      --------------------------------------------------------------------------------------------------
         Earned premiums                                                  8          (56%)         (27%)

      Loss and loss adjustment expenses                               2,629           NM            NM
      Underwriting expenses                                              12          (20%)           -
      Dividends to policyholders                                          -            -             -
      Other adjustments                                                   -            -             -
      --------------------------------------------------------------------------------------------------
         UNDERWRITING RESULTS                                        (2,633)          NM            NM

      Net investment income                                              42           14%           17%
      Net realized capital gains (losses)                                10           NM            150%
      Other income (expenses)                                             5           25%           67%
      --------------------------------------------------------------------------------------------------
                                                                                       -             -
            INCOME (LOSS) BEFORE INCOME TAXES                        (2,576)          NM            NM

      Income tax expense (benefit)                                     (895)          NM            NM
      --------------------------------------------------------------------------------------------------

            NET INCOME (LOSS)                                        (1,681)          NM            NM

      Less:  Net realized capital gains (losses), after-tax               6           NM            50%
      --------------------------------------------------------------------------------------------------

            OPERATING INCOME (LOSS)                                 $(1,687)          NM            NM
--------------------------------------------------------------------------------------------------------

                                          THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                      PROPERTY & CASUALTY
                                    OTHER OPERATIONS CLAIMS AND CLAIMS ADJUSTMENT EXPENSES


                                                        FOR THE FIRST QUARTER ENDED MARCH 31, 2003
                                               ------------------------------------------------------------------------------
                                                ASBESTOS                 ENVIRONMENTAL       ALL OTHER [1]          TOTAL
                                               ------------         -------------------     ----------------     ------------

Beginning liability - net                          $ 1,118                       $ 591              $ 1,250          $ 2,959
Claims and claim adjustment expenses incurred        2,604                           1                   25            2,630
Claims and claim adjustment expenses paid               37                          33                   30              100
-----------------------------------------------------------------------------------------------------------------------------
ENDING LIABILITY - NET [2] [3]                     $ 3,685 [4]                   $ 559              $ 1,245          $ 5,489
-----------------------------------------------------------------------------------------------------------------------------

[1]   Includes unallocated loss adjustment expense reserves.
[2] Ending liabilities include asbestos and environmental reserves reported in North American Property & Casualty of $14 and $9, respectively, as of March 31, 2003 and of $14 and $10, respectively, as of December 31, 2002.
[3] Gross of reinsurance, asbestos and environmental reserves were $5,902 and $635, respectively, as of March 31, 2003 and $1,994 and $682, respectively, as of December 31, 2002.
[4] As of March 31, 2003, the one year and average three year net paid amounts for asbestos claims are $149 and $99, respectively, resulting in one year and three year net survival ratios of 24.7 and 37.2 years, respectively.

                                             THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                         PROPERTY & CASUALTY
                                                 SUMMARY OF GROSS ASBESTOS RESERVES


                                                                   FOR THE FIRST QUARTER ENDED MARCH 31, 2003
                                                             ----------------------------------------------------------------------
                                                                                                            % OF
                                                              NUMBER OF     ALL TIME          TOTAL        ASBESTOS     ALL TIME
                                                              ACCOUNTS         PAID          RESERVES      RESERVES     ULTIMATE
                                                             ------------   -----------    ----------------------------------------

Major asbestos defendants
      Structured settlements (includes 2 Wellington accounts)          5         $ 203          $ 289            5%          $ 492
      Wellington (direct only)                                        31           612            316            5%            928
      Other major asbestos defendants                                 29           150            449            8%            599
      No known policies (includes 3 Wellington accounts)               5             -              -             -              -
Accounts with future exposure > $2.5                                 127           288          1,474           25%          1,762
Accounts with future exposure < $2.5                                 826           292            124            2%            416
Unallocated IBNR                                                       -             -          1,810           30%          1,810
-----------------------------------------------------------------------------------------------------------------------------------
      Total direct [3]                                                           1,545          4,462           75%          6,007

Assumed reinsurance                                                                506            907           15%          1,413
London market                                                                      333            596           10%            929
-----------------------------------------------------------------------------------------------------------------------------------
      Subtotal [3]                                                               2,384          5,965          100%          8,349
First quarter 2003 payments                                                         63            (63)                           -
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL GROSS ASBESTOS RESERVES                                                   $2,447         $5,902                       $8,349
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                     3 YEAR GROSS
                                                                     3 YEAR TOTAL      SURVIVAL
                                                                     PAID LOSSES     RATIO [1] [2]
                                                                   --------------------------------
                                                                                      (IN YEARS)
Major asbestos defendants
      Structured settlements (includes 2 Wellington accounts)               $ 86              10.1
      Wellington (direct only)                                               250               3.8
      Other major asbestos defendants                                         41              32.5
      No known policies (includes 3 Wellington accounts)                       -                 -
Accounts with future exposure > $2.5                                         104              42.7
Accounts with future exposure < $2.5                                          18              20.3
Unallocated IBNR                                                               -                 -
---------------------------------------------------------------------------------------------------
      Total direct [3]                                                       567              23.6

Assumed reinsurance                                                          140              19.4
London market                                                                 75              23.8
---------------------------------------------------------------------------------------------------
      Subtotal [3]                                                         $ 782              22.9
First quarter 2003 payments
---------------------------------------------------------------------------------------------------
TOTAL GROSS ASBESTOS RESERVES
---------------------------------------------------------------------------------------------------

[1] Survival ratio provides an estimate of the number of years that reserves would be available at the current average claim payment rate. This is a gross three year survival ratio calculated by dividing gross reserves by the average three year paid losses.
[2] The one year gross paid amount for total asbestos claims is $308 resulting in a one year gross survival ratio of 19.2 years.
[3] Three year total paid losses include payments of $68 on closed claims (not presented by category).

---------------------------------------------------------------------------------------------------------
RECONCILIATION OF GROSS ASBESTOS RESERVE FOR CEDED REINSURANCE

      Total gross asbestos reserves                                                              $5,902
      Original ceded reinsurance                                                                 (4,155)
                                                                                             -----------
      ORIGINAL NET                                                                                1,747
      Add:  Known settlements, commutations and known insolvencies                                1,649
               Provision for future unrecoverable reinsurance                                       289
                                                                                             -----------
      TOTAL ENDING NET ASBESTOS RESERVES                                                         $3,685
---------------------------------------------------------------------------------------------------------

                                             THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                         PROPERTY & CASUALTY
                                     PAID AND INCURRED LOSS AND LOSS ADJUSTMENT EXPENSE ("LAE")
                                              DEVELOPMENT - ASBESTOS AND ENVIRONMENTAL



                                                           FOR THE FIRST QUARTER ENDED MARCH 31, 2003
                                                   --------------------------------------------------------------------------------
                                                                ASBESTOS                                  ENVIRONMENTAL
                                                   -------------------------------------      -------------------------------------
                                                         PAID              INCURRED                 PAID              INCURRED
                                                      LOSS & LAE          LOSS & LAE             LOSS & LAE          LOSS & LAE
                                                   -----------------   -----------------      -----------------   -----------------
Gross
     Direct                                                    $ 55             $ 3,068                   $ 43                 $ 1
     Assumed - Domestic                                           3                 541                      3                   -
     London Market                                                5                 363                      2                   -
-----------------------------------------------------------------------------------------------------------------------------------
         Total                                                   63               3,972                     48                   1
Ceded                                                           (26)             (1,368)                   (15)                  -
-----------------------------------------------------------------------------------------------------------------------------------
NET                                                            $ 37             $ 2,604                   $ 33                 $ 1
-----------------------------------------------------------------------------------------------------------------------------------

                                             THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                         PROPERTY & CASUALTY
                                   UNPAID CLAIMS AND CLAIM ADJUSTMENT EXPENSE RESERVE ROLLFORWARD


                                                                            YEAR TO DATE ENDED MARCH 31, 2003
                                           ----------------------------------------------------------------------------------------
                                            BUSINESS      PERSONAL    SPECIALTY                                OTHER        TOTAL
                                            INSURANCE      LINES     COMMERCIAL   REINSURANCE     NAPC     OPERATIONS       P&C
                                           -----------  ----------- ------------  ------------ ----------  ------------ -----------
LIABILITIES FOR UNPAID CLAIMS AND CLAIM
      ADJUSTMENT EXPENSES - GROSS           $ 4,744      $ 1,692      $ 4,957       $ 1,614    $ 13,007     $ 4,084     $ 17,091
Reinsurance and other recoverables              366           49        1,998           388       2,801       1,149        3,950
---------------------------------------------------------------------------------------------------------------------------------

LIABILITIES FOR UNPAID CLAIMS AND CLAIM
      ADJUSTMENT EXPENSES - NET               4,378        1,643        2,959         1,226      10,206       2,935       13,141

Add:  Provision for unpaid claims and
      claim adjustment expenses                 598          540          265           129       1,532       2,629        4,161

Less: Payments                                  442          531          209           111       1,293          98        1,391
---------------------------------------------------------------------------------------------------------------------------------

LIABILITIES FOR UNPAID CLAIMS AND CLAIM
      ADJUSTMENT EXPENSES - NET               4,534        1,652        3,015         1,244      10,445       5,466       15,911
Reinsurance and other recoverables              388           48        2,007           373       2,816       2,485        5,301
---------------------------------------------------------------------------------------------------------------------------------

LIABILITIES FOR UNPAID CLAIMS AND CLAIM
      ADJUSTMENT EXPENSES - GROSS           $ 4,922      $ 1,700      $ 5,022       $ 1,617    $ 13,261     $ 7,951     $ 21,212
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
Earned premiums                               $ 880        $ 772        $ 355         $ 151     $ 2,158         $ 8      $ 2,166
GAAP combined ratio                            99.2         92.7         98.4         112.5        97.7
Loss and loss expense paid ratio               50.2         68.6         59.1          74.6        59.9
Loss and loss expense incurred ratio           67.9         69.7         75.1          86.1        71.0
Catastrophe ratio                               4.6          1.4          0.9           1.5         2.6
Prior accident year development (pts.) [1]        -            -            -          23.2         1.6
---------------------------------------------------------------------------------------------------------------------------------

[1]   Reinsurance excludes prior accident year premium adjustment of $(10).

                                             THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                         PROPERTY & CASUALTY
                                                  REINSURANCE RECOVERABLE ANALYSIS


                                                                 March 31,            December 31,
                                                                   2003                  2002
                                                              ---------------       ----------------
GROSS REINSURANCE RECOVERABLES [1]
     Paid Loss and Loss Adjustment Expense                           $   542                $   512
     Unpaid Loss and Loss Adjustment Expense                           5,554                  3,930
     -----------------------------------------------------------------------------------------------
     Subtotal Gross Reinsurance Recoverables                           6,096                  4,442

     Less: Allowance for Uncollectable Reinsurance                      (461)                  (211)
     -----------------------------------------------------------------------------------------------

NET PROPERTY & CASUALTY REINSURANCE RECOVERABLES                     $ 5,635                $ 4,231
-----------------------------------------------------------------------------------------------------------------------------------


                                                                                                         % of         % of Rated
DISTRIBUTION OF NET RECOVERABLES                                                        Amount           Total        Companies
                                                                                    -----------------------------------------------

Net Property & Casualty Reinsurance Recoverables                                            $ 4,231

     Less: Mandatory (Assigned Risk) Pools                                                     (494)
     -----------------------------------------------------------------------------------------------

NET PROPERTY & CASUALTY REINSURANCE RECOVERABLE EXCLUDING MANDATORY POOLS                   $ 3,737
----------------------------------------------------------------------------------------------------

     Rated A- (Excellent) or better by A.M. Best [2]                                        $ 2,454           65.7%          91.1%
     Other Rated by A.M. Best  [3]                                                              239            6.4%           8.9%
     ------------------------------------------------------------------------------------------------------------------------------
     Total Rated Companies                                                                    2,693           72.1%         100.0%

     Equitas Reinsurance Limited                                                                322            8.6%
     Voluntary Pools                                                                            225            6.0%
     Captives                                                                                    48            1.3%
     Other Not Rated Companies  [3]                                                             449           12.0%
     ---------------------------------------------------------------------------------------------------------------
     Total                                                                                  $ 3,737          100.0%
--------------------------------------------------------------------------------------------------------------------

[1]   Net of commutations, settlements and known insolvencies.
[2]   Based on A.M. Best ratings as of 12/31/02.
[3]   No single company is greater than 1% of total.

                                THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                            PROPERTY & CASUALTY
                                       CONSOLIDATED INCOME STATEMENTS


                                                            1Q           2Q           3Q           4Q
                                                           2002         2002         2002         2002
                                                        -----------  -----------  -----------  -----------

Earned premiums                                            $ 1,877      $ 1,976      $ 2,107      $ 2,154
Net investment income                                          254          271          262          288
Other revenues                                                  81           88           88           99
Net realized capital gains (losses)                              8          (46)         (42)          (3)
----------------------------------------------------------------------------------------------------------
    TOTAL REVENUES                                           2,220        2,289        2,415        2,538

Benefits, claims and claim adjustment expenses [1]           1,358        1,452        1,505        1,555
Amortization of deferred policy acquisition costs              403          402          405          403
Insurance operating costs and expenses                         177          202          232          268
Other expenses                                                 126          134          152          147
----------------------------------------------------------------------------------------------------------
    TOTAL BENEFITS AND EXPENSES                              2,064        2,190        2,294        2,373


        INCOME (LOSS) BEFORE INCOME TAXES                      156           99          121          165

Income tax expense (benefit)                                    28            9           11           24
----------------------------------------------------------------------------------------------------------

        NET INCOME (LOSS) [2]                                  128           90          110          141

Less:  Net realized capital losses, after-tax                    6          (30)         (29)          (1)
----------------------------------------------------------------------------------------------------------

        OPERATING INCOME (LOSS) [2]                          $ 122        $ 120        $ 139        $ 142

    P&C effective tax rate - net income (loss)               18.1%         9.1%         7.6%        15.0%
    P&C effective tax rate - operating income (loss)         17.2%        17.2%        15.1%        15.1%
----------------------------------------------------------------------------------------------------------

                                                                         YEAR OVER
                                                                          YEAR        SEQUENTIAL
                                                              1Q         QUARTER       QUARTER
                                                             2003        CHANGE         CHANGE
                                                          -----------  ------------   -----------

Earned premiums                                              $ 2,166           15%            1%
Net investment income                                            285           12%           (1%)
Other revenues                                                    95           17%           (4%)
Net realized capital gains (losses)                               (5)          NM           (67%)
-------------------------------------------------------------------------------------------------
    TOTAL REVENUES                                             2,541           14%             -

Benefits, claims and claim adjustment expenses [1]             4,161           NM           168%
Amortization of deferred policy acquisition costs                401            -              -
Insurance operating costs and expenses                           216           22%          (19%)
Other expenses                                                   132            5%          (10%)
-------------------------------------------------------------------------------------------------
    TOTAL BENEFITS AND EXPENSES                                4,910          138%          107%


        INCOME (LOSS) BEFORE INCOME TAXES                     (2,369)          NM            NM

Income tax expense (benefit)                                    (856)          NM            NM
-------------------------------------------------------------------------------------------------

        NET INCOME (LOSS) [2]                                 (1,513)          NM            NM

Less:  Net realized capital losses, after-tax                     (3)          NM            NM
-------------------------------------------------------------------------------------------------

        OPERATING INCOME (LOSS) [2]                          $(1,510)          NM            NM

    P&C effective tax rate - net income (loss)                    NM           NM            NM
    P&C effective tax rate - operating income (loss)              NM           NM            NM
-------------------------------------------------------------------------------------------------

[1]   2003  includes  before-tax  impact of 2003  asbestos  reserve  addition of
      $2,604.
[2]   2003 includes after-tax impact of 2003 asbestos reserve addition of $1,701.

                                     THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                 PROPERTY & CASUALTY
                                             CONSOLIDATED BALANCE SHEETS



                                                                    1Q            2Q           3Q            4Q
                                                                   2002          2002         2002          2002
                                                                -----------   -----------  -----------   -----------
Investments
     Fixed maturities, available for sale, at fair value           $16,786       $17,433      $18,899       $19,446
     Equity securities, available for sale, at fair value              897           738          611           459
     Other investments                                                 770           763          692           668
---------------------------------------------------------------------------------------------------------------------
         Total investments                                          18,453        18,934       20,202        20,573

Cash and cash equivalents                                              209           201          219           198
Premiums receivable and agents' balances                             2,636         2,751        2,715         2,403
Reinsurance recoverables                                             4,469         4,461        4,345         4,231
Deferred policy acquisition costs and present
     value of future profits                                           887           920          948           930
Deferred income tax                                                    739           655          622           610
Goodwill                                                               154           154          154           153
Other assets                                                         1,833         1,859        1,770         2,031
---------------------------------------------------------------------------------------------------------------------

         TOTAL ASSETS                                              $29,380       $29,935      $30,975       $31,129
---------------------------------------------------------------------------------------------------------------------

Future policy benefits, unpaid claims and
     claim adjustment expenses                                     $17,039       $17,064      $17,067       $17,091
Unearned premiums                                                    3,600         3,792        3,925         3,942
Debt                                                                 1,014         1,014        1,164         1,164
Trust preferred securities                                             981           984        1,016         1,023
Other liabilities                                                    2,637         2,729        2,993         2,939
---------------------------------------------------------------------------------------------------------------------

         TOTAL LIABILITIES                                          25,271        25,583       26,165        26,159
---------------------------------------------------------------------------------------------------------------------

Equity x-AOCI, net of tax                                            3,884         3,961        4,172         4,262
AOCI, net of tax                                                       225           391          638           708
---------------------------------------------------------------------------------------------------------------------

         TOTAL STOCKHOLDERS' EQUITY                                  4,109         4,352        4,810         4,970
---------------------------------------------------------------------------------------------------------------------

         TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                $29,380       $29,935      $30,975       $31,129

---------------------------------------------------------------------------------------------------------------------

     Hartford Fire NAIC RBC                                                                                    390%


                                                                                YEAR OVER
                                                                                   YEAR       SEQUENTIAL
                                                                      1Q         QUARTER        QUARTER
                                                                     2003         CHANGE        CHANGE
                                                                  -----------  -------------  ------------
Investments
     Fixed maturities, available for sale, at fair value             $20,384            21%            5%
     Equity securities, available for sale, at fair value                209           (77%)         (54%)
     Other investments                                                   636           (17%)          (5%)
----------------------------------------------------------------------------------------------------------
         Total investments                                            21,229            15%            3%

Cash and cash equivalents                                                366            75%           85%
Premiums receivable and agents' balances                               2,521            (4%)           5%
Reinsurance recoverables                                               5,635            26%           33%
Deferred policy acquisition costs and present
     value of future profits                                             994            12%            7%
Deferred income tax                                                    1,408            91%          131%
Goodwill                                                                 153            (1%)           -
Other assets                                                           2,167            18%            7%
----------------------------------------------------------------------------------------------------------

         TOTAL ASSETS                                                $34,473            17%           11%
----------------------------------------------------------------------------------------------------------

Future policy benefits, unpaid claims and
     claim adjustment expenses                                       $21,212            24%           24%
Unearned premiums                                                      4,246            18%            8%
Debt                                                                   1,164            15%            -
Trust preferred securities                                             1,024             4%             -
Other liabilities                                                      3,383            28%           15%
----------------------------------------------------------------------------------------------------------

         TOTAL LIABILITIES                                            31,029            23%           19%
----------------------------------------------------------------------------------------------------------

Equity x-AOCI, net of tax                                              2,663           (31%)         (38%)
AOCI, net of tax                                                         781             NM           10%
----------------------------------------------------------------------------------------------------------

         TOTAL STOCKHOLDERS' EQUITY                                    3,444           (16%)         (31%)
----------------------------------------------------------------------------------------------------------

         TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                  $34,473            17%           11%

----------------------------------------------------------------------------------------------------------

                                   INVESTMENTS

                             THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                            CONSOLIDATED
                                           GENERAL ACCOUNT
                                   INVESTMENT EARNINGS BEFORE-TAX




                                           1Q              2Q             3Q             4Q
Net Investment Income                     2002            2002           2002           2002
                                       ------------   -------------  -------------   ------------
Fixed maturities [1]
  Taxable                                    $ 460           $ 482          $ 513          $ 532
  Tax-exempt                                   129             130            132            132
--------------------------------------------------------------------------------------------------
Total fixed maturities                         589             612            645            664
Equities                                        10               9              8              9
Mortgage loans                                   8               6              7             10
Real estate                                      -               1              1              -
Policy loans                                    67              68             61             58
Other                                           43              40             17             63
--------------------------------------------------------------------------------------------------
Subtotal                                       717             736            739            804
Less investment expense                         11              10             10             12
--------------------------------------------------------------------------------------------------
TOTAL NET INVESTMENT INCOME                  $ 706           $ 726          $ 729          $ 792
--------------------------------------------------------------------------------------------------

AVERAGE PRE-TAX YIELD                         6.1%
AVERAGE AFTER-TAX YIELD                       4.3%

NET REALIZED CAPITAL GAIN/LOSS
Fixed Maturities                             $ (26)         $ (181)        $ (143)         $ (27)
Equities                                        21               -            (18)           (45)
Mortgage loans                                   -               -              -              -
Real estate                                      -               -              3             (1)
Policy loans                                     -               -              -              -
Other, net                                      (2)             15             (2)             6
--------------------------------------------------------------------------------------------------
TOTAL NET REALIZED CAPITAL GAIN/(LOSS)        $ (7)          $(166)         $(160)         $ (67)
--------------------------------------------------------------------------------------------------

Gross gains on sale
Gross losses on sale
Other net gain/(loss)[2]
Impairments                                  $ (42)         $ (236)        $ (175)        $ (126)
--------------------------------------------------------------------------------------------------
TOTAL NET REALIZED CAPITAL GAIN/(LOSS)
--------------------------------------------------------------------------------------------------


                                                           YEAR OVER
                                                             YEAR          SEQUENTIAL
                                              1Q            QUARTER          QUARTER
Net Investment Income                        2003           CHANGE           CHANGE
                                         -------------   --------------   --------------
Fixed maturities [1]
  Taxable                                       $ 538              17%               1%
  Tax-exempt                                      133               3%               1%
----------------------------------------------------------------------------------------
Total fixed maturities                            671              14%               1%
Equities                                            8             (20%)            (11%)
Mortgage loans                                      9              13%             (10%)
Real estate                                         1               NM               NM
Policy loans                                       58             (13%)               -
Other                                              60              40%              (5%)
----------------------------------------------------------------------------------------
Subtotal                                          807              13%                -
Less investment expense                            11                -               8%
----------------------------------------------------------------------------------------
TOTAL NET INVESTMENT INCOME                     $ 796              13%               1%
----------------------------------------------------------------------------------------

AVERAGE PRE-TAX YIELD                            6.0%
AVERAGE AFTER-TAX YIELD                          4.2%

NET REALIZED CAPITAL GAIN/LOSS
Fixed Maturities                                 $ (9)             65%              67%
Equities                                          (49)              NM              (9%)
Mortgage loans                                      -                -                -
Real estate                                         -                -             100%
Policy loans                                        -                -                -
Other, net                                          5               NM             (17%)
----------------------------------------------------------------------------------------
TOTAL NET REALIZED CAPITAL GAIN/(LOSS)          $ (53)              NM              21%
----------------------------------------------------------------------------------------

Gross gains on sale                             $ 137
Gross losses on sale                             (107)
Other net gain/(loss)[2]                            6
Impairments                                       (89)           (112%)             29%
----------------------------------------------------------------------------------------
TOTAL NET REALIZED CAPITAL GAIN/(LOSS)          $ (53)
----------------------------------------------------------------------------------------

[1]   Includes income on short-term bonds.
[2] Primarily consists of changes in fair value and hedge ineffectiveness on derivative instruments.

                             THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                LIFE
                                           GENERAL ACCOUNT
                                   INVESTMENT EARNINGS BEFORE-TAX

                                           1Q             2Q              3Q             4Q
Net Investment Income                     2002           2002            2002           2002
                                      -------------   ------------   -------------  -------------
Fixed maturities [1]
  Taxable                                    $ 324          $ 338           $ 362          $ 370
  Tax-exempt                                    21             21              24             25
-------------------------------------------------------------------------------------------------
Total fixed maturities                         345            359             386            395
Equities                                         6              4               4              5
Mortgage loans                                   6              5               5              6
Real estate                                      -              -               -              -
Policy loans                                    67             68              61             58
Other                                           29             19              11             40
-------------------------------------------------------------------------------------------------
Subtotal                                       453            455             467            504
Less investment expense                          5              5               5              6
-------------------------------------------------------------------------------------------------
TOTAL NET INVESTMENT INCOME                  $ 448          $ 450           $ 462          $ 498
-------------------------------------------------------------------------------------------------

AVERAGE PRE-TAX YIELD                         6.3%
AVERAGE AFTER-TAX YIELD                       4.2%

NET REALIZED CAPITAL GAIN/LOSS
Fixed Maturities                              $ (9)        $ (124)          $ (93)         $ (69)
Equities                                        (3)             1             (17)            (3)
Mortgage loans                                   -              -               -              -
Real estate                                      -              -               -              -
Policy loans                                     -              -               -              -
Other, net                                      (3)             3              (8)             8
-------------------------------------------------------------------------------------------------
TOTAL NET REALIZED CAPITAL GAIN/(LOSS)       $ (15)         $(120)          $(118)         $ (64)
-------------------------------------------------------------------------------------------------

Gross gains on sale
Gross losses on sale
Other net gain/(loss)[2]
Impairments                                  $ (15)        $ (144)         $ (132)         $ (89)
-------------------------------------------------------------------------------------------------
TOTAL NET REALIZED CAPITAL GAIN/(LOSS)
-------------------------------------------------------------------------------------------------


                                                          YEAR OVER
                                                             YEAR          SEQUENTIAL
                                             1Q            QUARTER          QUARTER
Net Investment Income                       2003            CHANGE           CHANGE
                                         ------------   ---------------   -------------
Fixed maturities [1]
  Taxable                                      $ 379               17%              2%
  Tax-exempt                                      25               19%               -
---------------------------------------------------------------------------------------
Total fixed maturities                           404               17%              2%
Equities                                           5              (17%)              -
Mortgage loans                                     5              (17%)           (17%)
Real estate                                        -                 -               -
Policy loans                                      58              (13%)              -
Other                                             41               41%              3%
---------------------------------------------------------------------------------------
Subtotal                                         513               13%              2%
Less investment expense                            6              (20%)              -
---------------------------------------------------------------------------------------
TOTAL NET INVESTMENT INCOME                    $ 507               13%              2%
---------------------------------------------------------------------------------------

AVERAGE PRE-TAX YIELD                           6.1%
AVERAGE AFTER-TAX YIELD                         4.1%

NET REALIZED CAPITAL GAIN/LOSS
Fixed Maturities                               $ (31)               NM             55%
Equities                                         (26)               NM              NM
Mortgage loans                                     -                 -               -
Real estate                                        -                 -               -
Policy loans                                       -                 -               -
Other, net                                         9                NM             13%
---------------------------------------------------------------------------------------
TOTAL NET REALIZED CAPITAL GAIN/(LOSS)         $ (48)               NM             25%
---------------------------------------------------------------------------------------

Gross gains on sale                             $ 57
Gross losses on sale                             (47)
Other net gain/(loss)[2]                           9
Impairments                                      (67)               NM             25%
---------------------------------------------------------------------------------------
TOTAL NET REALIZED CAPITAL GAIN/(LOSS)         $ (48)
---------------------------------------------------------------------------------------

[1]   Includes income on short-term bonds.
[2] Primarily consists of changes in fair value and hedge ineffectiveness on derivative instruments.

                                       THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                   PROPERTY & CASUALTY
                                                     GENERAL ACCOUNT
                                             INVESTMENT EARNINGS BEFORE-TAX

                                                                1Q              2Q             3Q             4Q
NET INVESTMENT INCOME                                          2002            2002           2002           2002
                                                            ------------   -------------   ------------   ------------
Fixed maturities [1]
  Taxable                                                         $ 136           $ 144          $ 150          $ 161
  Tax-exempt                                                        108             109            108            107
-----------------------------------------------------------------------------------------------------------------------
Total fixed maturities                                              244             253            258            268
Equities                                                              4               5              4              4
Mortgage loans                                                        2               1              2              4
Real estate                                                           -               1              1              -
Policy loans                                                          -               -              -              -
Other                                                                10              16              2             18
-----------------------------------------------------------------------------------------------------------------------
Subtotal                                                            260             276            267            294
Less investment expense                                               6               5              5              6
-----------------------------------------------------------------------------------------------------------------------
TOTAL NET INVESTMENT INCOME                                       $ 254           $ 271          $ 262          $ 288
-----------------------------------------------------------------------------------------------------------------------

AVERAGE PRE-TAX YIELD                                              5.7%
AVERAGE AFTER-TAX YIELD                                            4.5%

NET REALIZED CAPITAL GAIN/LOSS
Fixed Maturities                                                  $ (17)          $ (57)         $ (50)          $ 42
Equities                                                             24              (1)            (1)           (42)
Mortgage loans                                                        -               -              -              -
Real estate                                                           -               -              3             (1)
Policy loans                                                          -               -              -              -
Other, net                                                            1              12              6             (2)
-----------------------------------------------------------------------------------------------------------------------
TOTAL NET REALIZED CAPITAL GAIN/(LOSS)                              $ 8           $ (46)         $ (42)          $ (3)
-----------------------------------------------------------------------------------------------------------------------

Gross gains on sale
Gross losses on sale
Other net gain/(loss)[2]
Impairments                                                       $ (27)          $ (92)         $ (43)         $ (37)
-----------------------------------------------------------------------------------------------------------------------
TOTAL NET REALIZED CAPITAL GAIN/(LOSS)
-----------------------------------------------------------------------------------------------------------------------

                                                                                YEAR OVER
                                                                                  YEAR          SEQUENTIAL
                                                                   1Q            QUARTER          QUARTER
NET INVESTMENT INCOME                                             2003           CHANGE           CHANGE
                                                              -------------   --------------   --------------
Fixed maturities [1]
  Taxable                                                            $ 159              17%              (1%)
  Tax-exempt                                                           108                -               1%
-------------------------------------------------------------------------------------------------------------
Total fixed maturities                                                 267               9%                -
Equities                                                                 3             (25%)            (25%)
Mortgage loans                                                           4             100%                -
Real estate                                                              1               NM               NM
Policy loans                                                             -                -                -
Other                                                                   15              50%             (17%)
-------------------------------------------------------------------------------------------------------------
Subtotal                                                               290              12%              (1%)
Less investment expense                                                  5              17%              17%
-------------------------------------------------------------------------------------------------------------
TOTAL NET INVESTMENT INCOME                                          $ 285              12%              (1%)
-------------------------------------------------------------------------------------------------------------

AVERAGE PRE-TAX YIELD                                                 5.8%
AVERAGE AFTER-TAX YIELD                                               4.5%

NET REALIZED CAPITAL GAIN/LOSS
Fixed Maturities                                                      $ 22               NM             (48%)
Equities                                                               (23)              NM              45%
Mortgage loans                                                           -                -                -
Real estate                                                              -                -             100%
Policy loans                                                             -                -                -
Other, net                                                              (4)              NM            (100%)
-------------------------------------------------------------------------------------------------------------
TOTAL NET REALIZED CAPITAL GAIN/(LOSS)                                $ (5)              NM             (67%)
-------------------------------------------------------------------------------------------------------------

Gross gains on sale                                                   $ 80
Gross losses on sale                                                   (60)
Other net gain/(loss)[2]                                                (3)
Impairments                                                            (22)             19%              41%
-------------------------------------------------------------------------------------------------------------
TOTAL NET REALIZED CAPITAL GAIN/(LOSS)                                $ (5)
-------------------------------------------------------------------------------------------------------------

[1]   Includes income on short-term bonds.
[2] Primarily consists of changes in fair value and hedge ineffectiveness on derivative instruments.

                             THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                              CORPORATE
                                           GENERAL ACCOUNT
                                   INVESTMENT EARNINGS BEFORE-TAX

NET INVESTMENT INCOME               1Q                2Q                3Q                4Q
                                   2002              2002              2002              2002
                               -------------     -------------     -------------     -------------
Fixed maturities [1]

Taxable                                 $ -               $ -               $ 1               $ 1
---------------------------------------------------------------------------------------------------

Total fixed maturities                    -                 -                 1                 1

Other                                     4                 5                 4                 5
---------------------------------------------------------------------------------------------------
TOTAL NET INVESTMENT INCOME             $ 4               $ 5               $ 5               $ 6
---------------------------------------------------------------------------------------------------

                                                      YEAR OVER
                                                        YEAR           SEQUENTIAL
Net Investment Income                  1Q              QUARTER          QUARTER
                                      2003             CHANGE            CHANGE
                                  --------------    --------------    -------------
Fixed maturities [1]

Taxable                                     $ -               -              (100%)
-----------------------------------------------------------------------------------

Total fixed maturities                        -               -              (100%)

Other                                         4               -               (20%)
-----------------------------------------------------------------------------------
TOTAL NET INVESTMENT INCOME                 $ 4               -               (33%)
-----------------------------------------------------------------------------------

[1] Includes income on short-term bonds.

                                             THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                            CONSOLIDATED
                                               GENERAL AND GUARANTEED SEPARATE ACCOUNT
                                                   COMPOSITION OF INVESTED ASSETS


                                                        1Q                             2Q                            3Q
                                                       2002                           2002                          2002
                                            ---------------------------    ---------------------------   ---------------------------
                                                AMOUNT      PERCENT           AMOUNT       PERCENT           AMOUNT      PERCENT

Fixed maturities, at fair value [1] [2]          $ 50,599        88.0%         $ 53,680         89.0%         $ 59,187        90.2%
Equity securities, at fair value                    1,356         2.4%            1,200          2.0%            1,031         1.6%
Policy loans, at outstanding balance                3,288         5.7%            3,204          5.3%            2,980         4.5%
Real estate/Mortgage loans, at cost                   483         0.8%              508          0.8%              554         0.8%
Other investments                                   1,806         3.1%            1,748          2.9%            1,878         2.9%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS                                $ 57,532       100.0%         $ 60,340        100.0%         $ 65,630       100.0%
------------------------------------------------------------------------------------------------------------------------------------

Total general account investments                  47,059        81.8%           49,332         81.8%           54,101        82.4%
Total guaranteed separate account investments      10,473        18.2%           11,008         18.2%           11,529        17.6%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
HIMCO managed third party accounts                  $ 642                         $ 931                        $ 1,139
------------------------------------------------------------------------------------------------------------------------------------

Corporate                                        $ 22,018        43.6%         $ 23,182         43.2%         $ 24,791        41.9%
CMO [1]                                               949         2.0%              983          1.8%            1,138         1.9%
Municipal - tax-exempt                             10,089        19.9%           10,502         19.6%           10,952        18.5%
Gov't/Gov't agencies - U.S.                           677         1.3%              842          1.6%              659         1.1%
ABS                                                 5,431        10.7%            5,723         10.7%            5,937        10.0%
Gov't/Gov't agencies - Foreign                      1,277         2.5%            1,354          2.5%            1,664         2.8%
MBS - agency                                        1,873         3.7%            2,337          4.3%            2,825         4.8%
Commercial MBS                                      5,819        11.5%            6,291         11.7%            7,465        12.6%
Municipal - taxable                                   169         0.3%              163          0.3%              167         0.3%
Redeemable preferred stock                            155         0.3%              102          0.2%              103         0.2%
Short-term [2]                                      2,142         4.2%            2,201          4.1%            3,486         5.9%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL FIXED MATURITIES                           $ 50,599       100.0%         $ 53,680        100.0%         $ 59,187       100.0%
------------------------------------------------------------------------------------------------------------------------------------

Total general account fixed maturities             40,346        79.7%           42,984         80.1%           48,085        81.2%
Total guaranteed separate account fixed maturities 10,253        20.3%           10,696         19.9%           11,102        18.8%
------------------------------------------------------------------------------------------------------------------------------------

AAA                                              $ 11,241        22.2%         $ 12,325         23.0%         $ 13,962        23.6%
AA                                                  6,875        13.6%            7,120         13.3%            7,628        12.9%
A                                                  14,575        28.8%           14,677         27.3%           15,519        26.2%
BBB                                                10,266        20.3%           10,861         20.2%           11,493        19.4%
Government [1]                                      3,214         6.4%            3,897          7.3%            4,398         7.4%
BB & below                                          2,286         4.5%            2,599          4.8%            2,701         4.6%
Short-term [2]                                      2,142         4.2%            2,201          4.1%            3,486         5.9%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL FIXED MATURITIES                           $ 50,599       100.0%         $ 53,680        100.0%         $ 59,187       100.0%
------------------------------------------------------------------------------------------------------------------------------------

                                                            4Q                             1Q
                                                           2002                           2003
                                                ---------------------------    --------------------------
                                                   AMOUNT       PERCENT           AMOUNT      PERCENT

Fixed maturities, at fair value [1] [2]             $ 59,974         90.9%         $ 63,363        91.9%
Equity securities, at fair value                         962          1.4%              661         1.0%
Policy loans, at outstanding balance                   2,934          4.4%            2,876         4.2%
Real estate/Mortgage loans, at cost                      578          0.9%              636         0.9%
Other investments                                      1,552          2.4%            1,376         2.0%
---------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS                                   $ 66,000        100.0%         $ 68,912       100.0%
---------------------------------------------------------------------------------------------------------

Total general account investments                     54,530         82.6%           57,328        83.2%
Total guaranteed separate account investment          11,470         17.4%           11,584        16.8%
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
HIMCO managed third party accounts                   $ 1,312                        $ 1,521
---------------------------------------------------------------------------------------------------------

Corporate                                           $ 26,534         44.2%         $ 28,298        44.7%
CMO [1]                                                  952          1.6%            1,079         1.7%
Municipal - tax-exempt                                10,846         18.1%           10,814        17.1%
Gov't/Gov't agencies - U.S.                              817          1.4%              910         1.4%
ABS                                                    6,091         10.1%            5,985         9.4%
Gov't/Gov't agencies - Foreign                         1,934          3.2%            2,049         3.2%
MBS - agency                                           2,818          4.7%            2,426         3.8%
Commercial MBS                                         7,561         12.6%            8,469        13.4%
Municipal - taxable                                      166          0.3%              164         0.3%
Redeemable preferred stock                               102          0.2%              103         0.2%
Short-term [2]                                         2,153          3.6%            3,066         4.8%
---------------------------------------------------------------------------------------------------------
TOTAL FIXED MATURITIES                              $ 59,974        100.0%         $ 63,363       100.0%
---------------------------------------------------------------------------------------------------------

Total general account fixed maturities                48,889         81.5%           52,126        82.3%
Total guaranteed separate account fixed maturities    11,085         18.5%           11,237        17.7%
---------------------------------------------------------------------------------------------------------

AAA                                                 $ 14,358         24.0%         $ 14,999        23.7%
AA                                                     7,784         13.0%            7,778        12.3%
A                                                     16,034         26.7%           16,690        26.3%
BBB                                                   12,121         20.2%           13,306        21.0%
Government [1]                                         4,397          7.3%            4,260         6.7%
BB & below                                             3,127          5.2%            3,264         5.2%
Short-term [2]                                         2,153          3.6%            3,066         4.8%
---------------------------------------------------------------------------------------------------------
TOTAL FIXED MATURITIES                              $ 59,974        100.0%         $ 63,363       100.0%
---------------------------------------------------------------------------------------------------------

[1]   March 31, 2002 and June 30, 2002 include $2 reflected in Corporate.
[2] September 30, 2002 includes $647 reflected in Corporate. December 31, 2002 and March 31, 2003 include $66 reflected in Corporate.

                                             THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                                LIFE
                                               GENERAL AND GUARANTEED SEPARATE ACCOUNT
                                                   COMPOSITION OF INVESTED ASSETS

                                                        1Q                             2Q                            3Q
                                                       2002                           2002                          2002
                                            ---------------------------    ---------------------------   ---------------------------
                                                AMOUNT      PERCENT           AMOUNT       PERCENT           AMOUNT      PERCENT

Fixed maturities, at fair value                  $ 33,811        86.6%         $ 36,245         87.6%         $ 39,641        88.5%
Equity securities, at fair value                      459         1.2%              462          1.1%              420         0.9%
Policy loans, at outstanding balance                3,288         8.4%            3,204          7.7%            2,980         6.7%
Real estate/Mortgage loans, at cost                   407         1.0%              422          1.0%              441         1.0%
Other investments                                   1,112         2.8%            1,071          2.6%            1,299         2.9%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS                                $ 39,077       100.0%         $ 41,404        100.0%         $ 44,781       100.0%
------------------------------------------------------------------------------------------------------------------------------------

Total general account investments                  28,604        73.2%           30,396         73.4%           33,252        74.3%
Total guaranteed separate account investments      10,473        26.8%           11,008         26.6%           11,529        25.7%
------------------------------------------------------------------------------------------------------------------------------------

Corporate                                        $ 17,732        52.3%         $ 18,649         51.4%         $ 19,978        50.4%
CMO                                                   865         2.6%              846          2.3%            1,040         2.6%
Municipal - tax-exempt                              1,645         4.9%            1,843          5.1%            2,021         5.1%
Gov't/Gov't agencies - U.S.                           606         1.8%              772          2.1%              593         1.5%
ABS                                                 4,731        14.0%            5,023         13.9%            5,200        13.1%
Gov't/Gov't agencies - Foreign                        653         1.9%              681          1.9%              830         2.1%
MBS - agency                                        1,573         4.7%            1,842          5.1%            2,236         5.6%
Commercial MBS                                      4,696        13.9%            4,960         13.7%            5,828        14.7%
Municipal - taxable                                   122         0.4%              113          0.3%              115         0.3%
Redeemable preferred stock                             57         0.2%               33          0.1%               34         0.1%
Short-term                                          1,131         3.3%            1,483          4.1%            1,766         4.5%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL FIXED MATURITIES                           $ 33,811       100.0%         $ 36,245        100.0%         $ 39,641       100.0%
------------------------------------------------------------------------------------------------------------------------------------

Total general account fixed maturities             23,558        69.7%           25,549         70.5%           28,539        72.0%
Total guaranteed separate account fixed maturities 10,253        30.3%           10,696         29.5%           11,102        28.0%
------------------------------------------------------------------------------------------------------------------------------------

AAA                                               $ 5,053        15.0%          $ 5,664         15.6%          $ 6,736        17.0%
AA                                                  3,729        11.0%            3,949         10.9%            4,196        10.6%
A                                                  11,497        34.0%           11,589         32.0%           12,262        30.9%
BBB                                                 8,255        24.4%            8,693         24.0%            9,205        23.2%
Government                                          2,790         8.3%            3,247          8.9%            3,685         9.3%
BB & below                                          1,356         4.0%            1,620          4.5%            1,791         4.5%
Short-term                                          1,131         3.3%            1,483          4.1%            1,766         4.5%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL FIXED MATURITIES                           $ 33,811       100.0%         $ 36,245        100.0%         $ 39,641       100.0%
------------------------------------------------------------------------------------------------------------------------------------

                                                            4Q                             1Q
                                                           2002                           2003
                                                ---------------------------    --------------------------
                                                   AMOUNT       PERCENT           AMOUNT      PERCENT

Fixed maturities, at fair value                     $ 40,462         89.2%         $ 42,913        90.1%
Equity securities, at fair value                         503          1.1%              452         1.0%
Policy loans, at outstanding balance                   2,934          6.5%            2,876         6.0%
Real estate/Mortgage loans, at cost                      447          1.0%              486         1.0%
Other investments                                      1,015          2.2%              890         1.9%
---------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS                                   $ 45,361        100.0%         $ 47,617       100.0%
---------------------------------------------------------------------------------------------------------

Total general account investments                     33,891         74.7%           36,033        75.7%
Total guaranteed separate account investment          11,470         25.3%           11,584        24.3%
---------------------------------------------------------------------------------------------------------

Corporate                                           $ 21,075         52.1%         $ 22,452        52.3%
CMO                                                      903          2.2%            1,024         2.4%
Municipal - tax-exempt                                 2,000          4.9%            2,004         4.7%
Gov't/Gov't agencies - U.S.                              693          1.7%              733         1.7%
ABS                                                    5,360         13.3%            5,297        12.3%
Gov't/Gov't agencies - Foreign                           846          2.1%              881         2.0%
MBS - agency                                           2,296          5.7%            1,955         4.6%
Commercial MBS                                         5,988         14.8%            6,923        16.1%
Municipal - taxable                                      114          0.3%              110         0.3%
Redeemable preferred stock                                34          0.1%               34         0.1%
Short-term                                             1,153          2.8%            1,500         3.5%
---------------------------------------------------------------------------------------------------------
TOTAL FIXED MATURITIES                              $ 40,462        100.0%         $ 42,913       100.0%
---------------------------------------------------------------------------------------------------------

Total general account fixed maturities                29,377         72.6%           31,676        73.8%
Total guaranteed separate account fixed maturities    11,085         27.4%           11,237        26.2%
---------------------------------------------------------------------------------------------------------

AAA                                                  $ 6,960         17.2%          $ 7,475        17.4%
AA                                                     4,396         10.9%            4,487        10.5%
A                                                     12,467         30.8%           13,069        30.5%
BBB                                                    9,665         23.9%           10,608        24.7%
Government                                             3,737          9.2%            3,582         8.3%
BB & below                                             2,084          5.2%            2,192         5.1%
Short-term                                             1,153          2.8%            1,500         3.5%
---------------------------------------------------------------------------------------------------------
TOTAL FIXED MATURITIES                              $ 40,462        100.0%         $ 42,913       100.0%
---------------------------------------------------------------------------------------------------------

                                        THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                    PROPERTY & CASUALTY
                                                      GENERAL ACCOUNT
                                               COMPOSITION OF INVESTED ASSETS



                                                 1Q                            2Q                           3Q
                                                2002                          2002                         2002
                                      -------------------------    --------------------------   --------------------------
                                         AMOUNT     PERCENT           AMOUNT      PERCENT          AMOUNT      PERCENT

Fixed maturities, at fair value          $ 16,786        91.0%         $ 17,433        92.1%        $ 18,899        93.5%
Equity securities, at fair value              897         4.9%              738         3.9%             611         3.0%
Policy loans, at outstanding balance            -            -                -            -               -            -
Real estate/Mortgage loans, at cost            76         0.4%               86         0.4%             113         0.6%
Other investments                             694         3.7%              677         3.6%             579         2.9%
--------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS                        $ 18,453       100.0%         $ 18,934       100.0%        $ 20,202       100.0%
--------------------------------------------------------------------------------------------------------------------------

Corporate                                 $ 4,286        25.5%          $ 4,533        26.0%         $ 4,813        25.5%
CMO                                            82         0.5%              135         0.8%              98         0.5%
Municipal - tax-exempt                      8,444        50.3%            8,659        49.7%           8,931        47.2%
Gov't/Gov't agencies - U.S.                    71         0.4%               70         0.4%              66         0.3%
ABS                                           700         4.2%              700         4.0%             737         3.9%
Gov't/Gov't agencies - Foreign                624         3.7%              673         3.9%             834         4.4%
MBS - agency                                  300         1.8%              495         2.8%             589         3.1%
Commercial MBS                              1,123         6.7%            1,331         7.6%           1,637         8.7%
Municipal - taxable                            47         0.3%               50         0.3%              52         0.3%
Redeemable preferred stock                     98         0.6%               69         0.4%              69         0.4%
Short-term                                  1,011         6.0%              718         4.1%           1,073         5.7%
--------------------------------------------------------------------------------------------------------------------------
TOTAL FIXED MATURITIES                   $ 16,786       100.0%         $ 17,433       100.0%        $ 18,899       100.0%
--------------------------------------------------------------------------------------------------------------------------

AAA                                       $ 6,188        36.9%          $ 6,661        38.2%         $ 7,226        38.2%
AA                                          3,146        18.7%            3,171        18.2%           3,432        18.2%
A                                           3,078        18.3%            3,088        17.7%           3,257        17.2%
BBB                                         2,011        12.0%            2,168        12.5%           2,288        12.1%
Government                                    422         2.5%              648         3.7%             713         3.8%
BB & below                                    930         5.6%              979         5.6%             910         4.8%
Short-term                                  1,011         6.0%              718         4.1%           1,073         5.7%
--------------------------------------------------------------------------------------------------------------------------
TOTAL FIXED MATURITIES                   $ 16,786       100.0%         $ 17,433       100.0%        $ 18,899       100.0%
--------------------------------------------------------------------------------------------------------------------------

                                                      4Q                           1Q
                                                     2002                         2003
                                          --------------------------   --------------------------
                                             AMOUNT      PERCENT          AMOUNT      PERCENT

Fixed maturities, at fair value               $ 19,446        94.5%        $ 20,384        96.0%
Equity securities, at fair value                   459         2.2%             209         1.0%
Policy loans, at outstanding balance                 -            -               -            -
Real estate/Mortgage loans, at cost                131         0.7%             150         0.7%
Other investments                                  537         2.6%             486         2.3%
-------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS                             $ 20,573       100.0%        $ 21,229       100.0%
-------------------------------------------------------------------------------------------------

Corporate                                      $ 5,459        28.0%         $ 5,846        28.6%
CMO                                                 49         0.3%              55         0.3%
Municipal - tax-exempt                           8,846        45.5%           8,810        43.2%
Gov't/Gov't agencies - U.S.                        124         0.6%             177         0.9%
ABS                                                731         3.8%             688         3.4%
Gov't/Gov't agencies - Foreign                   1,088         5.6%           1,168         5.7%
MBS - agency                                       522         2.7%             471         2.3%
Commercial MBS                                   1,573         8.1%           1,546         7.6%
Municipal - taxable                                 52         0.3%              54         0.3%
Redeemable preferred stock                          68         0.3%              69         0.3%
Short-term                                         934         4.8%           1,500         7.4%
-------------------------------------------------------------------------------------------------
TOTAL FIXED MATURITIES                        $ 19,446       100.0%        $ 20,384       100.0%
-------------------------------------------------------------------------------------------------

AAA                                            $ 7,398        38.1%         $ 7,524        36.9%
AA                                               3,388        17.4%           3,291        16.1%
A                                                3,567        18.3%           3,621        17.8%
BBB                                              2,456        12.6%           2,698        13.2%
Government                                         660         3.4%             678         3.3%
BB & below                                       1,043         5.4%           1,072         5.3%
Short-term                                         934         4.8%           1,500         7.4%
-------------------------------------------------------------------------------------------------
TOTAL FIXED MATURITIES                        $ 19,446       100.0%        $ 20,384       100.0%
-------------------------------------------------------------------------------------------------

                                 THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                 CONSOLIDATED
                                   GENERAL AND GUARANTEED SEPARATE ACCOUNT
                                            UNREALIZED LOSS AGING

AS OF MARCH 31, 2003
                                                                       TOTAL SECURITIES
                                                        ----------------------------------------------------
                                                              AMORTIZED                        UNREALIZED
                                                                COST          FAIR VALUE          LOSS
------------------------------------------------------------------------------------------------------------
Three months or less                                             $ 2,679        $ 2,608          $  (71)
Greater than three months to six months                            1,002            945             (57)
Greater than six months to nine months                               790            740             (50)
Greater than nine months to twelve months                            300            278             (22)
Greater than twelve months                                         3,419          3,134            (285)
------------------------------------------------------------------------------------------------------------
TOTAL                                                            $ 8,190        $ 7,705          $ (485)
------------------------------------------------------------------------------------------------------------

AS OF DECEMBER 31, 2002
                                                                       TOTAL SECURITIES
                                                        ------------------------------------------------
                                                              AMORTIZED                        UNREALIZED
                                                                COST          FAIR VALUE          LOSS
------------------------------------------------------------------------------------------------------------
Three months or less                                             $ 2,042        $ 1,949          $  (93)
Greater than three months to six months                            1,542          1,463             (79)
Greater than six months to nine months                               703            611             (92)
Greater than nine months to twelve months                          1,820          1,719            (101)
Greater than twelve months                                         2,351          2,103            (248)
------------------------------------------------------------------------------------------------------------
TOTAL                                                            $ 8,458        $ 7,845          $ (613)
------------------------------------------------------------------------------------------------------------


AS OF MARCH 31, 2003
                                                                                BIG AND EQUITY SECURITIES
                                                              ------------------------------------------------
                                                                     AMORTIZED                      UNREALIZED
                                                                        COST        FAIR VALUE           LOSS
--------------------------------------------------------------------------------------------------------------
Three months or less                                                   $   237        $   215          $  (22)
Greater than three months to six months                                     58             46             (12)
Greater than six months to nine months                                     131            112             (19)
Greater than nine months to twelve months                                  152            134             (18)
Greater than twelve months                                                 785            685            (100)
--------------------------------------------------------------------------------------------------------------
TOTAL                                                                  $ 1,363        $ 1,192          $ (171)
--------------------------------------------------------------------------------------------------------------

AS OF DECEMBER 31, 2002
                                                                                BIG AND EQUITY SECURITIES
                                                              ------------------------------------------------
                                                                     AMORTIZED                      UNREALIZED
                                                                        COST        FAIR VALUE           LOSS
--------------------------------------------------------------------------------------------------------------
Three months or less                                                   $   274        $   229          $  (45)
Greater than three months to six months                                    308            267             (41)
Greater than six months to nine months                                     266            213             (53)
Greater than nine months to twelve months                                  576            515             (61)
Greater than twelve months                                                 610            517             (93)
--------------------------------------------------------------------------------------------------------------
TOTAL                                                                  $ 2,034        $ 1,741          $ (293)
--------------------------------------------------------------------------------------------------------------

                                  THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                                     LIFE
                                    GENERAL AND GUARANTEED SEPARATE ACCOUNT
                                             UNREALIZED LOSS AGING



AS OF MARCH 31, 2003
                                                                            TOTAL SECURITIES
                                                          ------------------------------------------------
                                                              AMORTIZED                       UNREALIZED
                                                                 COST       FAIR VALUE           LOSS
----------------------------------------------------------------------------------------------------------
Three months or less                                             $ 2,117        $ 2,063          $  (54)
Greater than three months to six months                              774            725             (49)
Greater than six months to nine months                               706            665             (41)
Greater than nine months to twelve months                            230            213             (17)
Greater than twelve months                                         2,728          2,483            (245)
----------------------------------------------------------------------------------------------------------
TOTAL                                                            $ 6,555        $ 6,149          $ (406)
----------------------------------------------------------------------------------------------------------



AS OF DECEMBER 31, 2002
                                                                            TOTAL SECURITIES
                                                          ------------------------------------------------
                                                              AMORTIZED                       UNREALIZED
                                                                 COST       FAIR VALUE           LOSS
----------------------------------------------------------------------------------------------------------
Three months or less                                             $ 1,532        $ 1,459          $  (73)
Greater than three months to six months                            1,294          1,239             (55)
Greater than six months to nine months                               568            508             (60)
Greater than nine months to twelve months                          1,334          1,264             (70)
Greater than twelve months                                         2,135          1,927            (208)
----------------------------------------------------------------------------------------------------------
TOTAL                                                            $ 6,863        $ 6,397          $ (466)
----------------------------------------------------------------------------------------------------------


AS OF MARCH 31, 2003
                                                                      BIG AND EQUITY SECURITIES
                                                          ------------------------------------------------
                                                              AMORTIZED                       UNREALIZED
                                                                  COST         FAIR VALUE        LOSS
----------------------------------------------------------------------------------------------------------
Three months or less                                               $ 141          $ 126          $  (15)
Greater than three months to six months                               48             37             (11)
Greater than six months to nine months                               106             91             (15)
Greater than nine months to twelve months                             86             73             (13)
Greater than twelve months                                           603            519             (84)
----------------------------------------------------------------------------------------------------------
TOTAL                                                              $ 984          $ 846          $ (138)
----------------------------------------------------------------------------------------------------------



AS OF DECEMBER 31, 2002
                                                                      BIG AND EQUITY SECURITIES
                                                          ------------------------------------------------
                                                              AMORTIZED                       UNREALIZED
                                                                  COST         FAIR VALUE        LOSS
----------------------------------------------------------------------------------------------------------
Three months or less                                               $ 162          $ 130          $  (32)
Greater than three months to six months                              208            185             (23)
Greater than six months to nine months                               175            145             (30)
Greater than nine months to twelve months                            330            293             (37)
Greater than twelve months                                           501            431             (70)
----------------------------------------------------------------------------------------------------------
TOTAL                                                            $ 1,376        $ 1,184          $ (192)
----------------------------------------------------------------------------------------------------------

                               THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                                          PROPERTY AND CASUALTY
                                             GENERAL ACCOUNT
                                          UNREALIZED LOSS AGING

AS OF MARCH 31, 2003
                                                                         TOTAL SECURITIES
                                                        ------------------------------------------------
                                                              AMORTIZED                       UNREALIZED
                                                                 COST         FAIR VALUE         LOSS
--------------------------------------------------------------------------------------------------------
Three months or less                                             $   562        $   545         $   (17)
Greater than three months to six months                              228            220              (8)
Greater than six months to nine months                                84             75              (9)
Greater than nine months to twelve months                             70             65              (5)
Greater than twelve months                                           691            651             (40)
--------------------------------------------------------------------------------------------------------
TOTAL                                                            $ 1,635        $ 1,556         $   (79)
--------------------------------------------------------------------------------------------------------


AS OF DECEMBER 31, 2002
                                                                         TOTAL SECURITIES
                                                        ------------------------------------------------
                                                              AMORTIZED                       UNREALIZED
                                                                 COST         FAIR VALUE         LOSS
--------------------------------------------------------------------------------------------------------
Three months or less                                             $   510        $   490          $  (20)
Greater than three months to six months                              248            224             (24)
Greater than six months to nine months                               135            103             (32)
Greater than nine months to twelve months                            486            455             (31)
Greater than twelve months                                           216            176             (40)
--------------------------------------------------------------------------------------------------------
TOTAL                                                            $ 1,595        $ 1,448          $ (147)
--------------------------------------------------------------------------------------------------------


AS OF MARCH 31, 2003
                                                                      BIG AND EQUITY SECURITIES
                                                        ------------------------------------------------
                                                               AMORTIZED                      UNREALIZED
                                                                  COST        FAIR VALUE         LOSS
--------------------------------------------------------------------------------------------------------
Three months or less                                               $  96          $  89           $  (7)
Greater than three months to six months                               10              9              (1)
Greater than six months to nine months                                25             21              (4)
Greater than nine months to twelve months                             66             61              (5)
Greater than twelve months                                           182            166             (16)
--------------------------------------------------------------------------------------------------------
TOTAL                                                              $ 379          $ 346           $ (33)
--------------------------------------------------------------------------------------------------------



AS OF DECEMBER 31, 2002
                                                                      BIG AND EQUITY SECURITIES
                                                        ------------------------------------------------
                                                               AMORTIZED                      UNREALIZED
                                                                  COST        FAIR VALUE         LOSS
--------------------------------------------------------------------------------------------------------
Three months or less                                               $ 112          $  99          $  (13)
Greater than three months to six months                              100             82             (18)
Greater than six months to nine months                                91             68             (23)
Greater than nine months to twelve months                            246            222             (24)
Greater than twelve months                                           109             86             (23)
--------------------------------------------------------------------------------------------------------
TOTAL                                                              $ 658          $ 557          $ (101)
--------------------------------------------------------------------------------------------------------

                   THE HARTFORD FINANCIAL SERVICES GROUP, INC.
                     GENERAL AND GUARANTEED SEPARATE ACCOUNT
                            INVESTED ASSET EXPOSURES
                                 MARCH 31, 2003


CORPORATE EXPOSURES BY SECTOR
                                                      LIFE
                                             ---------------------
                                                        PERCENT OF
                                                           TOTAL
                                                          INVESTED
                                              FAIR VALUE   ASSETS
                                             ---------------------

Financial services                              $ 5,792     12.2%
Technology and Communications                     3,544      7.4%
Consumer non cyclical                             2,889      6.1%
Basic industry                                    2,631      5.5%
Utilities                                         1,966      4.1%
Consumer cyclical                                 1,722      3.6%
Energy                                            1,581      3.3%
Capital goods                                     1,126      2.4%
Transportation                                      691      1.5%
Other                                               510      1.1%
------------------------------------------------------------------

TOTAL                                           $22,452     47.2%
------------------------------------------------------------------

                                                      P&C
                                             ---------------------
                                                        PERCENT OF
                                                           TOTAL
                                                          INVESTED
                                              FAIR VALUE   ASSETS
                                             ---------------------

Financial services                             $ 1,593      7.5%
Technology and Communications                    1,053      5.0%
Consumer non cyclical                              598      2.8%
Basic industry                                     830      3.9%
Utilities                                          569      2.7%
Consumer cyclical                                  412      1.9%
Energy                                             322      1.5%
Capital goods                                      304      1.4%
Transportation                                     105      0.5%
Other                                               60      0.3%
------------------------------------------------------------------

TOTAL                                          $ 5,846     27.5%
------------------------------------------------------------------

                                                  CONSOLIDATED
                                             ---------------------
                                                        PERCENT OF
                                                           TOTAL
                                                          INVESTED
                                              FAIR VALUE   ASSETS
                                             ---------------------

Financial services                             $ 7,385     10.7%
Technology and Communications                    4,597      6.7%
Consumer non cyclical                            3,487      5.1%
Basic industry                                   3,461      5.0%
Utilities                                        2,535      3.7%
Consumer cyclical                                2,134      3.1%
Energy                                           1,903      2.8%
Capital goods                                    1,430      2.1%
Transportation                                     796      1.1%
Other                                              570      0.8%
------------------------------------------------------------------

TOTAL                                          $28,298     41.1%
------------------------------------------------------------------




TOP TEN EXPOSURES BY ISSUER [1]
                                                      LIFE
                                             ---------------------
                                                        PERCENT OF
                                                           TOTAL
                                                          INVESTED
                                              FAIR VALUE   ASSETS
                                             ---------------------

American Express Credit Account Master         $   206      0.4%
Capital One Master Trust                           206      0.4%
British Telecommunications PLC                     183      0.4%
DaimlerChrysler AG                                 182      0.4%
ConocoPhillips                                     181      0.4%
Discover Card Master Trust I                       180      0.4%
Comcast Corporation                                179      0.4%
Ford Motor Company                                 174      0.4%
General Motors Corporation                         165      0.3%
Citibank Credit Card Issuance Trust                156      0.3%
------------------------------------------------------------------

TOTAL                                          $ 1,812      3.8%
------------------------------------------------------------------

                                                      P&C
                                             ---------------------
                                                        PERCENT OF
                                                           TOTAL
                                                          INVESTED
                                              FAIR VALUE   ASSETS
                                             ---------------------

State of California                            $   223      1.0%
Germany Bundes Obligation                          182      0.8%
New York City, NY                                  168      0.8%
Illinois, State                                    149      0.7%
United Kingdom, Sovereign                          141      0.7%
New Jersey Transportation Trust Fund, NJ           120      0.6%
State of Massachusetts                             109      0.5%
UBS AG                                             104      0.5%
France, Sovereign                                  100      0.5%
New York City Transitional Finance Authority        98      0.5%
------------------------------------------------------------------

TOTAL                                          $ 1,394      6.6%
------------------------------------------------------------------

                                                  CONSOLIDATED
                                             ---------------------
                                                        PERCENT OF
                                                           TOTAL
                                                          INVESTED
                                              FAIR VALUE   ASSETS
                                             ---------------------

State of California                            $   273      0.4%
General Motors Corporation                         258      0.4%
Ford Motor Company                                 257      0.4%
Capital One Master Trust                           239      0.4%
France Telecom                                     220      0.3%
Comcast Corporation                                219      0.3%
DaimlerChrysler AG                                 218      0.3%
ConocoPhillips                                     214      0.3%
Germany Bundes Obligation                          212      0.3%
American Express Credit Account Master             209      0.3%
------------------------------------------------------------------

TOTAL                                          $ 2,319      3.4%
------------------------------------------------------------------

[1] Excludes U.S government and government agency backed securities.